                                                                  Exhibit 10.13

                           STANDARD FORM CONTRACT FOR


                                    ACCESS TO
                                SUBSCRIBER'S LINE


                                     between


                            FirstMark Communications
                                Deutschland GmbH
                            Uhlandstrasse 179/180
                                  10623 Berlin

                           - hereinafter "FirstMark" -



                                       and

                               Deutsche Telekom AG
                            Friedrich-Ebert-Allee 140
                                   53113 Bonn


                             - hereinafter "Telekom"



                             as per 19 November 1999

                                  MAIN CONTRACT


LIST OF CONTENTS

1        INTRODUCTORY STATEMENTS                                                            4

2        DEFINITIONS                                                                        4

3        SUBJECT MATTER OF THE CONTRACT                                                     5

4        PRELIMINARY REQUEST                                                                7

5        ORDERING, PROVISIONING, TERMINATION                                                7

6        OBLIGATION TO DISCLOSE                                                             8

7        TESTING TECHNIQUE                                                                  8

8        INTERFERENCE SUPPRESSION                                                           9

9        PRICES / TERMS OF PAYMENT                                                          9

10       RESERVATIONS CONCERNING MODIFICATION TO PERFORMANCE                                10

11       LIABILITY                                                                          10

12       PERIOD / TERMINATION                                                               10

13       REQUEST TO MODIFY                                                                  11

14       CONFIDENTIALITY CLAUSE                                                             11

15       RECIPROCITY                                                                        12

16       STANDARD OFFER                                                                     13

17       SUBMISSION TO REGULATORY AUTHORITY                                                 13


Main Contract                  Version: 19 November 1999                 Page 2

18       CLAUSE OF ADJUSTMENT AND INEFFECTIVENESS                                           13

19       FINAL PROVISIONS                                                                   13



Main Contract                  Version: 19 November 1999                 Page 3

Between

FirstMark Communications Deutschland GmbH, called hereinafter: "FirstMark"


and


Deutsche Telekom AG, called hereinafter: "Telekom"


the following agreements have been stipulated:

1        INTRODUCTORY STATEMENTS

FirstMark is a provider of telecommunications services to the genreal public.

The Telecommunications Act (TKG), enacted on 1 August 1996, and the Network Access Ordinance (NZV) of 23 October 1996, issued pursuant to Section 35 para 5 and Section 37 para 3 of TKG contain standards regulating the grant OF access to subsriber's line in the form of special network access.

The following provisions regulate the access to subsriber's lines, i.e. to those lines that lead from the main distributor to the end customer's telecommunication line unit (TAE).

The main part hereof contains the general terms of contract. Provisions for technical and operational details, specifications of performance, prices, notes concerning the organizational procedures as well as other specific provisions have been added as Annexes and Appendices for editorial reasons as well as to facilitate any later amendment; as such, they form part of the Contract.

2        DEFINITIONS

For the construction of the terms used in this Contract and in its Annexes and Appendices, the definitions set out in Annex 1 - Definitions - shall be considered in the first place, provided that no other construction results from the context.



Main Contract                  Version: 19 November 1999                 Page 4

3        SUBJECT MATTER OF THE CONTRACT


3.1      SPATIAL ACCESS (COLLOCATION)

Spatial Access (Collocation) is required for access to the subscriber's line. Said access shall be offered for installing the related equipment in each exchange area (at main distributor site) under the following variants:

a        in Telekom's rooms (physical collocation)

b        virtual collocation,
         in the event of circumstances which objectively do not, or do not any longer, justify physical collocation

If FirstMark has already at its disposal any premise for another contractual relation regarding physical collocation in the relevant exchange area (at main distributor site), said premise shall be used by FirstMark - if there is enough room to do so - for installing the equipment necessary for access to the subscriber's line. If that is the case, only the additional services necessary for access to the subscriber's line shall be charged as consideration for the provisioning and lease of Spatial Acess.

The description of service is specified under Annex 2 "Spatial
Access/Collocation".

3.2      ACCESS TO SUBSCRIBER'S LINE

Telekom shall offer access to the subscriber's line in debunched form, i.e. without series-connected transmision or switching equipment, yet, if required, inclusive of transmission or other passive technical equipment inserted between main distributor and telecommunication line unit, according to the variants listed under Annex 3. Furthermore, Telekom shall provide access to subscriber's line in bunched form, i.e. inclusive of series-connected equipment in accordance with the variants listed under Annex 4.

The access to subscriber's line leased to FirstMark shall be dedicated to FirstMark's own use exclusively. No transfer to third parties shall be allowed.

No debunched access shall be offered where Telekom represents facts which objectively do not allow for such an offer to be made in the individual case.


Main Contract                  Version: 19 November 1999                 Page 5

Such facts may be, in particular, if due to actual utilization of the requested subscriber's line, transmission equipment is already used for multiple utilization of the medium and if through this subscriber's line, even in the future, other end customers need to be served different from those of the competitor applying for access, or if, due to demand, relevant equipment has to be installed for the first time in order to serve other end customers in addition to those of FirstMark. Similar provisions shall apply in the event that FirstMark's end customer is to be served additionally by Telekom or other competitors through said subscriber's line. In such cases, Telekom shall offer access to subscriber's line only in the variant listed under Annex 4.

In the event that the facts represented by Telekom as grounds for the denial of debunched access are contested, the two-step evidence procedure as described under Annex 10 shall apply.

Should there be only residual capacities available because of actual use of subscriber's line by Telekom and/or other competitors, Telekom shall offer said capacities in the form of bunched access to subscriber's line pursuant to the procedure stipulated under 2.2 in annex 5 - Ordering, provisioning, termination.

There shall be no claim to access to subscriber's line if there is no free subscriber's line available and if no further use of the subscriber's line capacity to the full is possible.

Lines required by Telekom as operational reserve shall not be deemed free subscriber's line pursuant to the subparagraph hereinbefore. If the line which was originally allocated to operating reserve is actually used as a subscriber's line at the moment of the order, and if this is requested by FirstMark, said line shall be offered to FirstMark by Telekom as well.

The operating reserve listed hereinafter, which is not made available for access to subscriber's line and which is available, even to Telekom, only in the cases defined under Annex 1, shall comprise:

--------------------------------------------------------------------------------------
             PAIRING OF CABLE                       NUMBER OF COPPER PAIRS FOR

         (NUMBER OF COPPER PAIRS)                        OPERATING RESERVE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                  up to 10                                       1
--------------------------------------------------------------------------------------
                 >10 - 50                                        3
--------------------------------------------------------------------------------------
                 >50 - 100                                       5
--------------------------------------------------------------------------------------
                >100 - 200                                      10
--------------------------------------------------------------------------------------
                >200 - 500                                      25
--------------------------------------------------------------------------------------
                >500 - 1000                                     50
--------------------------------------------------------------------------------------
               >1000 - 2000                                     100
--------------------------------------------------------------------------------------


Main Contract                  Version: 19 November 1999                 Page 6

-----------------------------------------------------------------------------------------------
       NUMBER OF GLASS FIBERS PER CABLE       NUMBER OF GLASS FIBERS FOR OPERATING RESERVE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                  > up to 24                                        2
-----------------------------------------------------------------------------------------------
                   >24 to 60                                        4
-----------------------------------------------------------------------------------------------
                   >60 to 96                                        6
-----------------------------------------------------------------------------------------------
                  >96 to 132                                        8
-----------------------------------------------------------------------------------------------
                     > 132                                         10
-----------------------------------------------------------------------------------------------


No access to subscriber's line shall be offered if no compliance with the applicable ONP standards (Directive 90/387/EEC) can be reached, in particular not by contractual provisions.

4        PRELIMINARY REQUEST

Prior to ordering a subscriber's line, FirstMark shall obtain - if desired - a statement on the feasibility of the executive variant requested by FirstMark pursuant to the procedure described in Annex 5 under 2.1.

5        ORDERING, PROVISIONING, TERMINATION

5.1      ORDERING, SUPPLY TERMINATION OF SPATIAL ACCESS (COLLOCATION)

The ordering of Spatial access (Collocation) by FirstMark and its supply by Telekom shall be carried out in accordance with the procedure stipulated in Annex 5 - Ordering, provisioning, termination.

The provioning of Spatial access (Collocation) shall be concluded upon acceptance by FirstMark.

Acceptance of Spatial access (Collocation) shall be carried out in accordance with the procedure stipulated in Annex 5 - Ordering, provisioning, termination.

Both parties to the Contract may cancel or terminate the Spatial access (Collocation) pursuant to the provisions in Annex 5 - Ordering, provisioning, termination.

5.2      ORDERING, PROVISIONING, TERMINATION OF ACCESS TO SUBSCRIBER'S LINE

The order of access to subscriber's line by FirstMark and its provisioning by Telekom shall be carried out in accordance with the procedure stipulated in Annex 5 - Ordering, provisioning, termination.


Main Contract                  Version: 19 November 1999                 Page 7

Both parties to the Contract may terminate the access to the subscriber's line pursuant to the provisions in Annex 5 - Ordering, provisioning, termination.

6        OBLIGATION TO DISCLOSE

If Telekom presents a written request in the normal working hours Monday through Friday from 7.30 a.m. to 4.30 p.m., FirstMark shall be obliged to disclose in writing, on the following working day, the capacities used on the subscriber's line, if Telekom or another competitor desires access to the same subscriber's line or to parts thereof.

If no information reaches the Telekom's requesting office within this period, it is assumed that FirstMark does not use the subscriber's line at its disposal. In this case, after a renewed written request submitted to the office mentioned by FirstMark in Annex 11, and after another working day has elapsed, Telekom shall be entitled to terminate the access to subscriber's line, in order to meet Telekom's or other competitors' demand, pursuant to the provisions set out in Annex 5 point 2.4.2 subpar. 1 and 2. Upon effectiveness of the termination, the access to the subscriber's line shall be disconnected.

If there are any disputes about the utilization of capacities, the procedure described in Annex 10 shall be applied.

In addition, FirstMark shall be obliged, upon the above described request by Telekom, to disclose in writing the transmission technique adopted by FirstMark, the used bandwidth, the bit rate of the transmission system, the producer of the transmission equipment, the values of the DC supply voltage and the AC calling voltage, the type and manufacturer of the terminal equipment as well as (if applicable) other individual parameters, even outside the normal working hours as well as on Sundays and banking holidays, within 3 hours, inasmuch as the information is needed for the definition of a failure. In such cases, Telekom shall be entitled to interrupt the access to the subscriber's line after renewed request to the above office and after two other hours have elepsed; such interruption may be upheld until the failure is corrected.

7        TESTING TECHNIQUE

In order to ensure basic requirements pursuant to ONP directive (90/387/EEC) - in particular concerning the safety of network operation and maintenance of network integrity - network compatibility tests shall be carried out by Telekom under the conditions laid down in Annex 9 - Transmission techniques and network compatibility test.


Main Contract                  Version: 19 November 1999                 Page 8

8        INTERFERENCE SUPPRESSION

Interference suppression by Telekom shall be carried out pursuant to the procedure laid down in Annex 6 Interference suppression.

9        PRICES / TERMS OF PAYMENT

9.1      EURO CLAUSE

The Parties to the Contract agree that the business relation established by this Contract shall be conducted in EURO from 1 January 2000.

9.2      PRICE LEVEL

The prices to be paid by FirstMark for use of Spatial access (Collocation) as well as for access to subscriber's line shall result from Annex 7 - Prices.

Telekom shall charge a one-off provisioning fee and a monthly lease fee.

The prices as listed in Annex 7 - Prices - are not inclusive of VAT.

9.3      TERMS OF PAYMENT

Beginning from the day of provisioning ready for operation, monthly fees are to be paid pro-rata for the rest of the month. After that, fees are to be paid in advance on a monthly base; payment shall be due upon receipt of the invoice. Where the fee is to be calculated for parts of a calendar month, it shall be calculated as 1/30 of the monthly fee for each day.

Any other fees are to be paid upon rendering of the service (provisioning) and shall be due upon receipt of the invoice.

The amount due is to be credited to the account indicated on the invoice no later than on the 10th day after receipt of invoice.

9.4      DELAY IN PAYMENT

Delay begins to accrue after the first reminder to pay. If FirstMark defaults on its payments, the followong damages shall be charged:

- Default interest of 4% points over the current interest base rate of European Central Bank (Section 1 Law for discount rate transition).


Main Contract                  Version: 19 November 1999                 Page 9

- The expenses accruing for Telekom for each reminder after commencement of delay

- For each unollected cheque or each uncollected debit as well as for each returned debit: the related expenses accrued.

Where FirstMark defaults on payment of fees due for two consecutive months or defaults over a period stretching for more than two months to an amount which reaches the monthly lease price of two months, Telekom shall have the right to terminate the contractual relationship without notice.

Telekom reserves its right to assert further legal claims for delay in payment.

10       RESERVATIONS CONCERNING MODIFICATION TO PERFORMANCE

Debunched access to subscriber's line of Telekom shall be made possible subject to any contrary decision enforceable pursuant to the litigation conducted in this matter. When the decision becomes enforceable, the contracts which have been stipulated up to the delivery of this decision shall have to be adjusted if necessary, taking into account said decision.

11       LIABILITY

The Parties to the Contract shall be held liable on the proviso that liability for financial loss caused by negligence shall be limited to 25,000 DM for each of the other Party's end users having suffered damage. The maximum limit for the sum of all claims for damages shall amount to 20 mill. DM for each event that causes damage pursuant to Section 7 subpar. 2 of Ordinance for Customer Protection in Telecommunications. Where the sum of the individual damages exceeds the maximum limit, the damages shall be reduced to the same proportion which exists between the sum of all claims for damages and the maximum limit.

Liability pursuant to the provisions of the Product Liability Act shall remain unaffected.

Any personal liability of the legal representatives and of the Parties' employees shall be excluded, except for cases where the respective damage has been caused intentionally.

12       PERIOD / TERMINATION

This Contract shall enter into force on the day of the mutual execution and is stipulated for an unlimited period.

Each of the Parties to the Contract shall have the right to terminate the Contract in writing, observing a 3-month period.


Main Contract                  Version: 19 November 1999                 Page 10

If termination is effected because of a request to modify pursuant to point 13, and if technical and operational adjustment prove necessary to ensure homogenous procedures, Telekom shall present a suitably adjusted offer concurrently with the termination.

Both Parties shall have the right to terminate for extraordinary cause / without notice according to Section 626 BGB (German Civil Code), in particular if FirstMark does no longer offer any telecommunications services to the public. Where adjustment pursuant to Point 10 is impossible, Telekom may terminate the contractual relationship without notice.

13       REQUEST TO MODIFY

The Parties to the Contract shall enter into negotiations to settle any problems arising in the day-to-day business between the Parties, where this is requested by one of the Parties in writing. The technical and operational expertise accrued by all competitors and by Telekom up to that moment shall be taken into consideration in an appropriate manner.

The Parties to the Contract shall cooperate, together with other network operators, in a multilateral Sub-committee "Administrative and operational procedures concerning access to subscriber's line". Each Party shall be entitled to request this Contract to be modified, also in the event that the "Committee on technical and operational matters concerning numbering and network interconnection" issues recommendations based on the decisions taken by the Sub-committee, which concern the present Agreement.

14       CONFIDENTIALITY CLAUSE

FirstMark and Telekom undertake to keep in confidence any "confidential" data and information they may gather / have gathered while preparing or performing the Contract and to observe secrecy towards third parties in this respect.

All information is considered confidential which has been explicitly classified as such, or whose secrecy results from its subject-matter or from other circumstances.

In particular, the Parties to the Contract undertake to keep secret all confidential information which they have been entrusted with. They shall not make this information known to third parties save as provided hereunder, and they shall use it exclusively for the purpose of the co-operation described hereinbefore.


Main Contract                  Version: 19 November 1999                 Page 11

To obligation of secrecy shall not apply to information

- which was known already at the moment of the transfer without obligation of secrecy

- which was published already at aforesaid moment or which will be published at a later point of time by third parties without the recipient of the information being involvement in a way contrary to the law or the Contract

- which was legally obtained by third parties without oboligation of secrecy, or

- which has been declassified explicitly by both Parties to the Contract, or

-        which must be made known because of a legal obligation to disclose.

The Parties to the Contract shall undertake any provisions required to maintain secrecy. In particular, they shall pass on confidential information only to those employees who need to know in order to perform their duties pursuant to the cooperation outlined hereinbefore. Beyond this category of persons, confidential information may be made known to persons who are employed by affiliated companies as defined by Section 15 AktG (German Company Law) and who are competent for the decision within the scope of this cooperation. These persons are to be bound to keep the confidentiality of said information.

Where it becomes necessary in the course of the cooperation between the Contractual Parties to involve third parties (e.g., suppliers, consultants) and to pass on confidential information to them, prior notification of the other Party in writing is required. Subsequently, written agreements are to be stipulated with the third party to ensure that the provisions of said Agreements are observed.

Any confodential documents as well as any copy made thereof must be delivered on request. In this respect, no right of retention can be asserted. This clause does not apply to papers required by the other Party to perform the Contract or to complete the contractual relationship.

The obligation of secrecy shall remain for two other years after the expiration of this Agreement.

Any notification to the public concerning the stipulation of this Contract and any details hereof shall be made exclusively with the consent of both Parties to the Contract.

15       RECIPROCITY

Where FirstMark has already realised its own subscriber's lines or is going to realise them in future, and where FirstMark FirstMark is obliged to grant access to subscriber's lines pursuant to Sections 33 seqq. TKG
(Telecommunication Act) and to Network Access Ordinance, FirstMark must grant Telekom access to said lines.

Main Contract                  Version: 19 November 1999                 Page 12

The Parties shall stipulate an agreement regulating the technical, operational and commercial terms of the grant of access; said agreement shall be comparable to this Agreement and shall consider the Parties' mutual interest.

16       STANDARD OFFER

Telekom shall offer FirstMark the terms of a standard offer according to
Section 6 para 5 Network Access Ordinance NZV within six weeks after each publication of the standard offer. Within a period of six weeks after receipt, FirstMark may accept the entire offer, or parts thereof where such form a unity from a commercial and technological perspective. In such event, the terms of the basic offer between Telekom and FirstMark shall be valid from the moment in which the standard offer was published.

17       SUBMISSION TO REGULATORY AUTHORITY

Telekom shall submit this Contract to the Regulatory Authority immediately after its stipulation. The Contract does not contain any operational or commercial secrets that need to be specified as such.

The provisions of this Agreement shall be valid subject to the rights of approval and objection held by the Regulatory Authority.

18       CLAUSE OF ADJUSTMENT AND INEFFECTIVENESS

If provisions of this Agreemnt prove to be ineffective as a whole or in part, the rest of the Agreement shall remain unaffected. Inefficient provisions are to be reconstructed in such a way that the commercial purpose intended by the Agreement be obtained as far as possible. The aforesaid shall apply correspondingly where the provisions leave a gap not intended by the Parties to the Contract.

19       FINAL PROVISIONS

Present Contract is exclusively subject to the law of the Federal Republic of Germany.

No oral collateral agreements exist. Any modification or amendment to the Contract shall become effective only after mutual confirmation in writing. Rights and obligations of this Contract may be transferred to third parties only after written consent was given by the other Contracting Party. Where individual rights or obligations or the Contract as a whole are transferred to an affiliated company in the sense of Section 15 Company Law (AktG) which is holder of a licence in the sense of Section 6 subpara. 1 Telecommunications Act (TKG) and which is the operator of a telecommuncations network for the public instead of the transferring Party, only prior written notification to the other Contractual Party shall be required.

Main Contract                  Version: 19 November 1999                 Page 13

Present Contract is executed in two originals. Either Party to the Conatract shall receive one execution.

Berlin, on 2 March 2000             Potsdam, on 2 March 2000


/s/                                 /s/
------------------------            ------------------------
FirstMark Communications            Deutsche Telekom AG


/s/                                 /s/
------------------------            ------------------------
FirstMark Communications            Deutsche Telekom AG







Main Contract                  Version: 19 November 1999                 Page 14

                                   ENCLOSURES

Enclosure 1               Definitions

Enclosure 2               Collocation

Enclosure 3               Execution variants:       Bunched access to subscriber's line

Enclosure 3a              Execution variants:       Copper double wire 2-/4- wire without intermediate
                                                    regenerator (ZWR)

Enclosure 3b              Execution variants:       Glass fiber 1-/2-fibers / without intermediate
                                                    regenerator

Enclosure 3c              Execution variants:       Copper double wire 2-/4- wire with intermediate
                                                    regenerator (ZWR)

Enclosure 4               Execution variants:       Bunched access to subscriber's

Enclosure 4a              Execution variants:       Carrier-Customer-Access (CCA) of Telekom

Enclosure 4b              Execution variants:       Analog telephone access line with OPAL/ISIS

Enclosure 4c              Execution variants:       ISDN Access Line Basic with OPAL/ISIS

Enclosure 4d              Execution variants:       Primary multiplex access line OPAL/ISIS

Enclosure 5               Ordering, provision, termination

Enclosure 6               Debugging

Enclosure 7               Prices

Enclosure 8               Informations

Enclosure 9               Transmission modes and Network compatibility test

Enclosure 10              Proving procedure

Enclosure 11              Contact persons

Enclosure 12              Forms

Annex 1                   Technical Guideline 1 TR 216

Annex 2                   Technical Guideline 1 TR 220

Annex 3                   Technical Guideline 1 TR 221

Attachment 1              Prices for collocation rooms


Annex 1              Version: 19 November 1999                            Page 1
                           TALFMFIN.doc

                        "Access to the subscriber's line"


                                   ENCLOSURE 1

                                   DEFINITIONS

                        "Access to the subscriber's line"

         For the purpose of this contract, the following definitions and abbreviations hold good:

AB                                             Effective attenuation
AIS                                            Alarm Indication Signal
Anschlussbereich (AsB)                     Geographical area within a local network from which
(exchange area)                                connections of the telecommunication network are
                                               connected to a network node.

Anschlussart (type of connection)          Realization of the existing connection based on a Telekom
                                               customer connection before the change of the subscriber network provider.

Ar                                             Overall transmission loss

B                                              Bandwidth

Basisanschluss(BaAs) (base terminal)       Standardized ISDN connection with two base channels (B) with 64 kbit/s each and a control channel (D) with 16 kbit/s.

Beschaltungsgrad (subscriber's fill)           Ratio between connected-up and existing copper double
                                               wires/optic fibre wires. When determining the subscriber's fill, the operating reserve is taken into account as
                                               connected-up copper double wires/optic fibre wires.

Betriebsreserve (operating reserve)            Copper double wires/optic fibre wires that must be kept in reserve for short-term stand-by switching to substitute disturbed double wires/fibres as well as for short-term, temporary use for low-interruption capacity extension of a cable (offering of subscriber multiplex systems. The operating reserve is not related to the terminal line.

Carrier Customer Access - CCA                  Transmission route assigned by Telekom to FirstMark for the purpose of being used in the FirstMark network including the termination equipment between the end user of the competitor and the point of interchange to the competitor.

CCA-A                                          Carrier Customer Access - Analog

CCA-B                                          Carrier Customer Access - Basic

                        "Access to the subscriber's line"

CCA-P                                          Carrier Customer Access - Primary, ISDN primary rate access line
                                               (2Mbit/s structured).
CCITT                                          Comite Consultatif International Telegraphique et Telephonique
                                               (International Consulting Committee for Telegraph and Telephone
                                               Service)
CuDa (2-Dr, 4-Dr)                              Copper double wire, 2-wire, 4-wire
dBm0                                           Absolute power level related to the 0-dBr point.
dBm0p                                          Analyzed noise level (psophometer) related to the
                                               0-dBr point.
DIN                                            Deutsches Institut fur Normung e.V. (German Institute for
                                               Standards)
DS                                             Digital Section
EMV (EMC)                                      Electromagnetic compatibility
Endleitung                                     (terminal line) Section of the
                                               subscriber's line from the APL to
                                               the respective allocated 1st TAE
                                               (telecommunication line unit) or
                                               to the respective allocated NT
                                               (network termination) (inhouse
                                               infrastructure).
Entbundelter Zugang                            Access to the subscriber's line without series-connected but, if
(debunched access)                             necessary, with inserted transmission or other passive technical equipment.
ET                                             Exchange Termination
ETS                                            European Telecommunications Standard
ETSI                                           European Telecommunications Standard Institute
FE                                             Function Element
Gebundelter Zugang                             Access to the subscriber's line with series-connected
(bunched access)                               transmission equipment.
Hoherbitratiges System                         Transmission system with a bit rate GREATER THAN 144 kbit/s.
(system with higher bit rate)
HVt                                            Hauptverteiler (main distributor)
IAE                                            ISDN line unit
ISDN                                           Integrated Services Digital Network
ISIS                                           Integrated system for the provision of infrastructure on
                                               optic-fibre basis.
ITU                                            International Telecommunication Union
ITU-T                                          International Telecommunication Union
                                               Telecommunication Sector
LDC                                            Licensed service providers and carrier
Leitungsbezeichnung                            Unequivocal identification of subscriber's line allocated by
(line identification)                          Telekom.
LFA                                            Loss of Frame Alignment
LOS                                            Loss of Signal
LT                                             Line Termination

                        "Access to the subscriber's line"

Neuschaltung (new connection / access)         A new connection is established when a product of the access to the subscriber's line is not simultaneously charged with the cancellation of a Telekom product, or when the technical
                                               realization of the subscriber's line or its utilization with a high bit rate is changed (exception: Gf 1 or Gf 2). A change caused by the demand of another competitor from the debunched to the bunched access as well as a change from "CuDA 2Dr" with high bit-rate use" to "CuDA 2Dr" or from "CuDA 4Dr" with high bit-rate use" to "CuDA 4Dr" is not considered as a new connection.
NK                                             Netzknoten (network node)
NT                                             Network termination
NTA                                            Network termination, analog
NTBA                                           Network termination, base terminal
NTPM                                           Network termination, primary rate access
OPAL                                           Optic-fibre line
Physikalische Kollokation                      Co-use of the rooms/premises of Telekom as technical room for the
(physical collocation)                         access to the subscriber's line.
PrA                                            Relative level at output
PrE                                            Relative level at input
Primarmultiplexanschluss(PMxAs)                ISDN connection with the interface structure 30 B channels (64
(primary rate access)                          kbit/s each) + 1 D channel (with 64 kbit/s).
PS                                             Transmission level
QVE                                            Quantizing distortion unit
Restkapazitat (residual capacity)              Difference between usable and used capacity of a copper double wire / a subscriber multiplex system.
TAE                                            Telecommunication line unit
TE                                             Terminal equipment
Teilnehmeranschlussleitung                 Line from the main distributor to the telecommunication line unit
(subscriber's line)                            (TAE)
TelAs                                          Telephone connection
TR                                             Technical guideline
TVSt                                           Location of an exchange where the
                                               V5.1 interface can be delivered
                                               by Telekom.
UI                                             Unit interval
Ubernahme (taking-over)                        A taking-over occurs when an existing Telekom
                                               product is cancelled with a product of access to the
                                               subscriber's line being simultaneously commissioned, and
                                               when the technical realization and the utilization (with low and high bit rates) of the subscriber's line remains
                                               unchanged (exception: Gf1 or Gf2).

                        "Access to the subscriber's line"


UVt                                            Ubergabeverteiler (interchange distributor); in the interchange distributor, the subscriber's line is delivered to FirstMark.
Uw                                             Ubertragungsweg (transmission route/path)
VDE                                            Verband Deutscher Elektrotechniker (Association of German
                                               Electricians)
Vertragsnummer (contract number)               A number allocated by Telekom exclusively to the contract.
Virtuelle Kollokation                          Realization of the access to the subscriber's line without co-use
(virtual collocation)                          of the rooms/premises of Telekom, however, under equivalent economic, technical and operating conditions.
Vorgeschaltete Ubertragungstechnik             Transmission equipment installed before the main distributor and,
(series-connected transmission                 if necessary, behind the telecommunication line unit (TAE).
equipment)

Werktag (working day)                          Within the frame of this contract, Saturday is not considered as a working day.
Wettbewerber (competitor)                      Providers of telecommunication services for
                                               the public who are entitled to have access to the subscriber's line.
ZNV LDC                                        Zentrum Nationaler Vertrieb / Lizenzierte Diensteanbieter und
                                               Carrier (Center of National Sales
                                               / Licensed service providers and
                                               carrier)
Zwischengeschaltete Ubertragungs-technik       Transmission equipment installed between the main distributor and
(inserted transmission equipment)              the telecommunication line unit (TAE) , i.e. it is part of the line network.

                        "Access to the subscriber's line"


                                   ENCLOSURE 2

                                   COLLOCATION


LIST OF CONTENTS

1    PHYSICAL COLLOCATION                                                 2

2    VIRTUAL COLLOCATION                                                  4

3    ACCESS RULES                                                         7

4    USE                                                                  8

5    CABLE ENTRANCE AND MANAGEMENT                                        11

                        "Access to the subscriber's line"

1        PHYSICAL COLLOCATION

         It is principally possible to use interconnection collocation rooms for physical collocation to "access the subscriber's line" provided these rooms have spare capacities. In case the capacity of such a collocation room is fully used and it is impossible to rent another collocation room to house interconnection lines, the transfer of the physical collocation for the "access to the subscriber's line" into a collocation room shall be carried out according to this contract at the expense of FirstMark.

1.1      CONSTRUCTIONAL SPECIFICATION

1.1.1 The collocation room is a standardized, separate room used by FirstMark exclusively to install and operate the equipment needed to ensure the "access to the subscriber's line" (Article 3, subpara 2, 1st sentence, Agreement of Use (NZV)). FirstMark shall not use the collocation room for any other equipment, especially not for call-processing or other switching equipment. The debunching requirement applies here too.

         In case FirstMark installs hubbing equipment from PSTN end user interfaces, they shall be designed in such a way as to exclude the use of switching functions (connecting two end user interfaces). Telekom shall be entitled to check at any time and without prior notice whether FirstMark adheres to the above functional restriction and demand access to the documentation of the equipment used by FirstMark to "access the subscriber's line" in the collocation room.

         If this documentation is not available, FirstMark shall make efforts to obtain the documentation from the manufacturer of the respective equipment.

         FirstMark shall be obliged to exclude any function exceeding layer 2 of the OSI model as well as any switching function within layers 1 and 2 of the OSI model in the collocation room.

1.1.2 The collocation room shall be used jointly by several competitors. The area available to each competitor (collocation area) shall be marked on the floor. A layout plan (sketch) shall be drafted for each such area. The collocation room is no recreation room in the sense of the Building Regulation of the respective federal state (LANDESBAUORDNUNG).

1.1.3 The collocation area shall cover 6, 12 or 18 m2 according to the request of the competitor in line with technical, operational and legal conditions. In case of future proven additional needs, the area can be extended or an additional collocation area may be provided in the same location in line with technical, operational and legal conditions.

                        "Access to the subscriber's line"


1.1.4 The structure clearance shall range from 2.4 to 3.4m depending on on-site conditions.

1.1.5    The floor carrying capacity shall depend on on-site conditions.

1.1.6 The ceilings and walls of the collocation room shall be smooth and painted in a light colour. The floor shall be equipped with a skid-resistant cover.

1.1.7 The collocation room shall by equipped with one door (minimum dimension of door leaf: 95 cm x 195 cm) and a safety lock.

1.1.8 The collocation room shall principally have no windows. If there are windows in the danger area, the outer pane shall as a rule be missile-resistant (A1 to A3) or in rare cases burglar-resistant (B1).

1.1.9    The collocation room shall principally have no water supply.

1.1.10   The collocation room shall principally have no heating.


1.2      SPECIFICATION OF TECHNICAL BUILDING EQUIPMENT

1.2.1 The collocation room shall provide the following basic electric supplies:

         - for the room in general: lighting, light switch with socket
         - individual equipment for each competitor:
         low-voltage system (separate 230/400V electric circuit, 50Hz per phase with 16A fuse) supplied by means of a small distribution board with d.c./a.c. meter. When ordering the "room access (collocation)" FirstMark shall stipulate the maximum power input (kVA) for which the low-voltage system must be designed. Telekom shall implement the kVA desired by FirstMark as far as technical and operational conditions allow. In case the total admissible thermal load is exceeded
         (see 1.2.3) FirstMark shall be obliged to order or accept ventilation and air conditioning under an additional agreement.

1.2.2 The collocation area shall be equipped with a connection point to the existing equipotential bonding system.

1.2.3 The climatic conditions of environmental class 3.1 of ETS 300 019-1-3 shall as a rule be met without any ventilation and air conditioning equipment in
         - the ground/upper floor rooms up to a total thermal load of approximately 30 to 40W/m(2)
         - the basement rooms up to a thermal load of approximately 80W/m(2).

                        "Access to the subscriber's line"


2        VIRTUAL COLLOCATION

2.1      COLLOCATION OUTDOOR BOOTH

2.1.1    CONSTRUCTIONAL SPECIFICATION

2.1.1.1 The collocation area shall be situated at the Telekom premises in a booth (multifunctional booth/booth/ massive box) used by FirstMark exclusively to install and operate the equipment needed to ensure the "access to the subscriber's line" (Article 3, subpara 2, 1st sentence, Agreement of Use (NZV)). FirstMark shall not use the collocation room for any other equipment, especially not for call-processing or other switching equipment. The debunching requirement applies here too.
         If FirstMark installs hubbing equipment from PSTN end user interfaces, they must be technically designed in such a way as to exclude the use of switching functions (connecting two end user interfaces).


         Telekom shall be entitled to check at any time and without prior notice whether FirstMark adheres to the above functional restriction and demand access to the documentation of the equipment used by FirstMark to "access the subscriber's line" in the collocation room.

         If this documentation is not available, FirstMark shall make efforts to obtain the documentation from the manufacturer of the respective equipment.



         FirstMark shall be obliged to exclude any function exceeding layer 2 of the OSI model as well as any switching function within layers 1 and 2 of the OSI model in the collocation room.

2.1.1.2 The collocation room shall be jointly used by several competitors. The area available to each competitor (collocation area) shall be marked. The collocation room is no recreation room in the sense of the Building Regulation of the respective federal state (LANDESBAUORDNUNG).

2.1.1.3 The collocation area shall cover 6, 12 or 18 m2 according to the request of the competitor in line with technical, operational and legal conditions. In case of future proven additional needs, the area can be extended or an additional collocation area may be provided in the same location in line with technical, operational and legal conditions.

2.1.1.4 The structure clearance shall extend to 2.0 to 2.4m in line with on on-site conditions.

2.1.1.5  The floor carrying capacity shall depend on on-site conditions.

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                        "Access to the subscriber's line"

2.1.1.6 The ceilings and walls of the collocation room shall be smooth and painted in a light colour.

         The floor shall be equipped with a skid-resistant cover.

2.1.1.7 The collocation room shall by equipped with one door (minimum dimension of door leaf: 95 cm x 195 cm) and a safety lock.

2.1.1.8 The collocation room shall principally have no windows. If there are windows in the danger area, the outer pane shall as a rule be missile-resistant (A1 to A3) or in rare cases burglar resistant (B1).


2.1.2.   SPECIFICATION OF TECHNICAL BUILDING EQUIPMENT

2.1.2.1 The collocation room shall provide the following basic electric supplies:
         - for the booth in general : lighting, light switch with socket
         - individual equipment for each competitor:
         low-voltage system (separate 230/400V electric circuit, 50Hz per phase with 16A fuse) supplied by means of a small distribution board with d.c./a.c. meter. When ordering the "room access (collocation)" FirstMark shall stipulate the maximum power input (kVA) for which the low-voltage system must be designed. Telekom shall implement the kVA desired by FirstMark as far as technical and operational conditions allow. In case the total admissible thermal load is exceeded
         (see 2.1.2.3) FirstMark shall be obliged to order or accept ventilation and air conditioning under an additional agreement.

2.1.2.2 The collocation area shall be equipped with a connection point to the existing equipotential bonding system.

2.1.2.3 The climatic conditions of environmental class 3.1 of ETS 300 019 - 1 - 3 shall as a rule be met without any ventilation and air conditioning equipment up to a total thermal load of approximately 30 to 40W/m(2).


2.2.     COLLOCATION OUTDOOR BOX

2.2.1    CONSTRUCTIONAL SPECIFICATION

2.2.1.1 The collocation area shall be situated at the Telekom premises in a box especially set up for each competitor by means of a cable distributor used by FirstMark exclusively to install and operate the equipment needed to ensure the "access to the subscriber's line" (Article 3, subpara 2, 1st sentence, Agreement of Use (NZV). FirstMark shall not use the collocation room for any other equipment, especially not for call-processing or other switching equipment. The debundching requirement applies here too.

         If FirstMark installs hubbing equipment from PSTN end user interfaces, they must be

                        "Access to the subscriber's line"

         technically designed in such a way as to exclude the use of switching functions (connecting two end user interfaces).



         Telekom shall be entitled to check at any time and without prior notice whether FirstMark adheres to the above functional restriction and demand access to the documentation of the equipment used by FirstMark to "access the subscriber's line" in the collocation room. If this documentation is not available, FirstMark shall make efforts to obtain the documentation from the manufacturer of the respective equipment. FirstMark shall be obliged to exclude any function exceeding layer 2 of the OSI model as well as any switching functions within layers 1 and 2 of the OSI model in the collocation room.

         There are two different alternative solutions possible:

         Alternative solution 1: KVz83/97 cable distributor

         Provision of one KVz83/97 cable distributor case per point of interchange to house cables and transmission equipment. An extension by a second cable distributor case shall only be allowed when the first cable distributor case is used to maximum capacity. Competitors are not allowed to add own distributor cases.

         If the KVz 83/97 cable distributor holds only terminations, a maximum of 12 terminations (80 Q TrLe ) with 100 double wire cables may be installed for the termination of the junction line cable. This is based on the assumption that FirstMark installs the same number of terminations of the same dimensions for the termination of its own cables in the distributor box.

         A mix of terminations and optical fibre distribution elements or the inclusion of transmission equipment in the KVz83/97 cable distributor case reduces the above maximum number of terminations.

         Alternative solution 2: KVz82 cable distributor and one optional competitor-owned case.

         Provision of one KVz82 cable distributor case per point of interchange to house cables and transmission equipment, if any. Right next to it, the competitor may install a carrier-owned case to house technical equipment. Telekom shall perform the civil engineering work necessary to establish the carrier-owned case (e.g. building of a pedestal or base) at the expense of FirstMark. Costs shall be invoiced according to the actual work performed. The exact location shall be agreed with Telekom in good time. A second cable distributor case or carrier-owned case shall only be allowed when the first cable distributor case is used to maximum capacity.

                        "Access to the subscriber's line"

         The competitor-owned case shall feature a grey exterior front. It shall not exceed the following maximum dimensions:

         width:   1.80m
         depth:   0.50m
         height:  1.60m

         If the KVz 82 cable distributor case holds only terminations, a maximum of 8 terminations (80 Q TrLe) with 100 double wire cables may be installed for the termination of the junction line cable.
         This is based on the assumption that FirstMark installs the same number of terminations of the same dimensions for the termination of its own cables in the distributor case.

         The above maximum number of 82 terminations housed in the distributor case is based on the assumption that the distributor case is exclusively used for terminations and the provision of power supply. A mix of terminations and optical fibre distribution elements or the inclusion of transmission equipment in the KVz 82 cable distributor reduces the above maximum number of terminations.

2.2.1.2  The KVz82 or KVz83/97 shall be equipped with a double shutting lock.


2.2.2    SPECIFICATION OF TECHNICAL BUILDING EQUIPMENT

2.2.2.1  The box shall provide the following basic electric supplies:
         Low-voltage system (230V, 50Hz, 1 kVA, 16A fuse) consisting of a junction box with switch.

2.2.2.2 Depending on the conditions on-site, the box shall be equipped with an earthing system of the following parameters:
         a) buried earth electrode: 3m
         b) conductor electrode: 15m
         c) connection to the equipotential bonding system of the telecommunication building
         In case of exposure to power lines only c); under a) and b) earthing resistances according to the Technical Recommendations TE 3 of the Interference Arbitration Office (TECHNISCHE EMPFEHLUNGEN TE3 DER SCHIEDSSTELLE FUR BEEINFLUSSUNGSFRAGEN).


3        ACCESS RULES

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                        "Access to the subscriber's line"

3.1 Premises with one collocation room (inhouse, outdoor booth, outdoor box) must principally be enclosed (by a fence, trellis or walls) with one or several lockable gates. In case of inhouse collocation the exterior doors of the building shall as a rule be burglar-resistant and may be equipped with intelligent access systems.






3.2 The collocation room shall be accessible to FirstMark only via existing access ways (e.g. staircase, corridors within the building) in accordance with on-site conditions.

3.3 FirstMark shall have access to its collocation room at any time. FirstMark shall have no access to the other rooms and technical equipment in the building.

3.4 FirstMark shall see to it that its authorized representatives dispose of an ID card displaying a photo, the company name, the name of the employee and expiry date. The employee shall visibly wear this ID card during his/her whole stay at the Telekom premises. Telekom reserves itself the right to perform an ID card check on-site, if necessary.

3.5 FirstMark shall allow access to the collocation room and Telekom building only to their authorized representatives responsible for installing, operating or dismantling the equipment housed in the collocation room and only for the time needed for business reasons.

3.6 FirstMark shall provide Telekom with access to the collocation room for regular inspections, maintenance of building and technical building equipment, cleaning, assembly, fault restriction and trouble-shooting as well as in case of immediate danger. Access will also be granted to the interchange distributor for assembly work, fault restriction and trouble-shooting.

4        USE

4.1      USE OF COLLOCATION ROOM

4.1.1 The collocation room (inhouse, outdoor booth, outdoor box) shall not be used without Telekom's prior consent for any other purposes than those necessary to access the subscriber's line. It shall not be permitted to connect FirstMark's collocation equipment with the collocation equipment of other carriers. It shall be prohibited to use cables and transmission equipment which interfere with or negatively impact the operation of Telekom's switching and transmission equipment.

4.1.2 The renting out, subletting or any other use of the collocation room or part of it by a third party shall require Telekom's prior written consent.

4.1.3 FirstMark shall not be entitled to effect constructional changes to the collocation room.

                        "Access to the subscriber's line"








4.1.4 Maintenance of the building and technical building equipment shall be effected exclusively by Telekom or its contractors. This shall however not apply to the carrier-owned case in the sense of the alternative solution 2 under 2.2.1.1.

4.1.5 Any building maintenance and cosmetic repair in the collocation room shall be effected only by Telekom or its contractors. The date of such activity shall be arranged with FirstMark. These measures must principally not affect FirstMark's equipment. This shall however not apply to the carrier-owned case in the sense of the alternative solution 2 under 2.2.1.1.

4.1.6 The cleaning of the collocation room shall be performed by a contractor appointed by Telekom in accordance with Telekom's rules for technical rooms. The costs are included in the product price. This shall however not apply to the carrier-owned case in the sense of the alternative solution 2 under 2.2.1.1.

4.1.7 FirstMark may rent parking lots at the Telekom premises in line with on-site conditions, if required. The rent shall be agreed upon in a separate agreement.

4.1.8 It shall be prohibited to use mobile phones with a transmission power exceeding 2W in the collocation room or the Telekom building.

4.1.9 It shall be prohibited to use in the collocation room any other equipment not needed for installing, operating or dismantling the equipment.

4.1.10 FirstMark shall be responsible to ensure that any person entitled to access respects the house and safety regulations of Telekom.

4.1.11 FirstMark shall be obliged to give immediate notice of any damage or failure in the collocation room which may endanger Telekom's location and technical equipment. Telekom shall give immediate notice of any damage or failure in the collocation room which may endanger the technical equipment of FirstMark.

4.1.12 FirstMark shall not be entitled to display any advertisement or company name/logo at the Telekom premises except the usual company advertisements on cars, clothes and equipment.

4.2.     CHANGES IN THE USE OF COLLOCATION ROOM

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                        "Access to the subscriber's line"

4.2.1 Telekom shall be entitled to transfer the collocation room to another location in the Telekom building or, in case of virtual collocation, to another location on the Telekom premises.
         Furthermore, Telekom shall be entitled to switch from inhouse to outdoor collocation, if prevailing conditions do no longer justify physical collocation. The same applies to a switch from outdoor to inhouse collocation.

         FirstMark shall be informed about the intention to relocate the collocation room in good time (as a rule 12 months in advance). Any measure necessary in connection with a relocation of the collocation area shall be coordinated with FirstMark, taking into account FirstMark's business requirements.

4.2.2 In such a case Telekom and FirstMark shall each bear half of the costs resulting from the relocation of the collocation room. This applies in particular to costs for the transfer of cables, transmission equipment and the transmission routes to this equipment.

4.2.3 Telekom shall be entitled to transfer the collocation room to another location, if the Telekom site is relocated for business reasons. FirstMark shall be informed about the intended relocation in good time (as a rule 12 months in advance). Any measures necessary in connection with such a transfer of the collocation area shall be coordinated with FirstMark, taking into account FirstMark's business requirements.

4.2.4 Any cost arising for FirstMark in connection with the transfer of the collocation room to another Telekom site shall be borne by FirstMark. This applies in particular to the costs for the transfer of cables, transmission equipment and the transmission routes to the equipment.


4.3      KEYS AND INTELLIGENT ACCESS SYSTEM

4.3.1 Telekom shall provide FirstMark with a maximum of three keys or code cards per main distributor site which are absolutely necessary to ensure operation.

4.3.2 FirstMark shall not seek to obtain any further keys or code cards. Any keys or code cards no longer needed shall be forthwith returned to Telekom.

4.3.3 If the use of the collocation area is terminated, FirstMark shall return any keys or code cards to Telekom when handing over the area.

4.3.4 FirstMark shall notify Telekom forthwith of the current contact person in charge of the management of keys and code cards.

                        "Access to the subscriber's line"

4.3.5 FirstMark shall be obliged to register the keys or code cards and document every hand-out/return of keys or code cards. FirstMark must be able to document any person able to enter a Telekom site at a given time during the last six months.

4.3.6 The keys or code cards provided by Telekom to FirstMark shall not bear any information as to the location of the collocation room.






4.3.7 FirstMark shall be obliged to protect the keys or code cards received against any loss and to look after them in such a way that no unauthorized person can get hold of them.

4.3.8 FirstMark shall notify Telekom forthwith of any loss of a code card or key. Any such notification shall describe the circumstances leading to the loss (time, location, what exactly happened) in order to be able to assess resulting risks.

4.3.9 Any cost resulting from the loss of a key or code card shall be separately invoiced to FirstMark.

4.3.10 When handing out a key or code card to an authorized representative, FirstMark shall inform the authorized person about Telekom's safety regulations concerning the handling of keys and code cards (Paragraph 4.3.2, 1st sentence and 4.3.6-4.3.8.). The authorized person must acknowledge these regulations before obtaining a key.

5        CABLE ENTRANCE AND MANAGEMENT

5.1      CABLE ENTRANCE AND MANAGEMENT FOR PHYSICAL COLLOCATION

5.1.1    FIRSTMARK'S EXTENSION CABLE - CABLE TERMINATION

         FirstMark shall be responsible for laying the cable from its exchange to the last cable pit or empty duct without cable pit on public land in front of the Telekom exchange. The respective cable pit shall be specified by Telekom in the collocation offer. The necessary excavation work shall be performed by FirstMark at its own expense. Telekom shall lay the extension cable from the last cable pit or empty duct without cable pit on public land to the cable termination in the collocation area at the expense of FirstMark. The extension cable must end only at the cable termination used by FirstMark.

         FirstMark shall enter the cable into the pit through an empty (exterior) opening specified by Telekom in accordance with the applicable regulations regarding the entrance of cables into cable pits.

         Empty ducts shall be used to enter the cable from the cable pit or empty duct of

                        "Access to the subscriber's line"

         Telekom to the cable distribution room. Multiple use of a duct is possible, if required.

         FirstMark shall be entitled to enter a maximum of two cables - one optical fibre cable with a maximum outside diameter of 18 mm and one cable with a maximum outside diameter of 24 mm - into the Telekom building. Depending on the technical and operational conditions, it is alternatively permissible to enter two copper double wire cables. The entrance of another cable may be permitted in accordance with technical, operational and legal conditions provided the above cables are used to full capacity.




         In case of a joint collocation room for the interchange of interconnection lines and access to the subscriber's line, a maximum of all together two cables shall be permissible.

         If technical and operational conditions allow, the extension cable shall not be spliced from the cable pit (or the empty duct without cable pit) to the cable distribution room.

         The transition from the outdoor cable to the indoor cable (splice joint) shall be done in the building (cable distribution room). FirstMark shall mark the cable in the cable pit and at all visible places in the Telekom building as follows:
         - name of FirstMark
         - "cable No. 1" and/or
         - "cable No. 2".
         Other constructional details shall depend on the conditions on-site with the provisio that the above provisions are met.


         FirstMark shall provide Telekom with a halogen-free sheathed cable (outdoor cable: PE mix sheath according to DIN VDE 0207, part 3; indoor cable: halogen-free, thermoplastic flame-retardant sheath material according to DIN VDE 0819-107) plus the necessary material to install the cable (cable clamps, cable tube, joints and splice material). When setting-up the cable route for the first time, FirstMark shall provide Telekom with a detailed technical description of the cable used.

         If measures sought by Telekom or a third party (e.g. construction authorities) require a change in the cable route which necessitates a transfer of the FirstMark cable, FirstMark shall provide the cable and necessary construction material at its own expense.

         Telekom shall perform such reconstruction work only in consultation with FirstMark. The resulting costs shall be invoiced to FirstMark according to the work performed. Idle times caused by the reconstruction shall be reduced to a minimum.

         It shall not be permissible to cut empty ducts, if no vacant inlet openings are available

                        "Access to the subscriber's line"

         in the cable pit.

         If no vacant inlet openings are available in the cable pit or if the capacity of empty ducts leading from the cable pit to the building is insufficient, Telekom shall establish a new entrance into the building with ducts leading to the public land at the expense of FirstMark. FirstMark shall however not bear the costs resulting from dimensioning the entrance into the building bigger than required by First Mark. The duct system shall end without cable pit. The costs for measures within the building, if any, shall be borne by FirstMark.
         Telekom shall seal the entrance of the "extension cable" into the cable pit or duct without cable pit.

         FirstMark shall agree with Telekom on the dates when to carry out the measures necessary to enter the cable into the cable pit or duct without cable pit in order to ensure timely access to the Telekom pit and to have the entrance of the cable into the building performed by Telekom according to a coordinated time schedule. For reasons of safety, Telekom shall watch FirstMark's work on the cable pit.

         FirstMark shall assemble the cable to the cable termination in the collocation area.

         The cable termination shall be provided by FirstMark.

         Telekom shall operate the extension cable between the cable pit or the empty duct provided and the cable termination in the collocation room.

5.1.2    JUNCTION LINE CABLE BETWEEN MAIN DISTRIBUTOR AND INTERCHANGE
         DISTRIBUTOR

         The interchange distributor shall be the interface between Telekom and FirstMark.

         A distribution cabinet housing the interchange distributor shall be available to FirstMark in the collocation area.

         Telekom shall provide and install the junction line cable between the main distributor and the interchange distributor including distribution elements for the cable termination in the distribution cabinet. Telekom shall operate the junction line cable between the main distributor and the interchange distributor.

         Depending on the product type, the Telekom junction line cable to the main distributor shall end either in disconnecting terminations or optical fibre distribution elements in the interchange distributor. FirstMark shall provide and assemble own distribution elements for the continuation of the cable. The allocation of the distribution elements shall be done by FirstMark.

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                        "Access to the subscriber's line"

         The indoor cables used by FirstMark to connect the interchange distributor to its technical equipment shall feature a halogen-free sheath (halogen-free, flame-retardant. thermoplastic sheath material according to DIN VDE 0819-107) and a conductor insulation made of PE material.

         FirstMark shall install a gas-filled overvoltage arrester at the distribution elements, if necessary, to ensure adherence to the exposure values defined in Annexes 3 and 4 (e.g. power lines and lightning).

         The distribution cabinet shall be equipped with a double shutting lock.




5.2      CABLE ENTRANCE AND MANAGEMENT FOR VIRTUAL COLLOCATION (OUTDOOR
         COLLOCATION)

5.2.1    FIRSTMARK'S EXTENSION CABLE - CABLE TERMINATION

         FirstMark shall be responsible for laying the cable to the box or booth including cable assembly to its termination. First Mark shall operate the cable.

         Depending on the conditions on-site, Telekom shall - as a rule - provide a cable duct at the expense of FirstMark. The cable must be entered into this cable duct leading from the public land to the box or booth. Only halogen-free sheathed cables (PE mix for sheath according to DIN VDE 0207, part 3) shall be used. The applicable Telekom regulations regarding the entrance of cables into cable pits shall be fulfilled. The duct shall as a rule end without a cable pit. Multiple use of a duct is possible, if required.

         FirstMark shall be entitled to enter a maximum of two cables - one optical fibre cable with a maximum outside diameter of 18 mm and one cable with a maximum outside diameter of 24 mm - into the booth or box. Other constructional details shall depend on the conditions on-site with the provisio that the above provisions are met. Depending on the technical and operational conditions, it is alternatively possible to allow the entrance of two copper double wire cables. The entrance of another cable may be permitted in accordance with technical, operational and legal conditions provided the above cables are used to full capacity.

         FirstMark shall buy and use the sealing equipment provided by Telekom.

         FirstMark shall agree with Telekom on the dates when to carry out the measures necessary to enter the cable into the cable duct. The necessary excavation work shall be performed by FirstMark at its own expense.

                        "Access to the subscriber's line"

         For reasons of safety, Telekom shall watch FirstMark work on the cable duct.

         FirstMark shall provide the cable termination.

         If measures sought by Telekom or a third party (e.g. construction authorities) require a change in the cable route which necessitates a transfer of the FirstMark cable, FirstMark shall carry out the transfer at its own expense.





5.2.2    JUNCTION LINE CABLE BETWEEN MAIN DISTRIBUTOR AND INTERCHANGE
         DISTRIBUTOR

         The interchange distributor shall be the interface between Telekom and FirstMark.

         The interchange distributor shall be housed either in a distribution cabinet in the booth or in the box.

         Telekom shall provide and install the junction line cable between the main distributor and the box/booth including distribution elements (disconnecting terminations or optical fibre distribution elements) for the cable termination. Telekom shall operate the junction line cable between the main distributor and the interchange distributor.

         In case of a box solution, the disconnecting terminations shall be allocated section-wise to the KVz82 or KVz83 distributor case, starting from the left side with the lower half of the cable distributor holding the disconnecting terminations of Telekom and the upper half the terminations of FirstMark.

         In case of a booth solution, the distribution elements (disconnecting terminations or optical fibre distribution elements) shall be housed in a distribution cabinet. The distribution cabinet shall be equipped with a double shutting lock.

         FirstMark shall provide and assemble own distribution elements for the continuation of the cable. The allocation of the distribution elements shall be done by FirstMark.

                        "Access to the subscriber's line"

         The indoor cables used by FirstMark to connect the interchange distributor to its technical equipment shall feature a halogen-free sheath (halogen-free, flame-retardant, thermoplastic sheath material according to DIN VDE 0819-107) and a conductor insulation made of PE material.

         FirstMark shall install a gas-filled overvoltage arrester at the distribution elements, if necessary, to ensure adherence to the exposure values defined in Annexes 3 and 4 (e.g. power lines and lightning).

                        "Access to the subscriber's line"

                                   ENCLOSURE 3

                               Execution variants

                       Bunched access to subscriber's line

LIST OF CONTENTS

1             EXECUTION VARIANTS                                               2

2             OBLIGATION TO COOPERATE                                          2

3             PRICES                                                           2

                        "Access to the subscriber's line"


1        EXECUTION VARIANTS

Within the framework of the existing technical, operational and legal possibilities, Telekom shall offer FirstMark debunched access to subscriber's line in the execution variants described in Annex 3a to 3c.

2        OBLIGATION TO COOPERATE

For planning purposes, FirstMark shall provide Telekom with indications related to local network(s) and to products(s) once per year, on 1st January; said indications shall contain information on the prospective number of desired debunched subscriber's lines to be expected for the following two years as assessed by FirstMark, as well as on the prospective correspondent preliminary requests.

Deviating from this provision, FirstMark shall provide Telekom with indications relating to local network(s) and to product(s) for planning purposes at the latest 3 months after the stipulation of contract; said indications shall contain information on the prospective number of desired debunched subscriber's lines to be expected for the current year, as assessed by FirstMark.

The indications shall have no binding force; however, they shall be prepared by FirstMark with the utmost possible care.

3        PRICES

Telekom shall charge a one-off provisioning fee and a monthly grant fee pursuant to Annex 7 for the provisioning and grant of debunched access to subscriber's line.

                        "Access to the subscriber's line"



                                  ENCLOSURE 3A

                               EXECUTION VARIANTS

               COPPER DOUBLE WIRE 2-/4- WIRE WITHOUT INTERMEDIATE
                                REGENERATOR (ZWR)

LIST OF CONTENTS

1        DESCRIPTION OF CONTRACTUAL SERVICE                                    2

2        TECHNICAL DESCRIPTION                                                 2

                        "Access to the subscriber's line"


1        DESCRIPTION OF CONTRACTUAL SERVICE

Within the framework of existing technical and operational possibilities, Telekom shall grant the hereafter variants of copper double wire to FirstMark, at an average availability - in relation to each type of copper double wire - of 98.5% on annual average

              - Copper double wire 2-wire
              - Copper double wire 2-wire with high bit-rate use
              - Copper double wire 4-wire
              - Copper double wire 4-wire with high bit-rate use

Copper double wire 2-wire / copper double wire 4-wire may be used for transmission techniques pursuant to Annex 9, 1.2.1. Uses pursuant to Annex 9,
1.2.2 require copper double wire 2-wire with high bit-rate use or copper double wire 4-wire with high bit-rate use. As for copper double wires for high bit-rate use, better actual values than those described hereinafter may be assumed. In critical cases however, mandatory measurements by FirstMark must be carried out. Within the framework of the existing technical and operational possibilities, Telekom may determine other double wires upon request by FirstMark. This expenditure shall be debited to FirstMark.

2        TECHNICAL DESCRIPTION

2.1      GENERAL INDICATIONS

The characteristics of the copper double wires are described by the following parameters:

-        Loop resistance 0...1200 (OMEGA)

-        Capacity assigned 30...55 nF/km

-        Inductance assigned ca 0.7 mH/km

- Crosstalk at f = 1 MHz; (greater than or equal to) 43 dB according to disturbed double wire

-        Asymmetry attenuation f = 1 MHz; (greater than or equal to) 40 dB

-        Diameter of each wire 0.35 mm; 0.4 mm; 0.5 mm; 0.6 mm; 0.8 mm; 0.9 mm;
         1.2 mm in various lengths (sectioning)

-        Cable lay-up: layer or bundle stranding

                        "Access to the subscriber's line"


2.2      END USER INTERFACE

As network termination with copper double wire 2-wire, usually one 6-pole TLU socket compliant with DIN 41715 with pin assignment according to Table 1 shall be used.

------------------------------------------------------------------------------
                  CONTACT                              NETWORK INTERFACE
------------------------------------------------------------------------------
                     1                                      wire a

                     2                                      wire b

                  3 to 6                                 not assigned
------------------------------------------------------------------------------

                           Table 1: Contact assignment

As network termination with copper double wire 4-wire, two 6-pole TLU sockets compliant with DIN 41715 are normally used. Wires a1 and b1 are assigned to the first TLU, wires a2 and b2 are assigned to the second TLU according to Table 1.

2.3      FIRSTMARK INTERFACE

An interchange distributor is used as network termination. Contact assignment results from the configuration documentation.

2.4      CONNECTION USE

Telekom ensures galvanic circuit switch of copper double wire.

2.4.1    ANALOG USE COPPER DOUBLE WIRE

In case of analog service, the frequency band from 0 to 15 kHz may be used at a maximum power level of 3 dBm.

2.4.2    USE COPPER DOUBLE WIRE 2-WIRE

Transmission techniques according to Annex 9 are recommended for use. If other transmission techniques (line code) are used, network compatibility must be ascertained by testing through Telekom.

2.4.3    USE COPPER DOUBLE WIRE 4-WIRE

Transmission techniques according to Annex 9 are recommended for use. If other transmission techniques (line code) are used, network compatibility must be ascertained by testing through Telekom.

2.4.4    VOLTAGES AND CURRENTS ON COPPER DOUBLE WIRE

If call AC voltages are transmitted through copper double wire, frequency of 23 to 28 Hz and call voltage of LESS THAN OR EQUAL TO 75 V are set. Harmonic distortion of sinusoidal

                        "Access to the subscriber's line"


call voltage must not exceed 15%. Transmission of charge unit pulses through copper double wire 2-wire is effected at a frequency of 16 kHz 6 80 Hz and at a maximum level of + 17 dB (950 mV). DC feed voltage at input of copper double wires 2-/4-wire (interchange distributor) is set at 60 V nominal, current at maximum 60 mA.
If higher voltages are used, Telekom must be notified thereof to allow appropriate safety measures of copper double wire to be taken for staff protection. In addition, maximum voltage values and minimal disconnect times pursuant to relevant DIN/VDE provisions and to EN 60950 must be observed.

2.5      LONGITUDINAL VOLTAGES

Due to interference by energy facilities (eg high voltage lines, railway catenaries), external voltages on copper double wire towards ground may occur, see DIN VDE 0228. According to DIN VDE 0228, the following maximum voltages are admitted in the range from 16 2/3 to 60 Hz:

-        U
         eff= 60 V with long period interference

-        U
         eff= 430 V with short period interference (LESS THAN OR EQUAL TO 0.5 s) and

-        U
         eff= 650 V with short period interference by highly reliable energy equipment.

2.6      ATMOSPHERIC DISCHARGES

Due to atmospheric discharges (lightning), impulse voltages on copper double wire may occur, against which normally no protection devices are installed. In special cases, eg in areas with high lightning activity, protecting devices (surge diverters) are employed.
When surge diverters are activated, functional disturbances to the net may occur. Protection devices of termination stations require potential equalization (main potential equalization of building) according to DIN VDE 0800 part 2. Potential equalization will not be provided.
The specific design of the line network in the exchange area reduces the risk of voltages occurring at the end of copper double wire whose peak value exceeds 1.5 kV (LESS THAN OR EQUAL TO 1ms) (CCITT recommendation K.11; EN 41003).

                        "Access to the subscriber's line"



                                  ENCLOSURE 3B

                               EXECUTION VARIANTS

           GLASS FIBER 1-/2-FIBERS / WITHOUT INTERMEDIATE REGENERATOR

LIST OF CONTENTS

1        DESCRIPTION OF CONTRACTUAL SERVICE                                   2

2        TECHNICAL DESCRIPTION                                                2

1        DESCRIPTION OF CONTRACTUAL SERVICE

Within the framework of existing technical and operational possibilities, Telekom shall grant the hereafter variants of glass fibers to FirstMark, at an average availability - in relation to a type class of glass fibers - of 98,5% on annual average

         Gf 1
         Gf 2.

Gf ends on FirstMark's side at interchange distributor (glass fiber) and at end user's side at an optical access unit.

2        TECHNICAL DESCRIPTION

2.1      GENERAL INDICATIONS

General indications are listed on the table on the following page for the different types of cables.

2.2      END CUSTOMER INTERFACE

Network termination will usually consist of a glass fiber access unit.

2.3      FIRSTMARK INTERFACE

Network termination will consist of a plug module with SC-APC-coupler, preset for plug with 9(degree) cut according to CECC 86 265-81.

2.4      USE GF 1, GF 2

No limit is imposed on the employed transmission techniques.
For protection of personnel, line terminating equipment connected by FirstMark, laser class 1 according to IEC 825 and VBG 93 is laid down.

                        "Access to the subscriber's line"

-----------------------------------------------------------------------------------------------------------------------------------
                                TRANSMISSION TECHNIQUE FEATURES                                TRANSMISSION TECHNIQUE FEATURES
                                   OF ONE-MODE-FIBRE IN CABLE                                  OF GRADED-INDEX FIBER IN CABLE
                                       TYPE SERIES 1 + 2
-----------------------------------------------------------------------------------------------------------------------------------
FEATURE                                           DEMAND               DEMAND                      DEMAND TS0005 AND TS0007
                                                  TS00007-             TS0006/02.96         G50 / 125                 G 62.5 / 125
                                                  TS0012/02.96
-----------------------------------------------------------------------------------------------------------------------------------
Attenuation coefficient      (degree)(degree)
                             +60nm
in 1300nm range              -30nm                0.45                 0.38
maximum                      dB/km                (s.note A and B)     (s.note A and B)
-----------------------------------------------------------------------------------------------------------------------------------
Attenuation coefficient      (degree)(degree)
                             (average value)
related to 1310nm                                 0.4                  0.36
maximum                      dB/km                (s.note A and B)     (s.note A and B)
-----------------------------------------------------------------------------------------------------------------------------------
Attenuation coefficient      (degree)(degree)
                             +30nm
in 1550nm range              -70nm                0.37                 0.23
maximum                      dB/km
-----------------------------------------------------------------------------------------------------------------------------------
Attenuation coefficient      (degree)(degree)
                             (average value)      0.3                  0.21
related to 1550nm                                 (s.note A and B)
maximum                      dB/km
-----------------------------------------------------------------------------------------------------------------------------------
Dispersion parameters
                             +60nm
in 1300nm range              -30nm                5                    3
                             ps(nm-km)
-----------------------------------------------------------------------------------------------------------------------------------
Dispersion parameters
                             +30nm
in 1550nm range              -70nm                21                   19
maximum                      ps(nm-km)
-----------------------------------------------------------------------------------------------------------------------------------

                        "Access to the subscriber's line"

-----------------------------------------------------------------------------------------------------------------------------------
                                      TRANSMISSION TECHNIQUE FEATURES                             TRANSMISSION TECHNIQUE FEATURES
                                         OF ONE-MODE-FIBRE IN CABLE                               OF GRADED-INDEX FIBER IN CABLE
                                             TYPE SERIES 1 + 2
-----------------------------------------------------------------------------------------------------------------------------------
FEATURE                                                 DEMAND             DEMAND                   DEMAND TS0005 AND TS0007
                                                        TS00007-           TS0006/02.96     G50 / 125                G 62.5 / 125
                                                        TS0012/02.96
-----------------------------------------------------------------------------------------------------------------------------------
Dispersion parameters
                                   +10nm
in 1550nm range                    -10nm
max. mean value                    ps(nm-km)            19
-----------------------------------------------------------------------------------------------------------------------------------
Polarisation modal dispersion      PMD
at 1550nm maximum                  ps/(nm-km)           0.5                0.5
-----------------------------------------------------------------------------------------------------------------------------------
Cut-off wavelength                 1 cc1)
maximum                            Nm                   1270               1270
Cut-off wavelength                 1 c1)
in range                           Nm                   1100-1315          1100-1315
-----------------------------------------------------------------------------------------------------------------------------------
Attenuation coefficient            (degree)(degree)
                                   +30nm                                                  1                       1
related to 1300nm
                                   -15nm                                                  (s. note A)             (s. note A)
maximum                            dB/km
-----------------------------------------------------------------------------------------------------------------------------------
Attenuation coefficient            (degree)(degree)
(average value)
at 1300nm                                                                                 0.8                     0.8
maximum                            dB/km                                                  (s. note A and B)       (s. note A and B)
-----------------------------------------------------------------------------------------------------------------------------------
Bandwidth B0 3)
related to 1 km 1)
at 850nm                                                                                  1000                    1000
at least                           MHz
-----------------------------------------------------------------------------------------------------------------------------------
Attenuation coefficient at 850nm 2)
maximum                            dB/km                                                  2.5                     3
                                                                                          (s. note A and B)       (s. note A and B)
-----------------------------------------------------------------------------------------------------------------------------------

                        "Access to the subscriber's line"

-----------------------------------------------------------------------------------------------------------------------------------
                                      TRANSMISSION TECHNIQUE FEATURES                         TRANSMISSION TECHNIQUE FEATURES
                                         OF ONE-MODE-FIBRE IN CABLE                           OF GRADED-INDEX FIBER IN CABLE
                                             TYPE SERIES 1 + 2
-----------------------------------------------------------------------------------------------------------------------------------
FEATURE                                                 DEMAND                 DEMAND            DEMAND TS0005 AND TS0007
                                                        TS00007-               TS0006/02.96    G50 / 125             G 62.5 / 125
                                                        TS0012/02.96
-----------------------------------------------------------------------------------------------------------------------------------
Bandwidth B0 3)
related to 1 km 1)
at 850nm                                                                                       600               in prep.
at least                                    MHz
-----------------------------------------------------------------------------------------------------------------------------------
Numerical aperture AN                                                                          0.26              0.2756
                                                                                               0.02              0.015
-----------------------------------------------------------------------------------------------------------------------------------




NOTE A: Outlier regulation

Single values up to a value of LESS THAN OR EQUAL TO 0.52 dB/km related to 1310 nm and/or LESS THAN OR EQUAL TO 0.35 dB/km related to 1550 nm are admitted in case of:

- Cables with 4 fibers for 1 fiber

- Cables with 8-48 fibers for 2 fibers

- Cables with more than 48 fibers for max. 3 fibers, however not in one bundled wire

If a supply lot consists of several cable sections, recourse to this outlier regulation in the event of series-connection of such fibers in the cable line - regenerator field - is admitted only for max. 2 cable sections. Recourse to this outlier regulation must be notified each quarter to Telekom Fachgruppe TN216, indicating cable type and size of the lot (order code) pursuant to Annex C.

NOTE B: Attenuation measurements with OTDR.

                        "Access to the subscriber's line"


                                  ENCLOSURE 3C

                               EXECUTION VARIANTS

                 COPPER DOUBLE WIRE 2-/4- WIRE WITH INTERMEDIATE
                                REGENERATOR (ZWR)

LIST OF CONTENTS

1        DESCRIPTION OF CONTRACTUAL SERVICE                                  2

2        TECHNICAL DESCRIPTION                                               2

                        "Access to the subscriber's line"

1.       DESCRIPTION OF CONTRACTUAL SERVICE

Within the framework of existing technical and operational possibilities, Telekom shall grant the hereafter variants of copper double wire to FirstMark at an average availability - in relation to type of copper double wire - of 98.5% on annual average

              - Copper double wire 2-wire with intermediate regenerator
              - Copper double wire 4-wire with intermediate regenerator

on condition that, at the moment of FirstMark's request, the intermediate regenerators are already in place at the end-customer's connection to be cancelled.

2        TECHNICAL DESCRIPTION

2.1      GENERAL INDICATIONS

The characteristics of the copper double wires are described by the following parametres:

-        Loop resistance 0...1400 (OMEGA)

-        Capacity assigned 30...55 nF/km

-        Inductance assigned appr. 0.7 mH/km

- Crosstalk at f = 1 MHz; (greater than or equal to) 43 dB according to disturbed double wire


-        Asymmetry attenuation f = 1 MHz; (greater than or equal to) 40 dB

-        Diameter of each wire 0.35 mm; 0.4 mm; 0.5 mm; 0.6 mm; 0.8 mm; 0.9 mm;
         1.2 mm in various lengths (sectioning)

-        Cable lay-up: layer or bundle stranding

2.2      END CUSTOMER INTERFACE

As network termination with copper double wire 2-wire, usually one 6-pole TLU jack compliant with DIN 41715 with contact assignment according to Table 2 is used.

                        "Access to the subscriber's line"

-------------------------------------------------------------------------------
                 Contact                         Network interface
-------------------------------------------------------------------------------
                    1                                 wire a

                    2                                 wire b

                 3 to 6                            not assigned
-------------------------------------------------------------------------------

                           Table 2: Contact assignment

As network termination with copper double wire 4-wire, usually two 6-pole TLU sockets compliant with DIN 41715 are used. Wires a1 and b1 are assigned to the first TLU, wires a2 and b2 are assigned to the second TLU according to Table 2.

2.3      FIRSTMARK INTERFACE

An interchange distributor is used as network termination. Pin assignment results from the configuration documentation.

2.4      USE OF CONNECTION

2.4.1    USE 0...144 KBIT/S NET BIT RATE (= COPPER DOUBLE WIRE 2-WIRE)

For service, transmission technique according to ETR 080 Annex B and/or Telekom guideline 1 TR 220 (see Annex 2) must be used.
To supply intermediate regenerator with power, supply voltages according to Telekom guideline 1 TR 216 (see Annex 1) must be used.

2.4.2    USE 0...2.0 MBIT/S ( = COPPER DOUBLE WIRE 4-WIRE)

For service, transmission technique according to Telekom guideline 1 TR 221 (HDB3-code) must be used.

Power supply of intermediate regenerator must be realised by remote feeding (constant-current source), launched through a phantom circuit.

Nominal constant feed current:     59 mA +/- 1 mA
Nominal voltage range:             10 V to 200 V
Safety disconnect:                 at 66 mA
Upper voltage limit:               210 V
Galvanic disconnect:               2 kV

For safety of personnel and of technical facilities, maximum current values and minimal disconnect times are to be respected in accordance with the relevant DIN/VDE regulations and with EN 60950.

                        "Access to the subscriber's line"

2.5      LONGITUDINAL VOLTAGES

Due to interference by energy facilities (e.g. high voltage lines, railway catenaries), external voltages on copper double wire towards ground may occur, see DIN VDE 0228. According to DIN VDE 0228, the following maximum voltages are admitted in the range from 16 2/3 to 60 Hz:

-        U
         eff= 60 V in case of long period interference

-        U
         eff= 430 V in case of short period interference (less than or equal to 0.5 s) and

-        U
         eff= 650 V in case of short period interference by highly reliable energy equipment.


2.6      ATMOSPHERIC DISCHARGES

Due to atmospheric discharges (lightning), impulse voltages on copper double wire may occur, against which there are normally no protecting devices installed.

In special cases, e.g. in areas with high lightning activity, protecting devices (surge diverters) are employed.

When surge diverters are activated, functional disturbances to the net may occur.

Protection devices of termination stations require potential equalization (main potential equalization of building) according to DIN VDE 0800 part 2. Potential equalization will not be provided.

The specific design of the line network in the exchange area reduces the risk of voltages occurring at the end of copper double wire whose peak value exceeds 1.5 kV (less than or equal to 1ms) (CCITT recommendation K.11; EN 41003).

                        "Access to the subscriber's line"


                                   ENCLOSURE 4

                               EXECUTION VARIANTS

                         BUNCHED ACCESS TO SUBSCRIBER'S



LIST OF CONTENTS


1   EXECUTION VARIANTS                                           2

2   OBLIGATION TO COOPERATE                                      2

3   PRICES                                                       2

                        "Access to the subscriber's line"


1        EXECUTION VARIANTS

Within the framework of the existing technical, operational and legal possibilities, Telekom shall offer FirstMark bunched access to subscriber's line in the execution variants described in Annex 4a to 4d.

2        OBLIGATION TO COOPERATE

For planning purposes, FirstMark shall provide Telekom with indications related to local network(s) and to products(s) once per year, on 1st January; said indications shall contain information on the prospective number of desired bunched subscriber's lines to be expected for the following two years as assessed by FirstMark, as well as on the prospective correspondent preliminary requests.

Deviating from this provision, FirstMark shall provide Telekom with indications relating to local network(s) and to product(s) for planning purposes at the latest 3 months after the stipulation of contract; said indications shall contain information on the prospective number of desired bunched subscriber's lines to be expected for the current year as assessed by FirstMark.

The indications shall have no binding force; however, they shall be prepared by FirstMark with the utmost possible care.

3        PRICES

Telekom shall charge a one-off provisoning fee and a monthly grant fee pusuant to Annex 7 for the provisioning and grant of bunched access to subscriber's line.

                        "Access to the subscriber's line"


                                  ENCLOSURE 4a

                               EXECUTION VARIANTS

                    CARRIER-CUSTOMER-ACCESS (CCA) OF TELEKOM


LIST OF CONTENTS

1    DESCRIPTION OF CONTRACTUAL SERVICE                                             2

2    TECHNICAL DESCRIPTION CARRIER CUSTOMER ACCESS ANALOG                           4

3    TECHNICAL DESCRIPTION CARRIER CUSTOMER ACCESS - BASIC WITH PCM2FA              13

4    TECHNICAL DESCRIPTION CARRIER CUSTOMER ACCESS - BASIC WITHOUT PCM2FA           17

5    TECHNICAL DESCRIPTION CARRIER CUSTOMER ACCESS - PRIMARY                        19

6    TELEPHONE SIGNALING                                                            20

7    LITERATURE                                                                     22

                        "Access to the subscriber's line"


1        DESCRIPTION OF CONTRACTUAL SERVICE

Within the framework of existing technical and operational possibilities, Telekom shall grant subscriber's lines (CCA) to FirstMark at an average availability - in relation to a type class of CCA - of 98,5% on annual average.

The following CCA variants are offered:

              Carrier Customer Access - Analog
              Analog Interfaces with
              Telephone Signaling



              Customer     Carrier
                  (Collocation room)

              [insert diagram]
                                            Possible uses:

                                            -Service channel 300 to 3400Hz
                                            -Call signal 25 or 50Hz
                                            -Feed current 20 to 60mA
                                            -Feed voltage 24 to 60V
                                            -Meter pulse 16kHz


              Carrier Customer Access - Basic
              Digital Interfaces with
              B + B + D Channel (with PCM2FA)


              Customer     Carrier
                  (Collocation room)

              [insert diagram]
                                            Main features:

                                            - Customer S0 according to I.430
                                            - Carrier 3x64kBit/s G.703.
                                            - B1/B2 channel
                                            - D-channel 16kBit/s
                                            - Intermediate regenerator (possibe)

                        "Access to the subscriber's line"


              Carrier Customer Access - Basic
              Digital Interfaces with
              B + B + D Channel (without PCM2FA)




              Customer     Carrier
                  (Collocation room)

              [insert diagram]
                                            Main features:

                                            - Customer S0 according to I.430
                                            - Carrier Uk0 according to 1TR220
                                            - B1/B2 channel
                                            - D-channel 64kBit/s
                                            - Intermediate regenerator (possibe)


              Carrier Customer Access - Primary
              Digital Interfaces with
              30B + D64 Channel




              Customer     Carrier
                  (Collocation room)

              [insert diagram]
                                            Main features:

                                            - Customer S2M according to I.430
                                            - Carrier 2Mbit/s G.703/704.
                                            - 30B-channels 64kBit/s
                                            - D-channel 64kBit/s
                                            - Intermediate regenerator (possibe)

                        "Access to the subscriber's line"


2        TECHNICAL DESCRIPTION CARRIER CUSTOMER ACCESS ANALOG


2.1      TRANSMISSION TECHNIQUE FEATURES OF CONNECTION

The transmission route is provided full duplex at bandwidth 3.1 kHz in the frequency range 300 to 3400 Hz.

2.1.1    OVERALL TRANSMISSION  LOSS

Nominal overall loss is ar (less than or equal to) 10 dB at frequency 1000 Hz.

2.1.2    FREQUENCY OVERALL LOSS DISTORTION

Frequency overall loss distortion ranges, in relation to overall loss at 1000 Hz, within the tolerances defined by Fig. 1.

Overall loss in dB



[insert diagram]



                           Frequency in Hz

1) The amplified tolerance diagram applies to transmission routes which are not led over a transmission system.

                    Fig. 1: Frequency overall loss distortion


2.1.3    RELATIVE LEVELS

Relative levels at input and output of transmission routes are indicated to avoid overload of technical equipment on transmission route.

2.1.3.1  RELATIVE LEVEL AT INPUT OF TRANSMISSION ROUTE

Relative level at input is PrE = +3 dBr.

                        "Access to the subscriber's line"

2.1.3.2  RELATIVE LEVEL AT OUTPUT OF TRANSMISSION ROUTE

Relative level at output is PrA (greater than or equal to) -7 dBr, and with deattenuation PrA (greater than or equal to) -2 dBr.

2.1.4    DELAY

Delay of up to 5 ms must be taken into account for the connection.

2.1.5    QUANTIZATION DISTORTION

A maximum of 3.5 quantization distortion units will occur within one Carrier Customer Access-Analog (between Network Termination - Analog).

                        "Access to the subscriber's line"

2.2      END CUSTOMER INTERFACE

In principle, Technical guideline 1 TR 110 "Technical Description of Analog dial-up connections at Telephone Network/ISDN of Deutsche Telekom" [16] applies.

2.2.1    CONNECTOR / JACK

Usually, a 6-pole telecommunication line unit as defined by DIN 41 715 [2] is installed as Network Termination-Analog with pin assignment according to Table
3. Exceptions are possible, e.g. special requirements of end customer regarding installation.


----------------------------------------------------------------------
              Contact                       Network interface
----------------------------------------------------------------------
                 1                               wire a

                 2                               wire b

                 3                            not assigned

                 4                            not assigned

                 5                            not assigned

                 6                            not assigned
----------------------------------------------------------------------

               Table 3: Contact assignment

2.2.2    NOISES

Noise level assessed psophometrically at NTA depends on the length and routing type of transmission path. Noise level of maximally -52 dBm0p at one NTA may occur, if the other NTA is terminated with nominal impedance.

2.2.3    IMPEDANCE AT INPUT

Transmission of useful signals through analog dial-up connection is based on the matching technique, routinely used in telecommunications. To ensure best transmission of useful signals, the analog dial-up connection expects a terminal to be switched on, whose signal source/signal sink is adjusted to the impedance of the analog dial-up connection. The occurrence of reflections and echoes is reduced by the adjustment. The nominal value of the input impedance at 2-wire interfaces of the transmission route is set at ZR.

2.2.3.1  USEFUL SIGNAL AT OUTPUT OF NTA

The useful signal at output of NTA depnds on the attenuation and the attenuation distortions of the transmission route as well as on the useful signal at input of NTA at the remote end. If a level of -9 dBm (f = 1000 Hz) is sent at the input of NTA (remote end), the level at output will be -19 to -9 dBm.

                        "Access to the subscriber's line"


2.2.3.2  DISTURBING SIGNAL AT OUTPUT OF NTA

The useful signal at the input of NTA (near end) can be reflected on the transmission route. At the output of NTA, the useful signal appears in delay and attenuated by ca 10 dB.

The useful signal at the input of NTA (remote end) can be double-reflected. At the output of NTA (near end), the useful signal appears in delay and attenuated by ca 20 dB.

2.2.4    CLIMATIC CONDITIONS

The employed NTA are appropriate for operation in a surrounding climate according to ETS 300 019-1-3 [3] environment class 3.1 DIN IEC 721 [8].

2.3      FIRSTMARK INTERFACE

2.3.1    CONNECTOR / JACK

Usually a contact couple at the distributor is provided as NTA.

2.3.2    NOISES

Noise level assessed psophometrically at NTA depends on the length and type of transmission path routing. Noise level of maximally -52 dBm0p at one NTA may occur if the other NTA is terminated with nominal impedance.

2.3.3    IMPEDANCE AT INPUT

Transmission of useful signals through analog dial-up connection is based on the matching technique, routinely used in telecommunications. To ensure best transmission of useful signals, the analog dial-up connection expects a terminal to be switched on, whose signal source/signal sink is adjusted to the impedance of the analog dial-up connection. The occurrence of reflections and echoes is reduced by the adjustment. The nominal value of the input impedance at the 2-wire interfaces of the transmission route is set at ZR.

2.3.3.1  USEFUL SIGNAL AT OUTPUT OF NTA

The useful signal at output of NTA depnds on the attenuation and the attenuation distortions of the transmission route and on the useful signal at input of NTA at the remote end. If a level of -9 dBm (f = 1000 Hz) is sent at the input of NTA (remote end), the level at output will be -19 to -9 dBm.

                        "Access to the subscriber's line"

2.3.3.2  DISTURBING SIGNAL AT OUTPUT OF NTA

The useful signal at the input of NTA (near end) may be reflected on the transmission route. At the output of NTA the useful signal appears in delay and attenuated by ca 10 dB.

The useful signal at the input of NTA (remote end) can be double-reflected. At the output of NTA (near end) the useful signal appears in delay and attenuated by ca 20 dB.

2.2.4    CLIMATIC CONDITIONS

The employed NTA are suitable for operation in a surrounding climate according to ETS 300 019-1-3 [3] environment class 3.1 DIN IEC 721 [8].

2.4      TELEPHONE SIGNALING

Telephone signaling is permanently available and is not decoupled from the service channel. Telephone signaling can only work if the limits defined in Tables A/1 or 2 are respected. By these limits, it is also ensured that no disturbances to the network occur.

In addition, the following conditions apply:

- The transmission route has a DC resistance of (less than or equal to) 1200 X,

- signal key and loop signal are distorted by the transmission route by maximally 610 ms,

- leakage resistances of the transmission route between a-wire and reference potential, b-wire and refernce potential and a-wire and b-wire amount to (greater than or equal to) 100 kX, respectively.

2.5      TRANSMIT LEVEL

"CCA for analog telephone connection" is a transmission route with analog a/b interfaces. Within the dynamic range of the A-coding law according to ITU-T recommendation G.711 [9], any level can be transmitted.

A relative level of +3.14 is assigned to the load capacity.

A digital interface corresponds to a 0 dBr point with a relative level of 0 dBr.

A test signal according to ITU-T recommendation G.711 [9] generates an absolute power level of 0 dBm after D/A conversion.

To ensure assignment of transmit signals to terminal equipment, the specifications for network access are given hereafter.

2.5.1    TRANSMIT LEVEL AT NETWORK ACCESS

In communication state, a useful signal within the frequency range from 300 Hz to 3400 Hz can be transmitted through Carrier Customer Access - Analog. The dynamic range at the network access is ca 60 dB.

As the effect of useful signals and disturbing signals reaching the transmission route input depends on the type of signal (voice signal, single frequencies i.a.), such signals can be classified into various categories. Terminal equipment is subdivided in various, reciprocally non-exclusive categories to avoid negative interference on transmission route by useful and disturbing signals.

                       "Access to the subscriber's line"

A type of terminal equipment may well appear in more than one category. For the purpose of this "Technical description", a general subdivision is defined according to the following definition:

a) terminal equipment whose output signals come from an integrated acoustic/electric converter in real time (see section 2.5.2);

b) terminal equipment whose output signals are generated electrically within the terminal (see section 2.5.3);

c) circuit-switching terminal equipment whose output signals come from another electric interface (see section 2.5.4).

NOTE: Terminals may belong to more than one category. A telephone may belong to category a) for voice and to category b) for emission of MFV signals. The function of emitting synthetic or stored voice or music, as present in answering machines or voice boxes, falls under category b).

2.5.2    TERMINAL WITH ACOUSTIC SOURCE (SEND LOUDNESS RATING SLR)

Minimal SLR of the terminal, measured at termination with ZR, must be (greater than or equal to) -5.

Note: Minimal SLR value of -5 dB relates to the measured current value, not to the nominal value, i.e. there is no tolerance for this value. It was specified to ensure the network to run unharmed. It is recommended to have SLR (greater than) -2 dB under normal operating conditions.

2.5.3    TERMINAL WITH INTERNALLY GENERATED ELECTRIC SIGNAL

2.5.3.1  MAXIMUM MEDIUM LEVEL

Medium power level in the frequency range from 200 Hz to 3800 Hz in each one-minute interval must be (less than or equal to) -9 dB, if the terminal is terminated with ZR.

2.5.3.2  MAXIMUM INSTANTANEOUS POWER (PEAK VOLTAGE)

Maximum instantaneous power is indicated as peak voltage.
Maximum peak voltage in frequency range from 200 Hz to 3800 Hz must be (less than or equal to) 2.0 V, if terminal is terminated with ZR.

2.5.3.3  MAXIMUM POWER IN 10-HZ BANDWIDTH

Maximum power in 10-Hz bandwidth with medium frequency in the frequency band from 5 Hz to 4300 Hz must comply with the conditions according to fig 2, if the terminal is terminated with ZR.

EXCEPTION: When sending MFV signals, maximum power in 10-Hz bandwidth between
           1200 Hz and 1700 Hz may be exceeded by maximally 3 dBm.

NOTE: MFV signals usually have a mark-to-space ratio of less than 50%.

                       "Access to the subscriber's line"

                               Note: For determination of this tolerance mask, max. medium transmit level of -9dBm and relative level at input of +6 dBr are assumed.



Transmit level
in dBm



                           measurement bandwidth 10 Hz

                                frequency in Hz

                                Fig. 2: Maximum power in 10-Hz bandwidth

2.5.4    TERMINAL WITH ELECTRIC INPUT SIGNAL

There are no regulations for the level of the output signal in the frequency range from 5 Hz to 4300 Hz if the output signal comes from another electric interface (e.g. with circuit-switching terminal equipment).

NOTE: It is not feasible to limit the level of signals coming from other input units of the terminal, therefore there is no rule regulating this category of terminals in this standard. It is recommended that the manufacturer of the terminal equipment give indications on the allowed signal level at the input interfaces for which through- connection is allowed.

2.5.5    MAXIMUM TRANSMISSION POWER ABOVE 4.3 KHZ

This rule applies to all terminal equipment. If the output signal of the terminal comes from an acoustic interface or from an electric interface, these inputs must be in idle state.

The maximum transmit level above 4.3 kHz, generated by normal use of the terminal and measured at termination with 120 X at bandwidth according to Table 4, must observe the conditions defined by Fig. 3 over the entire frequency range from 4.3 kHz to 2 MHz.

EXCEPTION: E.g., during transmission of MFV signal, the level of single-frequency shares in the ouput spectrum may exceed the values laid down in Fig. 3, however a value of -35 dBm must not be exceeded.

                       "Access to the subscriber's line"


Note 1: Terminating impedance of 120 X was selected for the out-of-band standard because this is a fairy good approximation to what the terminal perceives at these frequencies.


--------------------------------------------------------------------------------
                          Note 2:                      Measurement bandwidth

        "Standard operation of terminal" is defined

               in conditions of measurement
--------------------------------------------------------------------------------
                       4.3 to 7 kHz                         300 Hz
--------------------------------------------------------------------------------
                       7 to 200 kHz                         1 kHz
--------------------------------------------------------------------------------
                       0.2 to 2 MHz                         10 kHz
--------------------------------------------------------------------------------

      Table 4: Measurement bandwidth in case of out-of-band interferences


                         Note: For determination of this tolerance mask, max. medium transmit level of -9dBm and relative level at input of +6 dBr are assumed

Transmit level
in dBm


                    measurement bandwidth

                                frequency in Hz



                      Fig. 3: Maximum transmit level above 4.3 kHz

NOTE: Terminals emitting a level of + 18 dBm for a short time ((less than or equal to) 10ms) do not disturb the network.

2.6      LONGITUDINAL VOLTAGES

Due to interference by energy facilities (e.g. high voltage lines, railway catenaries), external voltages on copper double wire towards ground may occur, see DIN VDE 0228 [4]. According to DIN VDE 0228, the following maximum voltages are admitted in the range from 16 2/3 to 60 Hz:

- Ueff = 60 V in case of long period interference

- Ueff = 430 V in case of short period interference ((less than or equal to)
         0.5 s) and

NOTE: In the course of adjustment of DIN VDE 0228 to international rules, it is likely that the voltage for short period interference by energy facilities of high reliability will be completed by a value of 650 V. The changed limits will apply also to this guideline.

                       "Access to the subscriber's line"

2.7      ATMOSPHERIC DISCHARGES

Due to atmospheric discharges (lightning), impulse voltages on the transmission route may occur, against which normally no protection devices are installed.

In special cases, e.g. in areas with high lightning activity, protecting devices (surge diverters) are employed.

When surge diverters are activated, functional disturbances to the net may occur. Protection devices of termination stations require potential equalization (main potential equalization of building) according to DIN VDE 0800 [5] part 2. Potential equalization will not be provided.

The specific design of the line network in the exchange area reduces the risk of voltages occurring at NTA whose peak value exceeds 1.5 kV ((less than or equal to) 1ms) (CCITT recommendation K.11 [6]; EN 41003 [7]).

                       "Access to the subscriber's line"

3        TECHNICAL DESCRIPTION CARRIER CUSTOMER ACCESS - BASIC WITH PCM2FA

Fig. 4 shows the integration of CCA into refernce configuration of ISDN. the CCA corresponds to Access Digital Section of ETS 300 297. The CCA is terminated at reference point T by a S0 interface and at reference point V1 by three 64 kbit/s interfaces. ETS 300 166 specifies features of CCA between refernce points T and V1.

[insert diagram]





                  Fig. 4: Diagram of CCA for ISDN base terminal



3.1      INTERFACES AT REFERENCE POINT V1

Logical interface V1 consists of three 64 Kbit/s interfaces according to ETS 300 166 (codirectional interface according to ITU-T recommendation G.703). Interface B1 provides B1 channel, interface B2 provides B2 channel. Interface C is used for D channel as well as for control and answer information.

3.1.1    FEATURES OF INTERFACES B AND C

3.1.1.1  ELECTRICAL FEATURES

The electrical features of B1, B2 and C interfaces comply with ETS 300 166 (codirectional interface according to ITU-T recommendation G.703).

TESTING: Tests are to be carried out according to 1 technical guideline 805, part 6a.

3.1.1.2  JITTER AND WANDER

CCA functions without error when jitter is generated by band-limited random noise through the two components A and B compliant with Table 5. Each component generates a jitter amplitude according to Table 5 by modulating the input signal with filtered random noise. Cut-off frequencies of first order linear filters are indicated in Table 5.

                       "Access to the subscriber's line"


-----------------------------------------------------------------------------------------------------------------------
         BAND-LIMITED                         MEASURING FILTER BANDWIDTH                       JITTER AMPLITUDE,
         RANDOM NOISE                                                                            GENERATED BY
                                                                                                 COMPONENTS OF
                                                                                                 BAND-LIMITED
                                                                                                 RANDOM NOISE
-----------------------------------------------------------------------------------------------------------------------
          Component              Lower cut-off frequency      Upper cut-off frequency            Output jitter
                                                                                                   peak-peak
-----------------------------------------------------------------------------------------------------------------------
              A                           20 Hz                        600 Hz                       0.25 UI
-----------------------------------------------------------------------------------------------------------------------
              B                           3 kHz                        20 kHz                       0.05 UI
-----------------------------------------------------------------------------------------------------------------------

          Table 5: Jitter compatibility at input of B and C interfaces

Low-frequent phase deviation against fed-in clock at T3 interface (wander) up to peak-to-peak amplitude of 1.15 UI (18 Xs) do not cause transmission errors. Larger phase deviations and/or frequency deviations between T3 and B and C interfaces cause octet slips in the CCA.

TESTING: The test is to be carried out according to technical guideline 1 TR
         805, part 6a.

                       "Access to the subscriber's line"

3.1.2    FUNCTIONAL PROPERTIES OF C INTERFACE

Table 6 shows the assignment of bits at C interface. Table 7 shows the coding of the function elements specified in ETS 300 297 and of further messages.


-----------------------------------------------------------------------------------------------------------------------
                                          ASSIGNMENT OF BITS AT C INTERFACE
-----------------------------------------------------------------------------------------------------------------------
   bit no.        bit 1        bit 2        bit 3        bit 4        bit 5        bit 6        bit 7        bit8
-----------------------------------------------------------------------------------------------------------------------
   function        D1           D2            A            E           S1           S2           S3           S4
-----------------------------------------------------------------------------------------------------------------------

                   Table 6: Assignment of bits at C interface

D1, D2:  D channel

A:   alarm bit for transmitting error and failure messages

E:   control bit for loops and indicator bit for errors in CCA

S1 to S4:   service channel


-----------------------------------------------------------------------------------------------------------------------
  FUNCTION     DIRECTION      A         E         S1        S2       S3        S4                 COMMENT
   ELEMENT
-----------------------------------------------------------------------------------------------------------------------
     FE1       LT < -- ET       0         0         0         1         1        1
-----------------------------------------------------------------------------------------------------------------------
     FE2       LT -- > ET       0         0         0         1         1        1
-----------------------------------------------------------------------------------------------------------------------
     FE3       LT -- > ET       0                   0         0         1        1
-----------------------------------------------------------------------------------------------------------------------
     FE4       LT -- > ET       0         0         0         0         1        1     access activated
                                0         1         0         0         1        1     loopback activated
-----------------------------------------------------------------------------------------------------------------------
     FE5       LT < -- ET       0         0         1         1         1        1
-----------------------------------------------------------------------------------------------------------------------
     FE6       LT -- > ET       0         1         1         0         1        1     LOS/LFA at LT
                                0         0         0         0         0        0     LOS/LFA or Loss of power at NT1
                                         8x1        0         0         1        1     RDS error at LT
                                1         0         x         x         x        x     DC overload
-----------------------------------------------------------------------------------------------------------------------
     FE8       LT < -- ET       0         1         0         1         1        1
-----------------------------------------------------------------------------------------------------------------------
     FE9       LT < -- ET       0      8x1, 8x0     0         1         0        1
-----------------------------------------------------------------------------------------------------------------------
    FE10       LT < -- ET       --        --        --        --       --        --
-----------------------------------------------------------------------------------------------------------------------
    FE11       LT < -- ET       --        --        --        --       --        --
-----------------------------------------------------------------------------------------------------------------------
    FE12       LT -- > ET       0         0         0         0         0        0
-----------------------------------------------------------------------------------------------------------------------
    FE13       LT < -- ET       --        --        --        --       --        --
-----------------------------------------------------------------------------------------------------------------------
   LOS/AIS     LT < -- ET
-----------------------------------------------------------------------------------------------------------------------
                  Note: FE10, FE11 and FE 13 are not supported
-----------------------------------------------------------------------------------------------------------------------

               Table 7: Coding of function elements at C interface

                       "Access to the subscriber's line"

3.2      INTERFACE AT T REFERENCE POINT

The CCA is terminated by S0 interface at T reference point. This interface corresponds to ETS 300 012. The option selected by Telekom for S0 interface is described in technical guideline 1 TR 236.

3.3      ELECTRICAL FEATURES OF CLOCK INTERFACE T3

The electrical features of clock interface correspond to the symmetric variant, as specified in ETS 300 166, Table 1, Clause 10.3. In addition, the interface may be high-resistance (1.6 kX with parallel capacity of (less than or equal to) 60 pF).

3.4      CLOCK TRANSMISSION AT CCA

The CCA for base terminal (with PCM2FA) is operated with Telekom's central clock, connected to T3 interface. Clock distribution to the single interfaces in CCA is shown in Fig. 5.





[insert diagram]


data transmission

clock transmission

                Fig. 5: Clock generation and distribution for CCA

                       "Access to the subscriber's line"

4        TECHNICAL DESCRIPTION CARRIER CUSTOMER ACCESS - BASIC WITHOUT PCM2FA

4.1      CONNECTION FEATURES

Two B channels with 64 kbit/s each and one D channel with 16 kbit/s are provided.

4.2      END CUSTOMER INTERFACE

End customer interface corresponds to S0 interface according to DIN ETS 300 012 and/or ITU-T recommendation I.430.

The interface functions with a structured 192-kbit/s signal. Two unstructured channels with 64 kbit/s each (B1 and B2 channel) and one channel with 16 kbit/s (D channel) are provided to the end customer.

4.3      FIRSTMARK INTERFACE

An interchange distributor is used as network termination. Contact assignment results from the configuration documentation.

For use of Uk0 interface, transmission technique according to ETR 080 Annex B and/or Telekom guideline 1 technical guideline 220 (see Annex 2) must be employed.

For power feed, feed voltages in accordance with Telekom guideline TR1 216 (see Annex 1) are to be used.

4.4      LONGITUDINAL VOLTAGES

Due to interference by energy facilities (eg high voltage lines, railway catenaries), external voltages on copper double wire towards ground may occur, see DIN VDE 0228. According to DIN VDE 0228, the following maximum voltages are admitted in the range from 16 2/3 to 60 Hz:

- Ueff = 60 V with long period interference

- Ueff = 430 V with short period interference (less than or equal to 0.5 s) and

- Ueff = 650 V with short period interference by highly reliable energy equipment.

4.5      ATMOSPHERIC DISCHARGES

Due to atmospheric discharges (lightning), impulse voltages on copper double wire may occur, against which normally no protection devices are installed.

In special cases, e.g. in areas with high lightning activity, protecting devices (surge diverters) are employed.

When surge diverters are activated, functional disturbances to the net may occur. Protection devices of termination stations require potential equalization (main potential equalization of building) according to DIN VDE 0800 part 2. Potential equalization will not be provided.

                       "Access to the subscriber's line"

The specific design of the line network in the exchange area reduces the risk of voltages occurring at the end of copper double wire whose peak value exceeds
1.5 kV ((less than or equal to)1ms) (CCITT recommendation K.11; EN 41003).

                       "Access to the subscriber's line"

5        TECHNICAL DESCRIPTION CARRIER CUSTOMER ACCESS - PRIMARY

Fig. 6 shows the integration of CCA into reference configuration of ISDN. CCA corresponds to Access Digital Section of ETS 300 233. CCA is terminated at reference point T by a S2M interface, and at reference point V3 by one 2048 kbit/s interface. ETS 300 233 specifies features of CCA between reference points T and V3.

[insert diagram]




                     Fig. 6: Diagram of CCA for ISDN - PMxAs



5.1      INTERFACE AT REFERENCE POINT V3 AND/OR V3' REFERENCE POINT

5.1.1    FEATURES OF INTERFACES

5.1.1.1  ELECTRICAL FEATURES

The electrical features of symmetric 2048-kbit/s interface at reference point V3, and/or V3' reference point comply with ETS 300 166.

TESTING: Tests are to be carried out according to technical guideline 1 TR 805, part 9.

5.1.1.2  JITTER AND WANDER

CCA functions without error when the input signal is phase-modulated with a filtered noise signal according to Table 8.

-------------------------------------------------------------------------------------------
               Bandwidth of measuring filter                           Jitter at input
-------------------------------------------------------------------------------------------
   Lower cut-off frequency       Upper cut-off frequency          Input jitter peak-to-peak

         (high-pass)                   (low-pass)
-------------------------------------------------------------------------------------------
            40 Hz                        100 kHz                           0.11 UI
-------------------------------------------------------------------------------------------

               Table 8: Jitter tolerance at input of V3 interface

Jitter at network output does not exceed the limits for maximum output jitter defined in Table 9 according to CCITT recommendation G.823 [5], if maximum input jitter allowed is present at T reference point.

                       "Access to the subscriber's line"



--------------------------------------------------------------------------------------
                         Bandwidth of measuring filter                Jitter at output
--------------------------------------------------------------------------------------
         Lower cut-off frequency     Upper cut-off frequency           Output jitter

              (high-pass)                 (low-pass)                    peak-peak
--------------------------------------------------------------------------------------
                 20 Hz                      100 kHz                      1.5 UI
--------------------------------------------------------------------------------------
                 18 kHz                     100 kHz                      0.2 UI
--------------------------------------------------------------------------------------

                 Table 9: Maximum jitter at output V3 interface

TESTING: Tests are to be carried out according to technical guidline 1 TR 805, part 9.

5.1.2    FUNCTIONAL CHARACTERISTICS OF V3 INTERFACE

FEs for CRC-4 error detectionb at T reference point (see ETS 300 233, Table 4) can be activated if required.

5.2      INTERFACE AT T REFERENCE POINT

The CCA is terminated by S2M interface at T reference point. This interface corresponds to ETS 300 011. The option selection of Telekom for this interface is described in technical guideline 1 TR 237.

5.3      CLOCK TRANSMISSION AT CCA

The clock is transmitted together with the data from reference point V3 (and/or V3') to reference point T, and from reference point T to reference point V3 (and/or V3'), see fig. 7.



[insert diagram]


data transmission

clock transmission

                Fig. 7: Clock generation and distribution for CCA


6        TELEPHONE SIGNALING

Telephone signaling is signaling at dial-up connections on the telephone network/ISDN. In telephone signaling, signal exchange between telephone and switching center (VE) at network node is directional. The following conditions must be observed by the terminals:

                       "Access to the subscriber's line"


----------------------------------------------------------------------------------------
 The following signals or states are transmitted from switching center (VE) to telephone
----------------------------------------------------------------------------------------
Idle state                Feed voltage              Us = 15 to 90 V
----------------------------------------------------------------------------------------
Call state                Call voltage              U = 52 to 75 V
                          Frequency                 f = 25 or 50 Hz 6 8%
                          Harmonic distortion       k (less than or equal to) 15 %
                          Internal resistance       R (less than or equal to) 200 X
                          Call signal pulse         t = 100 to 1100 ms
                          Call signal space         t = 3700 to 5500 ms 1)
----------------------------------------------------------------------------------------
Communication state       Feed DC                   I = 20 to 60 mA
----------------------------------------------------------------------------------------
16-kHz pulses             Transmit level            ps = 0 to + 17
                          Frequency                 db (950 mV)
                          Internal resistence       f = 16 kHz 6 80 Hz
                          Pulse duration            R = 200 X
                          Pulse space               t = 80 to 1020 ms
                                                    t (greater than or equal to) 132 ms
----------------------------------------------------------------------------------------

     1) The minimal call signal space may be 100 ms, if it is ensured that in each 4800-ms interval maximally 1100 ms call signal pulses are contained.


                 Table A/1: Signals/states of telephone facility

         The following signals or states are transmitted from telephone to switching center (VE)

------------------------------------------------------------------------------------------------------
               The following signals or states are transmitted from switching center (VE) to telephone
-----------------------------------------------------------------------------------------------------
Idle state            DC loop open                           R (greater than) 1 MX

                      Call circuit switched on               Z25Hz = 2 to 20 kX
                                                             Re (Z) (greater than or equal to) 450 X
                                                             C = 0.35 to 3.4 XF
-----------------------------------------------------------------------------------------------------
Call state            Loop a-/b-wire                         R = 300 to 540 X

                      16-kHz receiver                        ps (greater than or equal to) -23 dB (950mV)
                                                             Zi (greater than or equal to) 200 X
-----------------------------------------------------------------------------------------------------
Dial state            Loop dialing                           appr. 10 Hz
                                                             RPause (greater than or equal to) 100 kX
                                                             RImpuls (less than or equalto) 390 X

                      Multifrequency dialing                 pS (less than or equal to) -9 dB (950mV)

-----------------------------------------------------------------------------------------------------
Signal key            a-wire and/or                          R (less than or equal to) 60 X at
                      b-wire                                 reference potential
                                                             I (less than or equal to) 120 mA
                                                             t (less than or equal to) 500 ms

-----------------------------------------------------------------------------------------------------


                   Table A/2: Signals/states of the telephone

                       "Access to the subscriber's line"

LITERATURE

[1] CCITT Recommendation P.56: "Objective measurement of active speech level".

[2]      DIN 41 715: "Connectors for Telekommunication Line Units (TAE)".

[3] ETS 300 019-1-3: "Environmental conditions and environmental tests for telecommunications equipment, Part 1-2: classification of environmental conditions--Stationary use at weather-protected locations".

[4]      DIN VDE 0228: "Interference of Information Technology Equipment".

[5]      DIN VDE 0800: "Potential Equalization and Earthing".

[6] CCITT Recommendation K 11: "Principles of protection against overvoltage and overcurrent".

[7] EN 41003: "Particular safety requirements for equipment including electrical business equipment".

[8] Din IEC 721: "Classification of Environmental Classes - Classes of Influence Quantitites: Stationery Use, Sheltered".

[9] CCITT Recommendation G.711: "Pulse Code Modulation (PCM) of voice frequencies".

[10]     1 TR 236 (1991): "Euro-ISDN; Specification of Interface S0; Layer 1".

[11]     1 TR 237 (1991): "Euro-ISDN; Specification of Interface S2M; Layer 1".

[12]     1 TR 805: " Standard Fixed Connections".

[13] ETS 300 166 (1993): "Transmission and multiplexing physical/electrical characteristics of hierarchical digital interfaces for equipment using the 2048 kbit-based plesiochronous digital hierachies".

[14] ETS 300 233 (1994): "Intergrated Services Digital Network (ISDN); Access digital section for ISDN primary rate".

[15] ETS 300 297 (1995): "Intergrated Services Digital Network (ISDN); Access digital section for ISDN basic rate".

[16] Technical Guideline 1 TR 110: "Technical Description of Analog Dial-up Connections to Telephone Network/ISDN of Deutsche Telekom".

[17] ITU-T-Recommendation G.703 (1988): "Physical/electrical characteristics of hierarchical digital interfaces".

                       "Access to the subscriber's line"

[18] Technical Guideline 1 TR 130: "Conversion of Signaling at Analog Telephone Connections to Signaling Protocoll of Interface V5"; Part 0:
         General Provisions, Part 1: Analog Telephone Connections without Direct Dialing.


[19] Technical Guideline 163 TR 12: "Interface V5: Option Selection for Analog Telephone Connections without Direct Dialing".

                        "Access to the subscriber's line"


                                  ENCLOSURE 4b

                               EXECUTION VARIANTS

                   ANALOG TELEPHONE ACCESS LINE WITH OPAL/ISIS


LIST OF CONTENTS


1        DESCRIPTION OF CONTRACTUAL SERVICE                   2

2        TECHNICAL DESCRIPTION                                2

                        "Access to the subscriber's line"

1        DESCRIPTION OF CONTRACTUAL SERVICE

Within the framework of existing technical and operational possibilities, Telekom shall grant analog telephone access lines to FirstMark; said lines are carried over OPAL/ISIS equipment and shall be provided at a medium availability of 98,5% on annual average, in relation to one type class. The telephone access lines shall terminate on FirstMark's side at the interchange distributor with a V5.1 interface, and on end customer's side at the 1.
telecommunication line unit.

2        TECHNICAL DESCRIPTION

2.1      PROPERTIES OF THE LINE

The line shall be provided full duplex at bandwidth 3.1 kHz in the frequency range from 300 to 3400 Hz.

2.1.1    EFFECTIVE ATTENUATION

Nominal effective attenuation is 3 dB between NTA and interface V5.1, and 10 dB between interface V5.1 and the NTA.

                        "Access to the subscriber's line"

2.1.2    FREQUENCY-RELATED EFFECTIVE ATTENUATION DISTORTION

Frequency-related effective attenuation distortion ranges, in relation to the overall loss at 1000 Hz, within the tolerances defined by Fig. 8.

Effective attenuation in dB



[insert diagram]



                          Frequency in Hz



           Fig. 8: Frequency-related effective attenuation distortion


2.1.3    RELATIVE LEVELS

Relative levels at input and output of the connection are indicated to avoid overload of technical equipment in the connection.

2.1.3.1  RELATIVE LEVEL AT INPUT OF NTA

Relative level at input of NTA is PrE (greater than or equal to) 3 dBr.

2.1.3.2  RELATIVE LEVEL AT OUTPUT OF NTA

Relative level at output of NTA PrA (greater than or equal to) -10.

2.1.3.3  RELATIVE LEVEL AT DIGITAL INTERFACE

The relative level at input and at output of the digital interface is Pr = 0 dBr.

2.1.4    DELAY

A delay of up to 5 ms must be taken into account for the connection.

                        "Access to the subscriber's line"

2.1.5    QUANTIZATION DISTORTION

A maximum of 1 quantization distortion unit will occur between the NTA and the interface V5.1.

2.2      END CUSTOMER INTERFACE

In principle, Technical guideline 1 TR 110 "Technical Description of Analog dial-up connections at Telephone Network/ISDN of Deutsche Telekom" applies to the description of the end customer interface.

2.2.1    CONNECTOR / JACK

Usually, a 6-pole telecommunication line unit as defined by DIN 41 715 is installed as NTA with contact assignment according to Table 10.

------------------------------------------------------------------------------
           CONTACT                     NETWORK INTERFACE
------------------------------------------------------------------------------
              1                             wire a

              2                             wire b

           3 to 6                        not assigned
------------------------------------------------------------------------------

                          Table 10: Contact assignment

2.2.2    NOISES

Noise level assessed psophometrically at NTA depends on the length and routing type of the transmission path. Noise level of maximally -52 dBm0p at one NTA may occur, if the other NTA is terminated with nominal impedance.

2.2.3    IMPEDANCE AT INPUT

Transmission of useful signals through analog dial-up connection is based on the matching technique, routinely used in telecommunications. To ensure best transmission of useful signals, the analog dial-up connection expects a terminal to be switched on, whose signal source/signal sink is adjusted to the impedance of the analog dial-up connection. The occurrence of reflections and echoes is reduced by the adjustment. The nominal value of the input impedance at 2-wire interfaces of the connection is set at ZR.

2.2.4    USEFUL SIGNAL AT OUTPUT OF NTA

The useful signal at output of the NTA depends on the attenuation and the attenuation distortions of the connection as well as on the useful signal at input of NTA at the remote end.

                        "Access to the subscriber's line"

2.2.5    CLIMATIC CONDITIONS

The employed NTA are appropriate for operation in a surrounding climate according to ETS 300 019-1-3 environment class 3.1 DIN IEC 721.

2.3      FIRSTMARK INTERFACE

The interface V5.1 meets the ETSI standard ETS 300 324-1 and the Telekom guidelines 1 TR 130 and 1 TR 131. The versions and additions of the V5.1 interface used by Telekom shall be delivered on request.

No subscriber's access is possible through the proprietary interface V93 due to its proprietary character.

2.4      LONGITUDINAL VOLTAGES

Due to interference by energy facilities (eg high voltage lines, railway catenaries), external voltages at the analog interface towards ground may occur, see DIN VDE 0228. According to DIN VDE 0228, the following maximum voltages are admitted in the range from 16 2/3 to 60 Hz:

- Ueff = 60 V in case of long period interference

- Ueff = 430 V in case of short period interference ((less than or eqal to)
         0.5 s) and

- Ueff = 650 V in case of short period interference by highly reliable energy equipment.

2.5      ATMOSPHERIC DISCHARGES

Due to atmospheric discharges (lightning), impulse voltages at the analog interface wire may occur, against which there are normally no protecting devices installed.

In special cases, e.g. in areas with high lightning activity, protecting devices (surge diverters) are employed.

When surge diverters are activated, functional disturbances to the net may occur. Protection devices of termination stations require potential equalization (main potential equalization of building) according to DIN VDE 0800 part 2. Potential equalization will not be provided.

The specific design of the line network in the exchange area reduces the risk of voltages occurring at analog interface whose peak value exceeds 1.5 kV ((less than or equal to) 1ms)(CCITT recommendation K.11; EN 41003).

                        "Access to the subscriber's line"

          ACCESS TO SUBSCRIBER'S LINE FOR OPAL/ISIS NETWORKS (OUTDOOR)


------------------------------------------------------------------------------------------------------------------------------------
            OPAL/ISIS network             Telephone and ISDN service                     Fixed line connections 5)

------------------------------------------------------------------------------------------------------------------------------------
Designation            Supplier       TelAsl         BaAsl         PmxAsl       analog FC      digital FC 64k       digital FV 2M
------------------------------------------------------------------------------------------------------------------------------------

  OPAL 93                SEL            CCA-A 1)      CCA-B 2)
  outdoor


                                                                    none                                                  none




                                                                                    TG            64U,64S,S01,
                                                                                TE, TA, TN      S02, TS01, TS02
------------------------------------------------------------------------------------------------------------------------------------
  OPAL 93 seqq.       Siemens/BG FAST   Proprietary V93-SS 3)
     outdoor

------------------------------------------------------------------------------------------------------------------------------------
       OPAL 93           Ericsson             CCA-A 1)              CCA-B 2)
       outdoor           (Raynet)

------------------------------------------------------------------------------------------------------------------------------------


                                                                          Page 6


                        "Access to the subscriber's line"

------------------------------------------------------------------------------------------------------------------------------------
 OPAL 94 seqq.           Ericsson
    outdoor              (Raynet)




                                               V5.1-SS 4)                                                                2MS, T2MS
------------------------------------------------------------------------------------------------------------------------------------
    OPAL 94 seqq.           Lucent
       outdoor           Technologies

------------------------------------------------------------------------------------------------------------------------------------
    System HAYTAS                                                  CCA-P
       (ISIS)

------------------------------------------------------------------------------------------------------------------------------------

1)   acc. to product description CCA-A
2)   acc. to product description CCA-B
3) proprietary V interface, not deribed; no access to subscriber's line possible
4) access with V5.1 interface acc. to ETS 300 324-1 and 1TR130 and 1TR131, customer interface for a/b acc. to 1TR110, for base terminal acc. to ITU-T I.430, ETS 300 012
5)   standard fixed-line connection (FC) acc. to 1TR805

                        "Access to the subscriber's line"


                                  ENCLOSURE 4c

                               EXECUTION VARIANTS

                      ISDN ACCESS LINE BASIC WITH OPAL/ISIS


LIST OF CONTENTS


1        DESCRIPTION OF CONTRACTUAL SERVICE                   2

2        TECHNICAL DESCRIPTION                                2

                        "Access to the subscriber's line"

1        DESCRIPTION OF CONTRACTUAL SERVICE

Within the framework of existing technical and operational possibilities, Telekom shall grant ISDN access lines-basic to FirstMark; said lines are carried over OPAL/ISIS equipment and shall be provided at a medium availability of 98,5% on annual average, in relation to one type class. The ISDN access lines-basic shall terminate on FirstMark's side at the interchange distributor with a V5.1 interface, and on end customer's side at the first telecommunication line unit.

2        TECHNICAL DESCRIPTION

2.1      PROPERTIES OF THE LINE

Two B channels with 64 kbit/s each and one D channel with 16 kbit/s shall be provided.

2.2      END CUSTOMER INTERFACE

End customer interface corresponds to S0 interface according to DIN ETS 300 012 and therefore complies with ITU-T recommendation I.430. The interface functions with a structured 192-kbit/s signal. Two unstructured channels with 64 kbit/s each (B1 and B2 channel) and one channel with 16 kbit/s (D channel) are provided to the end customer.

2.3      FIRSTMARK INTERFACE

The interface V5.1 meets the ETSI standard ETS 300 324-1 and the Telekom guidelines 1 TR 130 and 1 TR131. The versions and additions of the V5.1 interface used by Telekom shall be delibvered on request.

No subscriber's access is possible through the proprietary interface V93 due to its proprietary character.

                        "Access to the subscriber's line"

          ACCESS TO SUBSCRIBER'S LINE FOR OPAL/ISIS NETWORKS (OUTDOOR)

------------------------------------------------------------------------------------------------------------------------------------
            OPAL/ISIS network             Telephone and ISDN service                     Fixed line connections 5)

------------------------------------------------------------------------------------------------------------------------------------
Designation            Supplier       TelAsl         BaAsl         PmxAsl       analog FC      digital FC 64k       digital FV 2M
------------------------------------------------------------------------------------------------------------------------------------
  OPAL 93                SEL            CCA-A 1)      CCA-B 2)
  outdoor


                                                                    none                                               none




                                                                                    TG            64U,64S,S01,
                                                                                TE, TA, TN      S02, TS01, TS02
------------------------------------------------------------------------------------------------------------------------------------
  OPAL 93 seqq.       Siemens/BG FAST   Proprietary V93-SS 3)
     outdoor

------------------------------------------------------------------------------------------------------------------------------------
       OPAL 93           Ericsson             CCA-A 1)         CCA-B 2)
       outdoor           (Raynet)

------------------------------------------------------------------------------------------------------------------------------------


                                                                          Page 3


                        "Access to the subscriber's line"

------------------------------------------------------------------------------------------------------------------------------------
 OPAL 94 seqq.           Ericsson
    outdoor              (Raynet)




                                               V5.1-SS 4)                                                                2MS, T2MS
------------------------------------------------------------------------------------------------------------------------------------
    OPAL 94 seqq.           Lucent
       outdoor           Technologies

------------------------------------------------------------------------------------------------------------------------------------
    System HAYTAS                                                  CCA-P
       (ISIS)

------------------------------------------------------------------------------------------------------------------------------------

1)   acc. to product description CCA-A
2)   acc. to product description CCA-B
3) proprietary V interface, not deribed; no access to subscriber's line possible
4) access with V5.1 interface acc. to ETS 300 324-1 and 1TR130 and 1TR131, customer interface for a/b acc. to 1TR110, for base terminal acc. to ITU-T I.430, ETS 300 012
5)   standard fixed-line connection (FC) acc. to 1TR805

                        "Access to the subscriber's line"

                                  ENCLOSURE 4D

                               EXECUTION VARIANTS

                     PRIMARY MULTIPLEX ACCESS LINE OPAL/ISIS

LIST OF CONTENTS


1        DESCRIPTION OF CONTRACTUAL SERVICE                          2

2        TECHNICAL DESCRIPTION                                       2


                        "Access to the subscriber's line"


1        DESCRIPTION OF CONTRACTUAL SERVICE

Within the framework of existing technical and operational possibilities, Telekom shall grant primary multiplex access lines to FirstMark; said lines are carried over OPAL/ISIS equipment and shall be provided at a medium availability of 98,5% on annual average, in relation to one type class. The primary multiplex access lines-basic shall terminate on FirstMark's side at the interchange distributor with a V3 interface, and on end customer's side at a S2M interface.

2        TECHNICAL DESCRIPTION

The technical description corresponds to the description in Annex 4a point 5.

2.1      PROPERTIES OF THE CONNECTION

Two B channels with 64 kbit/s each and one D channel with 64 kbit/s shall be provided.

2.2      END CUSTOMER INTERFACE

The end customer interface corresponds to the description in Annex 4a point 5.

2.3      FIRSTMARK INTERFACE

The FirstMark interface corresponds to the description in Annex 4a point 5.

                        "Access to the subscriber's line"


          ACCESS TO SUBSCRIBER'S LINE FOR OPAL/ISIS NETWORKS (OUTDOOR)



-----------------------------------------------------------------------------------------------------------------------
         OPAL/ISIS network              Telephone and ISDN service                Fixed line connections 5)
-----------------------------------------------------------------------------------------------------------------------
Designation        Supplier         TelAsl          BaAsl      PmxAsl     analog FC    digital FC 64k    digital FV 2M
-----------------------------------------------------------------------------------------------------------------------
    OPAL 93           SEL           CCA-A 1)      CCA-B 2)
    outdoor

-------------- ----------------- ------------- -------------
 OPAL 93 seqq.  Siemens/BG FAST   Proprietary V93-SS 3)
    outdoor                                                     none                                         none

-------------- ----------------- ------------- -------------
    OPAL 93        Ericsson         CCA-A 1)      CCA-B 2)
    outdoor        (Raynet)

-------------- ----------------- ------------- ------------- ------------                                 ------------
 OPAL 94 seqq.     Ericsson
    outdoor        (Raynet)

-------------- -----------------                             ------------
 OPAL 94 seqq.      Lucent
    outdoor      Technologies

-------------- -----------------                             ------------
 System                                    V5.1-SS 4)            CCA-P        TG         64U,64S,S01,      2MS, T2MS
  HAYTAS                                                                  TE, TA, TN      S02, TS01,
    (ISIS)                                                                                  TS02

-----------------------------------------------------------------------------------------------------------------------


1) acc.to product description CCA-A
2) acc. to product description CCA-B
3) proprietary V interface, not deribed; no access to subscriber's line possible
4) access with V5.1 interface acc. to ETS 300 324-1 and 1TR130 and 1TR131, customer interface for a/b acc. to 1TR110, for base terminal acc. to ITU-T I.430, ETS 300 012
5) standard fixed-line connection (FC) acc. to 1TR805

                        "Access to the subscriber's line"


                                   ENCLOSURE 5

                        ORDERING, PROVISION, TERMINATION

The findings of the multilateral sub-group "Administrative and operational processes of access to the subscriber's line" available by 26 June '98 have been taken into account in this Enclosure.

This sub-group has not yet finalized the regulation of the processes set out in para 2.4.2 of the Enclosure, i.e.:

- Termination of the subscriber's line assigned to FirstMark because of the complete change of the customer from FirstMark to a third carrier;

- Termination of the subscriber's line assigned to FirstMark because of a temporary change of the customer from FirstMark to a third carrier.

The Contracting Partners are aware of the fact that this Enclosure will be revised on the basis of the findings of the multilateral sub-group "Administrative and operational processes of access to the subscriber's line".

                        "Access to the subscriber's line"


LIST OF CONTENTS


0        GENERAL                                                      3

1        ORDERING / PROVISION / TERMINATION OF COLLOCATION            3

2        PRELIMINARY INQUIRY / ORDERING / TERMINATION
         OF ACCESS TO THE SUBSCRIBER'S LINE                           10

                        "Access to the subscriber's line"


0        GENERAL

The processing deadlines specified in this Enclosure represent normal processing deadllines; they can only be met if the goals of the monthly planning arrangements to be made between the partners are observed. In order to ensure swift provision of the collocation, the order quantities to be completed between FirstMark and ZNV LDC during a six-month period shall be agreed in writing every three months. To ensure swift provision of access to the subscriber's line, the order quantities to be completed monthly between First Mark and the competent Telekom contact point in charge of ordering access referred to in Enclosure 11 shall be agreed in writing. To ensure swift replies to preliminary inquiries, FirstMark and the Telekom contact point in charge of replies to preliminary inquiries referred to Enclosure 11 shall agree in writing on the number of preliminary inquiries to be dealt monthly.

FirstMark shall inform its customer that a call by a Telekom technician may be necessary for the provision of access to the subscriber's line.

1        ORDERING / PROVISION / TERMINATION OF COLLOCATION

1.1      ORDERING OF COLLOCATION

1.1.1    INVITATION FOR TENDER FOR COLLOCATION

FirstMark shall invite Telekom to submit a bid for collocation. The form given in Enclosure 12 shall be used for this purpose and the following details required for the provision shall be submitted to the Center of National Sales / Licensed service providers and carriers) (ZNV LDC):

-        FirstMark's in-house reference number;

- FirstMark-specific information (name of FirstMark, postal code, place, contact person/point, telephone number, fax number, customer number);

- Information on the location of the main distributor (area code, exchange area code, postal code, place, street, street number);

-        Desired provision date;

-        Crossing the desired collocation area in case of physical collocation;

- Planned requirement for access to the subscriber's line for a one-year period, divided by production groups according to the product group list (Fig. 5-1) to permit correct dimensioning of the connecting cable to the main distributor;

                        "Access to the subscriber's line"


- Desired version, if Telekom decides in favour of "Collocation Outdoor Box" (KVz 82 or KVz 83/97);

- Data on the transfer cable (cable type (Cu/glass fiber), technical specification (cable-laying data, outside diameter), bunch division (number of inside cables);

-        Date, signature.

Telekom shall acknowledge receipt of the invitation to tender in writing by fax, usually within two working days after receipt of the invitation.

                        "Access to the subscriber's line"


FIG.5-1 PRODUCT GROUP LIST

                    ------------------------------------------------------------
                                             PRODUCT GROUP 1
                    ------------------------------------------------------------
                    CuDa 2Dr
                    ------------------------------------------------------------
                    CuDa 4 Dr
                    ------------------------------------------------------------
                    CuDa 2Dr WITH ZWR
                    ------------------------------------------------------------
                    CCA-A
                    ------------------------------------------------------------
                    CCA-B WITHOUT PCM2FA WITHOUT ZWR
                    ------------------------------------------------------------
                    CCA-B WITHOUT PCM2FA WITH ZWR
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                                             PRODUCT GROUP 2
                    ------------------------------------------------------------
                    CuDa 2Dr WITH HIGH BIT-RATE USE
                    ------------------------------------------------------------
                    CuDa 4Dr WITH ZWR
                    ------------------------------------------------------------
                    CuDa 4Dr WITH HIGH BIT-RATE USE
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                                             PRODUCT GROUP 3
                    ------------------------------------------------------------
                    CCA-P
                    ------------------------------------------------------------
                    TeLAsL IN CASE OF OPAL/ISIS OUTDOOR
                    ------------------------------------------------------------
                    BaASL) IN CASE OF OPAL/ISIS OUTDOOR
                    ------------------------------------------------------------
                    PmXAsL IN CASE OF OPAL/ISIS OUTDOOR
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                                             PRODUCT GROUP 4
                    ------------------------------------------------------------
                    CCA-B WITH PCM2FA WITHOUT ZWR
                    ------------------------------------------------------------
                    CCA-B WITH PCM2FA WITH ZWR
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                                             PRODUCT GROUP 5
                    ------------------------------------------------------------
                    Gf1
                    ------------------------------------------------------------
                    Gf2
                    ------------------------------------------------------------


1.1.2    OFFER OF COLLOCATION

Having received the complete written invitation to tender, Telekom shall promptly study the realization of the provision date requested by FirstMark and submit to FirstMark an offer for the requested collocation usually within 20 WORKING DAYS. In this offer, Telekom will either confirm the provision date desired by FirstMark or state another probable date of provision.

                        "Access to the subscriber's line"


The offer shall include the following details:

- FirstMark's in-house reference number (if given by FirstMark in its invitation to tender);

- Type of collocation to be realized (physical collocation, virtual collocation);

- Location of main distributor (area code, exchange area code, postal code, place, street, street number);

- Sketch of the collocation room, incl. location of interchange distributor with UVt number (first digit);

-        Admissible floor load-bearing capacity of the collocation room;

- Location of transfer cable pit or empty conduit without cable pit for the delivery of the transfer cable (cf. sketch);

- Date for inspection of the transfer cable pit or delivery cable conduit, if appropriate;

-        Date for taking over the transfer cable, if appropriate;

- Length or partial lengths of the transfer cable (information on partial lengths is required in case of transfer from outside to inside cables);

-        Monthly rent of location;

-        Estimated cost of provision of collocation;

-        Design costs of the offer;

-        Order number;

-        Place;

-        Miscellaneous;

-        Date, signature.

1.1.3    ACCEPTANCE OF THE OFFER

FirstMark shall accept the offer in writing within of 10 WORKING DAYS after receipt of the above mentioned offer, failing which the offer will be deemed to be rejected. With the written acceptance of the offer, FirstMark shall inform Telekom of the second and third digit of the UVt number. If FirstMark fails to specify the UVt number, it will be allocated by Telekom. A later change of the UVt number will not be accepted by Telekom. As a rule, Telekom shall acknowledge receipt of the acceptance of the offer by fax usually within another working day after receipt. In the event of non-acceptance, FirstMark shall bear

                        "Access to the subscriber's line"


the design costs incurred for the offer up to that point in time.

1.1.4    WITHDRAWAL / MODIFICATION

FirstMark may withdraw or modify in writing its invitation to tender addressed to Telekom up till the receipt of Telekom's offer by FirstMark. A modification of the invitation to tender will be deemed to be a new invitation to tender issued by FirstMark. It shall be made in accordance with the procedure set out in para 1.1.1.

A request for modification of Telekom's offer will be deemed to be a new invitation to tender by FirstMark and may be made within the time limit set for acceptance, i.e. 10 working days after FirstMark's receipt of the offer. The procedure set out in paras 1.1.1 to 1.1.3 shall be applied.

Any other modifications are ruled out.

Any expenses incurred up to the withdrawal / modification date shall be borne by FirstMark.

1.2      PROVISION OF COLLOCATION

Collocation shall be provided promptly within the limits of the existing technical and operational possibilities.

The provision period is dependent on the type of the realization of collocation. For all collocation variants (after official permits for building construction /civil engineering work have been obtained) it is usually

                                16 CALENDAR WEEKS

from the receipt by ZNV LDC of the written acceptance of the offer by FirstMark. The provision of collocation will be completed with the acceptance inspection by FirstMark. Acceptance shall be on the day of the confirmed date of provision at the latest.

The acceptance inspection shall be communicated by fax to FirstMark not later than five working days before the acceptance date by stating the day, month, year, time and the contact person.

FirstMark shall confirm the acceptance date by fax within another working day after receipt of this communication.

Having been accepted, the service "Collocation" will be deemed to be provided, and the house rules, safety regulations and all necessary keys mentioned in Enclosure 2 shall be handed over. An acceptance report shall be made out.

FirstMark may refuse acceptance only because of substantial defects. Minor defects will be reworked within a mutually agreed period and do not prevent acceptance.

                        "Access to the subscriber's line"


Collocation comprises the following services:

-        Collocation space or area;

-        Functional interchange distributor (on Telekom's side);

-        Drawn-in transfer cable, if appropriate;

-        Keys and access authorization.

1.3      TERMINATION OF COLLOCATION

1.3.1    TERMINATION BY FIRSTMARK

One year's notice of collocation shall be given the end of the quarter in writing by a fax addressed to ZNV LDC. The form included in Enclosure 12 shall be used for this purpose.

Termination shall include the following details:

-        FirstMark-specific information (name, address);

- Location of the main distributor (area code, exchange area code, postal code, place, street, street number);

-        Contract number;

-        Termination date;

-        Date, signature.

As a rule, Telekom shall acknowledge receipt of the fax within two working days after Telekom's receipt of the notice.

Having agreed on a date with Telekom, FirstMark shall arrange for the transfer cable being drawn out by Telekom before the termination date. Otherwise Telekom will draw out the transfer cable without prior agreement on the date. The cost of drawing out the cable shall be borne by FirstMark at any rate.

FirstMark shall remove, at its expense and within the period of notice, the facilities installed by it and to surrender the collocation room.

A joint handing over of the cancelled collocation shall be arranged not later than the last working day before the entry into force of the notice. Delivery shall be communicated to FirstMark by fax not later than five working days before the delivery date, specifying the day, month, year, hour and contact person. FirstMark shall confirm the communicated date in writing by fax within another working day after receipt of the fax.

                        "Access to the subscriber's line"


Upon delivery, a report of delivery shall be drawn up. FirstMark shall return to Telekom the keys and access authorization.

1.3.2    TERMINATION BY TELEKOM

Telekom may give one year's notice of the collocation in writing by fax to the end of the quarter, unless Telekom is legally bound give collocation in the specific form under consideration.

In the event that Telekom requires rooms let for physical collocation for its own use, it is entitled to give six months' notice of the lease to the end of the quarter. In that case it shall offer FirstMark virtual collocation.

The notice shall include the following details:

-        FirstMark-specific information (name, address);

- Location of the main distributor (area code, exchange area code, postal code, place, street, street number);

-        Contract number;

-        Termination date;

-        Date, signature.

FirstMark shall acknowledge receipt of the notice in writing by fax within two working days after its receipt.

Having agreed on a date with Telekom, FirstMark shall arrange for the transfer cable being drawn out by Telekom before the termination date. Otherwise Telekom will draw out the transfer cable without prior agreement on the date. The costs of drawing out the cable shall be borne by FirstMark at any rate.

FirstMark shall remove, at its expense and within the period of notice, the facilities installed by it and surrender the collocation room.

A joint delivery of the cancelled collocation shall be arranged not later than the last day before the entry into force of the notice. Delivery shall be communicated to FirstMark by fax not later than five working days before the delivery date, specifying the day, month, year, hour and contact person. FirstMark shall confirm the communicated date in writing by fax within another working day after receipt of the fax.

Upon delivery, a report of delivery shall be drawn up. FirstMark shall return to Telekom the keys and access authorization.

                        "Access to the subscriber's line"


2.       PRELIMINARY INQUIRY / ORDERING / TERMINATION OF ACCESS TO THE
         SUBSCRIBER'S LINE

2.1      PRELIMINARY INQUIRY

Before placing an order for access to the subscriber's line, FirstMark may inquire, by using the relevant form included in Enclosure 12, whether a specific type of the subscriber's line to be specified by it can be realized.

The prerequisite is that this preliminary inquiry is made within the scope of the establishment and /or alteration of a contractual relationship, that is to say that there have already been concrete contacts aimed at the conclusion of a contract between FirstMark, which makes the preliminary inquiry, and the potential end user. Any account development advertising campaigns organized by FirstMark do not satisfy this requirement.

The preliminary inquiry shall be answered within the normal working time from
7.30 hours to 16.30 hours by the contact point referred to in Enclosure 11.

FirstMark's preliminary inquiry shall include the following details:

-        Design type for which inquiry is made;

- For types CuDA 2Dr with high bit-rate use and CuDA 4 Dr with high-bit rate use, the identification code of the transmission technique to be used (cf. Enclosure 9);

- Address of the customer with identification of the terminal and, if appropriate, the identification of Telekom's service(s) to be cancelled by the customer;

- Location of the main distributor (area code, exchange area code, postal code, place, street, street number);

-        Information whether resources of another competitor are to be checked;

- FirstMark-specific details (name, postal code, place, contact person / contact point, telephone number, fax number, customer number);

-        Date, signature.

Having received the written preliminary inquiry, Telekom shall promptly examine the realizability of the requested design type of the respective subscriber's line and, usually within six working days, either confirm the requested design type to FirstMark or specify another design type (usually bunched) that can be realized on this Subscriber's line. The preliminary inquiry will be answered with the proviso that changes in the realizability of the concerned subscriber's line may occur at any time. This subscriber's line will not be reserved.

For each preliminary inquiry FirstMark shall pay the fee stipulated in Enclosure 7.

                        "Access to the subscriber's line"


2.2      ORDERING ACCESS TO THE SUBSCRIBER'S LINE

FirstMark shall order access to the subscriber's line by using the form included in Enclosure 12 and by providing the information listed below within the time limits set out in para 2.3.1. The order shall be submitted in writing by fax to Telekom's competent contact person whose name will be communicated to FirstMark. Based on this order, Telekom shall promptly provide access to the subscriber's line within the limits of its technical and operational possibilities.

The order placed by FirstMark shall include the following details:

-        Specification of the selected design type;

- In case of the design types CuDA 2DR with high bit-rate use and CuDA 4Dr with high bit-rate use, the identification code of the transmission technique to be used (cf. Enclosure 9);

- Data relating to the connection of the connecting cable, with the interchange distributor concept being taken into account;

-        Address of subscriber and subscriber's number, if appropriate;

- If known, clear description of the location of the 1st telecommunication line unit;

-        Desired date of provision;

- Location of the main distributor (area code, exchange area code, postal code, place, street, street number);

-        Information whether resources of another competitor are to be checked;

- FirstMark-specific information (address, postal code, place, contact person / contact point, telephone number, fax number, customer number);

- In case of new connection (cf. definition in Enclosure 1) or non-availability of Telekom's 1st telecommunication line unit, information on the connecting-time window on the day of provision set as the binding date of a customer call;

-        Date, signature;

-        In the event that the respective subscriber's line is taken over (cf.
         definition in Enclosure 1), the informal written and dated notice given to Telekom by the subscriber changing to another carrier shall be faxed together with the above order.

Telekom shall promptly examine the realizability of the access to the subscriber's line. If provision is possible at the date desired by FirstMark, a written confirmation shall be addressed to FirstMark, usually within six working days after receipt of the complete written order, provided the number of orders is within the limits of the agreed order quantities.

                        "Access to the subscriber's line"


The confirmation shall include the following details:
-        Contract number;
-        Line identification;
-        Date of provision.

If provision is not possible at the date desired by FirstMark, Telekom shall propose in writing, usually within six working days after the receipt of the complete written order, another date which is as early as possible . In that case, FirstMark shall confirm the date of provision within one working day. Otherwise the order will be deemed to be cancelled.

If the debunched access desired by FirstMark cannot be realized for the reasons set out in para 3.2 of the main part of this Contract, FirstMark will be offered another one of the types mentioned in Enclosure 4 - Bunched access to the subscriber's line - including a new date, if appropriate, usually within six working days after receipt of the complete written order.

The alternative offer shall include the following details:

-        Type;
-        Proposed date of provision.

FirstMark shall accept this alternative offer in writing by fax within five working days after receipt of the offer and include the new switching configuration for the connecting cable, with the concept of the interchange distributor being taken into account. Otherwise the alternative offer will be deemed to be rejected.

If both the design type requested by FirstMark in its order and an alternative offer cannot be provided, a refusal shall be given to FirstMark usually within six working days after receipt of the order. In order to prevent that any termination initiated by the subscriber is carried out, FirstMark shall contact the customer about the withdrawal of the termination and submit the customer's written withdrawal statement promptly to Telekom, but not later than two working days before the termination date for which an order had been placed..

In case the resource check carried out by Telekom at the request of FirstMark indicates the existence of unused capacities at another competitor, these capacities shall be offered as a promptly to FirstMark as a possible type, unless contracts concluded with the other competitor preclude Telekom's right of disposal.

In that case FirstMark shall accept the alternative offer in writing by fax within five working days after its receipt. Otherwise the order will be deemed to be cancelled. If FirstMark accepts the offer, the contract for the respective subscriber's line concluded with the other competitor shall be terminated by Telekom within the limits of its technical, operation and legal possibilities. Upon entry into force of the termination, the other competitor will be provided a type ensuring the existing utilization. In addition, FirstMark will be provided the type within the limit of the technical and operational possibilities, at the same time of the provision of the design type to the other competitor at the earliest.

                        "Access to the subscriber's line"

                        "Access to the subscriber's line"


3.5      PROVISION OF ACCESS TO THE SUBSCRIBER'S LINE

3.5.1    TIME LIMITS AND DATES OF PROVISION

Access to the subscriber's line shall be provided ten working days after receipt of the order at the earliest.

Access to the subscriber's line shall be switched at the agreed realization date within the switching-time window.

In the case of expensive design work and comprehensive installation and connection work (e.g. mass change-over, co-ordination of corporate network change-over) separate agreements shall be made in writing.

3.5.2    PROVISION PROCESS

Access to the subscriber's line shall be switched on the specified day within the defined change-over time window.

Monday to Friday, 12:00 hours to 16:00 hours.

A distinction shall be made between new connection and taking-over. If a customer call by a Telekom representative is necessary (e.g. for a new connection or the non-existence of Telekom's 1st telecommunication line unit), FirstMark shall arrange with its customer the change-over time-window as the binding visiting time on the day of provision. This time shall be communicated to Telekom on the form used for ordering access to the subscriber's line.

If the customer is not present at the time for which a firm commitment was given, FirstMark will be invoiced the actual costs incurred.

Inquiries about dates shall be made between Telekom's contact point (Enclosure
11) in charge of the exchange area concerned and the contact point to be designated by FirstMark.

Telekom shall decide at the site whether installation work at the end user's place (e.g. terminal line or termination equipment) is required. Remuneration according to the fee schedule set out in Enclosure 7 shall be invoiced for the provision.

                        "Access to the subscriber's line"


3.7      TERMINATION OF THE ACCESS TO THE SUBSCRIBER'S LINE

3.7.1    TERMINATION BY FIRSTMARK

Notice of termination of the access to the subscriber's line may be given by FirstMark to the end of any working day.

Written notice of termination of the access to the subscriber's line shall be given by fax to Telekom's contact person in charge of FirstMark (cf. Enclosure
11), using the form included in Enclosure 12. The period of notice shall be six working days.

The notice of termination shall include the following details:

-        Information concerning FirstMark (Name, address);
-        Contact person (name, telephone number, fax number);
-        Address and, if appropriate, telephone number of the customer;
- If known: clear description of the location of 1st telecommunication line unit;
-        Line identification;
-        Contract number;
-        Termination date;
-        Date, signature.

The termination fee set out in Enclosure 7 will be invoiced.

3.7.2    TERMINATION BY TELEKOM

Notice of termination of the debunched access to the subscriber's line may be given by Telekom to the end of any working day, if circumstances exist in view of which the obligation to assign a debunched subscriber's line can no longer be justified objectively.

Telekom's notice of termination shall be given to FirstMark in writing by fax and include the following details:

-        Contract number;

-        Line identification;

-        Termination date;

-        Date, signature.

- In case of termination because of the customer's change from FirstMark to Telekom, the customer's written notice shall be submitted to FirstMark together with the notice.

                        "Access to the subscriber's line"


Such circumstances exist in particular, if in view of Telokom's onw requirements or in order to meet the needs of other competitors series-connected transmission systems for multiplex use of the subscriber's line assigned to FirstMark must be used of if the subscriber's line assigned to FirstMark is required because of the customer completey changed from FirstMark to Telekom.

At any rate, FirstMark shall be obliged, upon Telekom's written inquiry, to submit by fax on the working day following the inquiry, details concerning the capacities used. If appropriate, with the discontinued services to the customer being taken into account, and identify a desired alternative version for the existing utilization. The contact point referred to in Enclosure 11 shall make the inquiry on working days during the normal working time from 7.30 hours to
16.30 hours, using the relevant form included in Enclosure 12.

Dependent on the information given by FirstMark, the following situations shall be distinguished:

         a. If FirstMark does not or no longer utilize the debunched subscriber's line assigned to it, Telekom will terminate it. The written notice must be received by FirstMark not later than six days before the day on which it becomes effective. FirstMark shall make the subscriber's line available to Telekom in debunched manner.

         b. If FirstMark partly uses capacities on the debunched subscriber's line assigned to it, FirstMark shall communicate the utilized capacities to Telekom, indicating an alternative version for the existing utilization, if appropriate. In those cases Telekom will terminate the debunched access to this subscriber's line. Together with the notice, usually given three working days after receipt of the written answer, FirstMark will be offered an alternative type by means of which the existing utilization can also be realized.

      The alternative offer shall include the following details:

-        Number of the contract to be terminated:
-        Type;
-        Date of provision.

      FirstMark may accept the alternative offer in writing by fax within TWO WORKING DAYS after receipt of the offer and, if necessary, include any new connection data for the connecting cable, with the UVt concept being taken into account. If FirstMark accepts the alternative offer, Telekom shall provide an alternative version upon entry into force of the notice, usually 12 working days after handing in the orders (termination of the subscriber's line, termination of the customer, inquiry).
      In the event that FirstMark does not accept the alternative offer, the latter will be deemed to be rejected.
      In that case the notice will become effective, and the subscriber's line will be changed over without alternative access having been provided to FirstMark.

      FirstMark shall make the subscriber'line available to Telekom in debunched manner.

                        "Access to the subscriber's line"


         Unless it submits an alternative offer, Telekom shall not use its right of termination.

         c. In the event that FirstMark uses the access to the subscriber's line to such an extent that an alternative type cannot be offered, Telekom shall not use its right of termination.

In the event that FirstMark does not use a bunched subscriber's line assigned to it to the required extent, Telekom may terminate it to the end any working day for its own requirements or to meet the demand of other competitors. The stipulations in para 2.4.2 concerning the obligation to provide information and Telekom's right of termination shall applied.

If Telekom is no more obliged to give access to the subscriber's line, Telekom may terminate the access to the subscriber's line. The period of notice shall be six working days.

Telekom may terminate without notice the assignment of access to the subscriber's line, if FirstMark, despite a written warning notice, continues to use the access to the subscriber's line in an improper manner, i.e. a manner not provided for in this Contract.

Telekom may terminate the assignment of access to the subscriber's line without notice and without prior written warning notice, if FirstMark contravenes the basic provisions of Art. 3 para 2 of the ONP Directive (90/387/EEC), in particular if it offers systems interfering with Telekom's network on the access to the subscriber's line.

Upon entry into force of a notice, Telekom will disconnect the access to the subscriber's line.

The fee stipulated in Enclosure 7 shall be invoiced for the notice.

                        "Access to the subscriber's line"


                                   ENCLOSURE 6

                                    DEBUGGING

LIST OF CONTENTS


1        DEBUGGING                                           2

2        DEBUGGING THE HOUSE CONNECTION CABLE                4

                        "Access to the subscriber's line"


1        DEBUGGING

Telekom shall correct disturbances occurring in its technical equipment immediately within the framework of the available technical and operating possibilities as far as these disturbances occur within the sphere of responsibility of Telekom. Telekom shall be responsible for debugging the subscriber's line which FirstMark is permitted to use, i.e. for debugging the section between the termination of the connection cable at the interface terminal block and the 1st Telecommunication line unit at the final user. Disturbances outside the above mentioned sphere of responsibility shall not be corrected by Telekom.

In case it is found during the processing of the disturbance that Telekom is not responsible for that disturbance FirstMark shall be obliged to compensate Telekom for the expenses incurred according to Enclosure 7.

Planned alterations or disconnections in the Telekom-network which will lead to an interruption or a temporary impairment of the subscriber's line used by FirstMark can be foreseen and shall not be treated as disturbances. In case Telekom is planning an alteration or disconnection in the Telekom-network this will usually be announced at the agreed relevant contact person of FirstMark according to Enclosure 11 5 working days in advance with indication of the line identification, date, time (from - until) and impacts.

1.1      PERIOD FOR DEBUGGING

In case disturbances are reported on working days (Mondays 0.00 o'clock till Fridays 6.30 p.m.) Telekom shall correct the disturbance within the framework of the available technical and operating possibilities within 24 hours (debugging period) after receipt of the report on the disturbance from FirstMark. This debugging period can only be kept if sufficient lines for substitute connections are available. For disturbances whose reports are received on Fridays after 6.30 p.m., on Saturdays, Sundays or legal holidays the debugging period begins on the following working day at 0.00 o'clock. In case the debugging period closes on a legal holiday the debugging period will be interrupted and it will be continued on the following working day.

The duration of a disturbance is the time difference between the receipt of the disturbance report (the time stamp made by the facsimile shall prevail) by the relevant contact centre of the Telekom and the moment when the disturbance has been corrected.

Delays which are caused by FirstMark or the final user shall reduce the calculated duration of disturbance correspondingly.

1.2      PROCEDURE IN CASE A DISTURBANCE OCCURS

A disturbance of a subscriber's line which FirstMark is permitted to use shall be reported by FirstMark in writing by facsimile to the relevant faults service of Telekom according to Enclosure 11 using the form listed in Enclosure 12 and providing the information listed below. The faults service will accept reports on disturbances daily from 0.00 o'clock till

                        "Access to the subscriber's line"


12.00 p.m. from the relevant contact partner at FirstMark who shall be nominated to Telekom.

The disturbance report by FirstMark shall contain the following pieces of information:

- recipient of the disturbance report (office, contact person, tel., fax no.),

- specific information on FirstMark (name, post code, place, contact person/office, tel., fax. no., customer no.),

-        contract number,

-        disturbance number at FirstMark,

- contact person for the disturbance at FirstMark (office, contact person, tel., fax. no.),

-        area code of the disturbed subscriber's line,

-        exchange area,

-        line definition,

-        if required identification of the transmission technology used (see
         Enclosure 9)

-        address and tel. no. of the end customer,

-        description of the disturbance,

-        date and signature.

Before reporting the disturbance to Telekom FirstMark has checked its own sphere of responsibility and did not discover any disturbance there.

If applicable FirstMark undertakes to inform the final customer that a visit of a service technician of the Telekom may be required for correcting the disturbance of the subscriber's line.

In case an appointment with the final customer has to be arranged for correcting the disturbance FirstMark shall arrange this appointment with their final customer not before the working day following the day when the disturbance was reported for the time between 8.00 and 12.00 a.m. or between 1.00 and 5.00 p.m. and informs Telekom about the arranged appointment.

In case the disturbance cannot be corrected by Telekom within the period agreed for reasons for which Telekom is not responsible a new appointment shall be arranged and if applicable FirstMark shall be charged the costs for a new trip to the place where the disturbance has to be corrected. In these cases the debugging period of 24 hours need not be observed.

Telekom shall inform the relevant contact person about the successful correction of the disturbance immediately in writing by facsimile using the form enclosed in Enclosure 12 and

                        "Access to the subscriber's line"


making the indications listed below. In case several subscriber's lines were involved in a disturbance only one report shall be made.

The report on correction of a disturbance by Telekom shall contain the following pieces of information:

-        FirstMark,

-        contract number,

-        number of the disturbance at FirstMark,

-        line definition,

-        tel. and fax numbers of the contact person at Telekom,

-        disturbance number at Telekom,

-        date and time of the arrival of the disturbance report at Telekom,

-        date and time when the disturbance was corrected,

- if applicable further information (e.g. if the disturbance report was not justified)

-        date and signature.

2        DEBUGGING THE HOUSE CONNECTION CABLE

Telekom shall correct disturbances in the house connection cable within in the framework of the available technical and operating possibilities as far as these disturbances are within the sphere of responsibility of Telekom.

The sphere of responsibility of Telekom with respect to the house connection cable is restricted to the section of cable from the last manhole or duct without manhole in public ground up to the collocation room.

Disturbances outside the sphere of responsibility described above shall not be corrected by Telekom.

In case it is found during the correction of the disturbance that Telekom is not responsible for it FirstMark shall refund the incurred expenses to Telekom.

2.1      SUPPORT FOR FAULT LOCATION AND CORRECTION

FirstMark shall support Telekom in locating or correcting disturbances in the house connection cable - as far as this is necessary - in the appropriate extent and free of charge.

In case this support in locating and correcting disturbances is not awarded the consequent delays shall not be included in the debugging period.

                        "Access to the subscriber's line"


2.2      DEBUGGING PERIOD

Telekom shall correct the disturbance within the framework of the available technical and operating possibilities within 24 hours (debugging period) after the arrival of the disturbance report of FirstMark at Telekom provided that force majeure does not prevail. FirstMark shall provide a substitute cable as well as building and assembly material on their own expense if they are necessary.

The disturbance correction work shall be invoiced on the basis of the incurred expenses.

2.3      PROCEDURE IN CASE OF DISTURBANCE

Reports about disturbances in the house connection cable falling into the sphere of responsibility of Telekom shall be made in writing by facsimile by FirstMark to the faults' service of Telekom that is exclusively responsible for the relevant exchange area according to Enclosure 11 with indication of the following pieces of information. The faults' service shall accept disturbance reports daily between 0.00 and 24.00 o'clock from the relevant contact person at FirstMark who shall be nominated to Telekom.

The disturbance report from FirstMark shall contain the following pieces of information:

- recipient of the disturbance report at Telekom (office, contact person, tel., fax number),

- specific information concerning FirstMark (name, post code, place, contact person / office, tel., fax number, client number),

-        contract number,

-        disturbance number at FirstMark,

- contact person for the disturbance at FirstMark (office, contact person, tel., fax number),

-        area code and exchange area of the disturbed house connection cable,

-        cable identification,

- if applicable information on dangerous voltages that might be applied at the cable (VDE 0800 part 3),

-        description of the disturbance,

-        date and signature,

Before reporting the disturbance to Telekom FirstMark has checked its own sphere of responsibility and did not discover any disturbance there.

                        "Access to the subscriber's line"


In case the disturbance cannot be corrected by Telekom within the period agreed for reasons for which Telekom is not responsible the debugging period of 24 hours may not be kept.

Telekom shall inform the relevant contact person about the successful correction of the disturbance immediately by facsimile making the indications listed below.

The report on correction of a disturbance by Telekom shall contain the following pieces of information:

-        FirstMark,

-        contract number,

-        number of the disturbance at FirstMark,

-        cable definition,

-        tel. and fax numbers of the contact person at Telekom,

-        disturbance number at Telekom,

-        date and time of the arrival of the disturbance report at Telekom,

-        date and time when the disturbance was corrected,

- if applicable further information (e.g. if the disturbance report was not justified)

-        date and signature.

                        "Access to the subscriber's line"


                                   ENCLOSURE 7

                                     PRICES

THE PRICES AGREED IN THIS CONTRACT WERE LISTED PARTIALLY DUE TO A DECISION OF THE REGULATING AUTHORITY.

THE APPROVAL OF THE REGULATING AUTHORITY FOR THE PRICES LISTED IN THIS ENCLOSURE FOR PROVISION, CANCELLATION AND THE MONTHLY PERMISSION TO USE THE ACCESS TO A SUBSCRIBER'S LINE EXPIRES ON 31 MARCH, 2001.

THE APPROVAL OF THE REGULATING AUTHORITY FOR THE PRICES LISTED IN THIS ENCLOSURE FOR COLLOCATION, CURRENT USE OF THE COLLOCATION ROOM, SERVICE COSTS AND RESOURCES CHECK EXPIRES ON 30 NOVEMBER, 2000. THE PRELIMINARY APPROVAL FOR FLAT RATE INVOICING OF ANCILLARY COSTS EXPIRES ON 30 NOVEMBER, 2000. THE PRICE FOR THE NETWORK COMPATIBILITY TEST IS PARTIALLY APPROVED WITH THE APPROVAL EXPIRING ON 31 MARCH, 2001.

THE REGULATING AUTHORITY HOLDS THE OPINION THAT THE PRICES FOR ALL SERVICES CONTAINED IN THIS CONTRACT - WITH THE EXCEPTION OF THE UNJUSTIFIED DISTURBANCE REPORTS AND INFORMATION ON THE LIMITATIONS OF THE EXCHANGE AREAS - ARE SUBJECT TO APPROVAL OF PRICES. THE ISSUE OF APPROVAL IS SUBJECT OF ACTIONS AT THE ADMINISTRATIVE COURTS LAUNCHED BY DEUTSCHE TELEKOM AGAINST THE DECISIONS OF THE REGULATING AUTHORITY. THEREFORE, THE PRICES AGREED IN THIS CONTRACT - WHICH ARE SUBJECT TO APPROVAL ACCORDING TO THE OPINION OF THE REGULATING AUTHORITY ARE VALID UNDER THE RESERVATION OF A COURT REVISION.

IN CASE A FINAL COURT DECISION STATES THAT PRICES THAT ARE SUBJECT TO APPROVAL ARE FINALLY APPROVED IN DEVIATION FROM THE PRICES THAT HAVE BEEN APPROVED OR REQUIRED OR LISTED IN THE BASIC OFFER ACCORDING TO SECTION 6 PARA. 5 NZV THE PRICES THAT WERE FINALLY APPROVED SHALL BE CONSIDERED TO HAVE BEEN AGREED TO THE EXTENT OF THE FINAL COURT DECISION. UNTIL A FINAL COURT DECISION PREVAILS WE SHALL CHARGE THE PRICES THAT WERE PRELIMINARILY APPROVED, APPROVED OR REQUIRED OR THAT ARE LISTED IN THE BASIC OFFER ACCORDING TO SECTION 6 PARA. 5 NZV.

IN CASE THE FINAL COURT DECISION STATES THAT THE PRICES ARE NOT SUBJECT TO APPROVAL THE PRICES THAT WERE PRELIMINARILY APPROVED, APPROVED OR REQUIRED OR THAT ARE LISTED IN THE BASIC OFFER ACCORDING TO SECTION 6 PARA. 5 NZV SHALL BE CONSIDERED TO HAVE BEEN AGREED FOR A PERIOD OF 3 MONTHS AFTER THE COURT DECISION WAS MADE.

                        "Access to the subscriber's line"


EACH OF THE CONTRACTING PARTIES SHALL BE ENTITLED TO REQUEST NEW NEGOTIATIONS OF THE PRICES THAT ARE VALID AT THE MOMENT WHEN THE FINAL COURT DECISION IS MADE WITHIN 3 MONTHS AFTER THE FINAL COURT DECISION WAS MADE. IN CASE THE PARTIES DO NOT AGREE ON THE PRICES WITHIN THIS PERIOD TELEKOM SHALL BE ENTITLED TO DETERMINE THE PRICE ACCORDING TO THEIR REASONABLY EXERCISED DISCRETION. IN CASE NONE OF THE CONTRACTING PARTIES REQUESTS NEW NEGOTIATIONS ON THE PRICES WITHIN THE ABOVE MENTIONED PERIOD THE PRICES THAT WERE PRELIMINARILY APPROVED, APPROVED OR REQUIRED OR THAT ARE LISTED IN THE BASIC OFFER ACCORDING TO SECTION 6 PARA. 5 NZV SHALL BE CONSIDERED TO HAVE BEEN AGREED ALSO FOR THE FUTURE.

THE OBLIGATION OF TELEKOM TO PROVIDE SERVICES SHALL APPLY FOR ALL SERVICES THAT ARE SUBJECT TO APPROVAL FROM THE MOMENT WHEN APPROVAL WAS GRANTED FOR THE DURATION OF A PRELIMINARY OR FINAL APPROVAL.

                        "Access to the subscriber's line"

LIST OF CONTENTS


1        PRICES FOR COLLOCATION                                               4

2        PRICES FOR THE PERMISSION TO USE A SUBSCRIBER'S LINE                 5

3        PRICE LIST                                                           5

                        "Access to the subscriber's line"


1        PRICES FOR COLLOCATION

1.1      DESIGNING THE OFFER

In case FirstMark does not accept the offer for collocation FirstMark shall bear the costs for designing the offer.

1.2      FEE FOR PROVISION

FirstMark shall pay a non-recurrent fee for the establishment of the collocation area. This fee depends upon the implementation (physical collocation, virtual collocation).

In case collocation areas are installed for other carriers at the same main distribution location within a period of 60 months these shall participate in sharing the provision fees the first carrier had to pay for the establishment of the commonly used facilities provided that an amount of DM 20,000 (EURO 10,225.84) was exceeded. Telekom shall in this case refund the share of the provision fee that has been paid too much according to the following schedule:

----------------------------------------------------------------------------------
     carrier       provision fee for establishing           refunding to carrier
                   the commonly used facilities
----------------------------------------------------------------------------------
        1.                                   100 %                               -
        2.                                    50 %                            50 %
        3.                                33 1/3 %                        16 2/3 %
        4.                                    25 %                         8 1/3 %
        5.                                    20 %                             5 %
        6.                                16 2/3 %                         3 1/3 %
        7.                                14 2/7 %                        2 8/21 %
        8.                                12 1/2 %                       1 11/14 %
        9.                                11 1/9 %                        1 7/18 %
       10.                                    10 %                         1 1/9 %
----------------------------------------------------------------------------------

In case additional provision fees are incurred in connection with the establishment of collocation areas for further carriers for the establishment of the commonly used facilities the entire sum of the costs incurred for this establishment shall be used as basis for the above calculation.

                        "Access to the subscriber's line"


1.3      CURRENT FEE

FirstMark shall pay a current monthly fee for each collocation where FirstMark rents subscriber's lines. This amount shall depend upon the size of the collocation area and the number of the subscriber's lines rented in that exchange area.

2        PRICES FOR THE PERMISSION TO USE A SUBSCRIBER'S LINE

2.1      PROVISION FEE

For the provision of each subscriber's line a non-recurrent provision fee shall be charged. This fee shall depend upon the type of access version ordered.

2.2      CURRENT FEES

Per rented subscriber's line shall be charged a monthly fee. This fee depends upon the type of ordered access version. For the product copper double wire 4 wires with insertion regenerator shall be charged a basic fee plus an amount per insertion regenerator.

3        PRICE LIST

3.1      DESIGNING THE OFFER FOR COLLOCATION

The offer for collocation shall be designed according to expense.

3.2      NON-RECURRENT PROVISION FEE FOR COLLOCATION

The provision of collocation shall be made according to expense.

The provision of the connection cable between main distributor and interchange distributor depends upon the related expense.

The extension of the connection cable between main distributor and interchange distributor shall be done according to the related expense.

3.3      MONTHLY FEE FOR COLLOCATION

The monthly fee for each collocation amounts to:

see annex 1 to enclosure 7 - prices for collocation rooms -

                        "Access to the subscriber's line"


In those cases where Telekom is not able to provide a physical collocation Telekom shall offer a virtual collocation at equal economic conditions.

FirstMark shall be charged a flat rate for the current power consumption costs together with the monthly rent for collocation. The actual power consumption shall be defined by Telekom once a year by means of reading the ac/three-phase meter and set off against the down payments by separate calculation. The actual power consumption shall be the basis for calculating the down payments for the next accounting period.

                        "Access to the subscriber's line"


3.4 FEES FOR PROVISION, CANCELLATION AND MONTHLY PERMISSION TO USE THE ACCESS TO THE SUBSCRIBER'S LINE


Prices for access to the subscriber's line

-----------------------------------------------------------------------------------
                                FEE FOR                   PROVISION FEE
                           PERMISSION TO USE               TAKING-OVER

                                (DM NET)
         PRODUCT                MONTHLY
----------------------------------------------
                                              without works at    with works at the
                                              the final customer  final customer


                                                   (DM NET)            (DM NET)
                                                 NON-RECURRENT    NON-RECURRENT
-----------------------------------------------------------------------------------
copper double wire 2-wire        25.40              191.64              241.31
-----------------------------------------------------------------------------------
copper double wire 2-wire        25.40              197.65              247.32
with higher bit rate
utilisation
-----------------------------------------------------------------------------------
copper double wire 4-wire        45.89              209.09              269.29
-----------------------------------------------------------------------------------
copper double wire 4-wire        45.89              215.10              275.30
with higher bit rate
utilisation
-----------------------------------------------------------------------------------
copper double wire 2-wire        52.17              194.13              243.81
with ZWR
-----------------------------------------------------------------------------------
copper double wire 4-wire        74.76              195.18              247.75
with ZWR
-----------------------------------------------------------------------------------
copper double wire 4-wire        33.72               ----                ----
with ZWR - additionally
per ZWR
-----------------------------------------------------------------------------------
optic-fibre 1 fibre              506.26             419.30               ----
-----------------------------------------------------------------------------------
optic-fibre 2 fibres             956.19             569.52               ----
-----------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                            PROVISION FEE                                   cancellation fee
                                                              NEW ACCESS
                                                                                                                (DM NET)
         PRODUCT                                                                                             NON-RECURRENT
--------------------------                                                                                 -------------------
                            with works at the   with works at the  without works at    without works at
                            KVz and without     KVz and with       the KVz and         the KVz and with
                            works at the final  works at the       without works at    works at the final
                            customer            final customer     the final customer  customer

                                 (DM NET)            (DM NET)           (DM NET)            (DM NET)
                            NON-RECURRENT       NON-RECURRENT      NON-RECURRENT       NON-RECURRENT
------------------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire         240.81              337.17             196.55              292.91              107.70
------------------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire         246.82              343.18             202.57              298.92              107.70
with higher bit rate
utilisation
------------------------------------------------------------------------------------------------------------------------------
copper  double wire 4-wire        272.61              379.49             213.09              319.97              107.70
------------------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire         278.63              385.50             219.11              325.98              107.70
with higher bit rate
utilisation
------------------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire          ----                ----               ----                ----               107.70
with ZWR
------------------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire          ----                ----               ----                ----               107.70
with ZWR
------------------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire          ----                ----               ----                ----                ----
with ZWR - additionally
per ZWR
------------------------------------------------------------------------------------------------------------------------------
optic-fibre 1 fibre                ----                ----               ----               590.53              199.58
------------------------------------------------------------------------------------------------------------------------------
optic-fibre 2 fibres               ----                ----               ----               828.17             256.16.
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                  FEE FOR                 PROVISION FEE
                               PERMISSION TO               TAKING-OVER
                                    USE

                                  (DM NET)
           PRODUCT                MONTHLY
----------------------------------------------
                                              without works at    with works at the
                                              the final customer  final customer


                                                   (DM NET)            (DM NET)
                                                 NON-RECURRENT    NON-RECURRENT
-------------------------------------------------------------------------------------
carrier customer access -          25.40            201.77              251.44
analogue basis
-------------------------------------------------------------------------------------
carrier customer access -          25.40            201.77              304.55
analogue with PCM2
-------------------------------------------------------------------------------------
carrier customer access -          25.40            201.77              304.55
analogue with PCM11
-------------------------------------------------------------------------------------
carrier customer access -          25.40            201.77              304.55
analogue with AslMux
-------------------------------------------------------------------------------------
carrier customer access -          36.51            201.77              301.66
basic with PCM2FA without ZWR
-------------------------------------------------------------------------------------
carrier customer access -          63.31            201.77              301.66
basic with PCM2FA with ZWR
-------------------------------------------------------------------------------------
carrier customer access -          28.08            200.41              301.66
basic without PCM2FA without
ZWR
-------------------------------------------------------------------------------------
carrier customer access -          54.88            201.77              301.66
basic without PCM2FA with ZWR
-------------------------------------------------------------------------------------
carrier customer access -          252.72           336.72               ----
primary
-------------------------------------------------------------------------------------
Tel As at OPAL                     37.88            263.61               ----
-------------------------------------------------------------------------------------
BaAs at OPAL                       66.98            288.67               ----
-------------------------------------------------------------------------------------
TelAs at ISIS-outdoor (TVST)       37.88            236.61               ----
-------------------------------------------------------------------------------------
BaAs at ISIS-outdoor (TVST)        66.98            288.67               ----
-------------------------------------------------------------------------------------
PMxAs at ISIS-outdoor (TVST)       557.54           476.27               ----
-------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 PROVISION FEE                                   cancellation fee
                                                                   NEW ACCESS
                                                                                                                     (DM NET)
           PRODUCT                                                                                                NON-RECURRENT
------------------------------                                                                                  -------------------
                                 with works at the   with works at the  without works at    without works at
                                 KVz and without     KVz and with       the KVz and         the KVz and with
                                 works at the final  works at the       without works at    works at the final
                                 customer            final customer     the final customer  customer

                                      (DM NET)            (DM NET)           (DM NET)            (DM NET)
                                 NON-RECURRENT       NON-RECURRENT      NON-RECURRENT       NON-RECURRENT
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              250.93              347.29             206.67              303.03              107.70
analogue basis
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              250.93              400.40             206.67              303.03              107.70
analogue with PCM2
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              250.93              400.40             206.67              303.03              107.70
analogue with PCM11
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              250.93              400.40             206.67              303.03              107.70
analogue with AslMux
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              250.93              397.51             206.67              300.14              107.70
basic with PCM2FA without ZWR
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              250.93              397.51             206.67              300.14              107.70
basic with PCM2FA with ZWR
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              250.93              397.51             206.67              300.14              107.70
basic without PCM2FA without
ZWR
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              250.93              397.51             206.67              300.14              107.70
basic without PCM2FA with ZWR
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              342.77              729.75              ----                ----               209.00
primary
-----------------------------------------------------------------------------------------------------------------------------------
Tel As at OPAL                         285.42              486.32              ----                ----               128.36
-----------------------------------------------------------------------------------------------------------------------------------
BaAs at OPAL                           310.48              488.50              ----                ----               136.93
-----------------------------------------------------------------------------------------------------------------------------------
TelAs at ISIS-outdoor (TVST)           285.42              475.49              ----                ----               128.36
-----------------------------------------------------------------------------------------------------------------------------------
BaAs at ISIS-outdoor (TVST)            310.48              488.50              ----                ----               136.93
-----------------------------------------------------------------------------------------------------------------------------------
PMxAs at ISIS-outdoor (TVST)           394.13              781.11              ----                ----               227.71
-----------------------------------------------------------------------------------------------------------------------------------

Prices for access to the subscriber's line (EURO)

-----------------------------------------------------------------------------------
                                FEE FOR                   PROVISION FEE
                           PERMISSION TO USE               TAKING-OVER

                               (EURO NET)
         PRODUCT                MONTHLY
----------------------------------------------
                                              without works at    with works at the
                                              the final customer  final customer


                                                  (EURO NET)          (EURO NET)
                                                 NON-RECURRENT    NON-RECURRENT
-----------------------------------------------------------------------------------
copper double wire 2-wire        12.99               97.98              123.38
-----------------------------------------------------------------------------------
copper double wire 2-wire        12.99              101.06              126.45
with higher bit rate
utilisation
-----------------------------------------------------------------------------------
copper double wire 4-wire        23.46              106.91              137.68
-----------------------------------------------------------------------------------
copper double wire 4-wire        23.46              109.98              140.76
with higher bit rate
utilisation
-----------------------------------------------------------------------------------
copper double wire 2-wire        26.67               99.26              124.66
with ZWR
-----------------------------------------------------------------------------------
copper double wire 4-wire        38.22               99.80              126.67
with ZWR
-----------------------------------------------------------------------------------
copper double wire 4-wire        17.24               ----                ----
with ZWR - additionally
per ZWR
-----------------------------------------------------------------------------------
optic-fibre 1 fibre              258.85             214.38               ----
-----------------------------------------------------------------------------------
optic-fibre 2 fibres             488.89             291.19               ----
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                              PROVISION FEE                                   cancellation fee
                                                                NEW ACCESS
                                                                                                                 (EURO NET)
         PRODUCT                                                                                               NON-RECURRENT
-----------------------------                                                                                -------------------
                              with works at the   with works at the  without works at    without works at
                              KVz and without     KVz and with       the KVz and         the KVz and with
                              works at the final  works at the       without works at    works at the final
                              customer            final customer     the final customer  customer

                                  (EURO NET)          (EURO NET)         (EURO NET)          (EURO NET)
                              NON-RECURRENT       NON-RECURRENT      NON-RECURRENT       NON-RECURRENT
--------------------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire           123.12              172.39             100.50              149.76              55.07
--------------------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire           126.20              175.47             103.57              152.84              55.07
with higher bit rate
utilisation
--------------------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire           139.38              194.03             108.95              163.60              55.07
--------------------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire           142.46              197.11             112.03              166.67              55.07
with higher bit rate
utilisation
--------------------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire            ----                ----               ----                ----               55.07
with ZWR
--------------------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire            ----                ----               ----                ----               55.07
with ZWR
--------------------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire            ----                ----               ----                ----                ----
with ZWR - additionally
per ZWR
--------------------------------------------------------------------------------------------------------------------------------
optic-fibre 1 fibre                  ----                ----               ----               301.93              102.05
--------------------------------------------------------------------------------------------------------------------------------
optic-fibre 2 fibres                 ----                ----               ----               423.44              130.97
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                  FEE FOR                 PROVISION FEE
                               PERMISSION TO               TAKING-OVER
                                    USE

                                 (EURO NET)
           PRODUCT                MONTHLY
----------------------------------------------
                                              without works at    with works at the
                                              the final customer  final customer


                                                  (EURO NET)          (EURO NET)
                                                 NON-RECURRENT    NON-RECURRENT
------------------------------------------------------------------------------------
carrier customer access -          12.99            103.16              128.56
analogue basis
------------------------------------------------------------------------------------
carrier customer access -          12.99            103.16              155.71
analogue with PCM2
------------------------------------------------------------------------------------
carrier customer access -          12.99            103.16              155.71
analogue with PCM11
------------------------------------------------------------------------------------
carrier customer access -          12.99            103.16              155.71
analogue with AslMux
------------------------------------------------------------------------------------
carrier customer access -          18.67            103.16              154.24
basic with PCM2FA without ZWR
------------------------------------------------------------------------------------
carrier customer access -          32.37            103.16              154.24
basic with PCM2FA with ZWR
------------------------------------------------------------------------------------
carrier customer access -          14.36            102.47              154.24
basic without PCM2FA without
ZWR
------------------------------------------------------------------------------------
carrier customer access -          28.06            103.16              154.24
basic without PCM2FA with ZWR
------------------------------------------------------------------------------------
carrier customer access -          129.21           172.16               ----
primary
------------------------------------------------------------------------------------
Tel As at OPAL                     19.37            134.78               ----
------------------------------------------------------------------------------------
BaAs at OPAL                       34.25            147.59               ----
------------------------------------------------------------------------------------
TelAs at ISIS-outdoor (TVST)       19.37            134.78               ----
------------------------------------------------------------------------------------
BaAs at ISIS-outdoor (TVST)        34.25            147.59               ----
------------------------------------------------------------------------------------
PMxAs at ISIS-outdoor (TVST)       285.07           243.51               ----
------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 PROVISION FEE                                   cancellation fee
                                                                   NEW ACCESS
                                                                                                                    (EURO NET)
           PRODUCT                                                                                                NON-RECURRENT
-------------------------------                                                                                 -------------------
                                 with works at the   with works at the  without works at    without works at
                                 KVz and without     KVz and with       the KVz and         the KVz and with
                                 works at the final  works at the       without works at    works at the final
                                 customer            final customer     the final customer  customer

                                     (EURO NET)          (EURO NET)         (EURO NET)          (EURO NET)
                                 NON-RECURRENT       NON-RECURRENT      NON-RECURRENT       NON-RECURRENT
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              128.30              177.56             105.67              154.94              55.07
analogue basis
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              128.30              204.72             105.67              154.94              55.07
analogue with PCM2
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              128.30              204.72             105.67              154.94              55.07
analogue with PCM11
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              128.30              204.72             105.67              154.94              55.07
analogue with AslMux
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              128.30              203.24             105.67              153.46              55.07
basic with PCM2FA without ZWR
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              128.30              203.24             105.67              153.46              55.07
basic with PCM2FA with ZWR
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              128.30              203.24             105.67              153.46              55.07
basic without PCM2FA without
ZWR
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              128.30              203.24             105.67              153.46              55.07
basic without PCM2FA with ZWR
-----------------------------------------------------------------------------------------------------------------------------------
carrier customer access -              175.26              373.11              ----                ----               106.86
primary
-----------------------------------------------------------------------------------------------------------------------------------
Tel As at OPAL                         145.93              248.65              ----                ----               65.63
-----------------------------------------------------------------------------------------------------------------------------------
BaAs at OPAL                           158.75              249.77              ----                ----               70.01
-----------------------------------------------------------------------------------------------------------------------------------
TelAs at ISIS-outdoor (TVST)           145.93              243.11              ----                ----               65.63
-----------------------------------------------------------------------------------------------------------------------------------
BaAs at ISIS-outdoor (TVST)            158.75              249.77              ----                ----               70.01
-----------------------------------------------------------------------------------------------------------------------------------
PMxAs at ISIS-outdoor (TVST)           201.52              399.37              ----                ----               116.43
-----------------------------------------------------------------------------------------------------------------------------------

                        "Access to the subscriber's line"


3.5      ADDITIONAL JOURNEY IN CONNECTION WITH PROVISION AND DEBUGGING

Additional journeys that become necessary because the final customer in the provision or respectively debugging process was not encountered although an appointment had been made (Enclosure 5. item 2.3.2. Enclosure 6. item 1.2) shall be charged for.

3.6      PRELIMINARY ENQUIRY

For preliminary enquiry FirstMark shall be charged the following fees:


------------------------------------------------------------------------------------------------------------------
PRODUCT                                DM (NET)                             EURO (NET)
------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire                                             21.88                                 11.19
------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire with higher              131.66 (for taking-over)               67.32 (for taking-over)
bit rate utilisation                            133.14 (for new connection)            68.07 (for new connection)
------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire                                             21.88                                 11.19
------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire with higher              135.25 (for taking-over)               69.15 (for taking-over)
bit rate utilisation                            136.73 (for new connection)            69.91 (for new connection)
------------------------------------------------------------------------------------------------------------------
copper double wire 2-wire with ZWR                 131.66 (for taking-over)               67.32 (for taking-over)
                                                133.14 (for new connection)            68.07 (for new connection)
------------------------------------------------------------------------------------------------------------------
copper double wire 4-wire with ZWR                 135.25 (for taking-over)               69.15 (for taking-over)
                                                136.73 (for new connection)            69.91 (for new connection)
------------------------------------------------------------------------------------------------------------------
optic-fibre 1 fibre                                173.40 (for taking-over)               88.66 (for taking-over)
                                                174.87 (for new connection)            89.41 (for new connection)
------------------------------------------------------------------------------------------------------------------
optic-fibre 2 fibres                               173.40 (for taking-over)               88.66 (for taking-over)
                                                174.87 (for new connection)            89.41 (for new connection)
------------------------------------------------------------------------------------------------------------------
carrier customer access - analogue                                    21.88                                 11.19
basis
------------------------------------------------------------------------------------------------------------------
carrier customer access - analogue                                    21.88                                 11.19
with PCM2
------------------------------------------------------------------------------------------------------------------
carrier customer access - analogue                                    21.88                                 11.19
with PCM11
------------------------------------------------------------------------------------------------------------------
carrier customer access - analogue                                    21.88                                 11.19
with AslMux
------------------------------------------------------------------------------------------------------------------
carrier customer access - basic with               131.66 (for taking-over)               67.32 (for taking-over)
PCM2FA without ZWR                              133.14 (for new connection)            68.07 (for new connection)
------------------------------------------------------------------------------------------------------------------
carrier customer access - basic with               131.66 (for taking-over)               67.32 (for taking-over)
PCM2FA with ZWR                                 133.14 (for new connection)            68.07 (for new connection)
------------------------------------------------------------------------------------------------------------------
carrier customer access - basic                                       21.88                                 11.19
without PCM2FA without ZWR
------------------------------------------------------------------------------------------------------------------
carrier customer access - basic                    131.66 (for taking-over)               67.32 (for taking-over)
without PCM2FA with ZWR                         133.14 (for new connection)            68.07 (for new connection)
------------------------------------------------------------------------------------------------------------------
carrier customer access - primary                  131.66 (for taking-over)               67.32 (for taking-over)
                                                133.14 (for new connection)            68.07 (for new connection)
------------------------------------------------------------------------------------------------------------------
Tel As at OPAL                                     140.19 (for taking-over)               71.68 (for taking-over)
                                                141.66 (for new connection)            72.43 (for new connection)
------------------------------------------------------------------------------------------------------------------
BaAs at OPAL                                       140.19 (for taking-over)               71.68 (for taking-over)
                                                141.66 (for new connection)            72.43 (for new connection)
------------------------------------------------------------------------------------------------------------------
TelAs at ISIS-outdoor (TVST)                       140.19 (for taking-over)               71.68 (for taking-over)
                                                141.66 (for new connection)            72.43 (for new connection)
------------------------------------------------------------------------------------------------------------------

                        "Access to the subscriber's line"


------------------------------------------------------------------------------------------------------------------
PRODUCT                                DM (NET)                             EURO (NET)
------------------------------------------------------------------------------------------------------------------
BaAs at ISIS-outdoor (TVST)                        140.19 (for taking-over)               71.68 (for taking-over)
                                                141.66 (for new connection)            72.43 (for new connection)
------------------------------------------------------------------------------------------------------------------
PMxAs at ISIS-outdoor (TVST)                       140.19 (for taking-over)               71.68 (for taking-over)
                                                141.66 (for new connection)            72.43 (for new connection)
------------------------------------------------------------------------------------------------------------------

Provided that the fee for the preliminary enquiry is a fee that is subject to approval it shall be paid for the first time after the regulating authority has approved a fee for telecommunication and post office.

Otherwise the preliminary enquiry requested by FirstMark shall be carried out at the fee sent in later by Telekom.

3.7      FEES FOR RESOURCE CHECKS

Checks of resources of other competitors requested by FirstMark shall be invoiced on the basis of the expenses.

3.8      FEES FOR A NETWORK COMPATIBILITY TEST

The possibility of using other transmission methods (line codes) than those approved by Telekom is to be checked by Telekom in each case individually and shall be invoiced for to FirstMark as follows:

The price for the technical test according to stage 1 shall be DM 4.760 (EURO 2.433.75) non-recurrent.

The price for the technical test according to stage 2 shall be DM 21.760.- (EURO 11.125.71) non-recurrent.

For further tests shall be charged a fee depending upon the related expenses (hourly rate DM 140.00 (EURO 71.58) for more rewarding activities or DM 100.00 (EURO 51.13) for simple activities.

3.9      FEES FOR UNJUSTIFIED DISTURBANCE REPORTS BY FIRSTMARK

Provided that it turns out in the process of correction of a disturbance that FirstMark or a third party is responsible for the disturbance FirstMark shall pay a flat rate for compensating Telekom for the incurred expenses amounting to DM 200.00 (EURO 102.26) per unjustified disturbance report.

3.10     FEES FOR INFORMATION ON THE LIMITATION OF THE EXCHANGE AREA

For information on the limitation of the exchange area shall be charged DM 87.89 (EURO 44.94) per plan plus license fee.

                        "Access to the subscriber's line"


3.11     FEES FOR GROUND ENGINEERING IN CONNECTION WITH THE CARRIER'S OWN CASING

Ground engineering works in connection with the carrier's own casing (enclosure
2. item 2.2.1.1) shall be invoiced according to the incurred expenses.

3.12     FEES FOR LAYING/RE-ALIGNING THE INTERCONNECTION CABLE

FirstMark shall be charged the costs for laying/re-aligning the interconnection cable according to the incurred expenses.

                        "Access to the subscriber's line"

                                   ENCLOSURE 8

                                  INFORMATIONS

LIST OF CONTENTS


1        INFORMATION ON LOCATIONS OF MAIN DISTRIBUTORS                2

2        INFORMATION ON LIMITATIONS OF EXCHANGE AREAS                 2

                        "Access to the subscriber's line"


1        INFORMATION ON LOCATIONS OF MAIN DISTRIBUTORS

Within the framework of their legal obligations Telekom shall inform FirstMark on the locations of the Telekom-main distributors within the license area of FirstMark. This shall be done by means of an excel-file with the following columns:

-        area code

-        area network

-        exchange area number

-        denomination of exchange area

-        post code

-        place

-        street

-        house number

-        remarks

-        allocation within the price cluster for physical collocation

Further. exchange areas with complete or partial equipment with optic-fibre or ISIS shall be marked with "#" in the remarks-column.

The list shall be revised once a year and handed over to FirstMark.

Telekom does not warrant the content and correctness of the information provided.

Contact partner for any questions shall be the Center of National Sales / Licensed service providers and carrier (ZNV LDC).

2        INFORMATION ON LIMITATIONS OF EXCHANGE AREAS

For information on the limitation of the exchange areas topographic maps of the license area of FirstMark are provided. They are provided in the scale 1 : 25 000 and 1 : 50 000 in exceptional cases. The proliferation and utilisation of these maps is subject to requirements under license law. The price for providing these maps is indicated in enclosure 7. The maps contain the following indications:

-        local network area limits
-        area code
-        exchange area limit
-        location of main distributor

-        exchange area code (denomination of main distributor)

                        "Access to the subscriber's line"


The maps shall be ordered at the ZNV LDC using the relevant form according to enclosure 12 either for:

-        a local network,

-        a city. local or community area (political) or

-        locations of main distributors.

The maps shall be delivered subject to the acquisition of the license right for proliferation of the maps usually 4 weeks after arrival of the above mentioned order at the ZNV LDC.

Enquiries on the limitations of the exchange areas shall be directed at the order management office of Telekom that is responsible for the local network by telefax using the form according to enclosure 12.

                       "Access to the subscriber's line"

                                   ENCLOSURE 9

                               TRANSMISSION MODES

                                       AND

                           NETWORK COMPATIBILITY TEST

LIST OF CONTENTS

1    REQUIREMENTS FOR THE LINE INTERFACES OF SYSTEMS WHICH MAY BE
     USED AT PRESENT BY COMPETITORS IN THE ACCESS NETWORK OF TELEKOM          2

2    NETWORK COMPATIBILITY TEST                                               4

                       "Access to the subscriber's line"


1. REQUIREMENTS FOR THE LINE INTERFACES OF SYSTEMS WHICH MAY BE USED AT PRESENT BY COMPETITORS IN THE ACCESS NETWORK OF TELEKOM

1.1 GENERAL REQUIREMENTS WHICH MUST BE FULFILLED BY ALL SYSTEMS USED IN THE CONNECTION LINE NETWORK

1.1.1 Safety / operator safety

1. DIN VDE 0800, part 1,      telecommunication equipment
                              General terms, requirements and tests for the safety of plants and devices

2. DIN VDE 0800, part 3,      telecommunication equipment
                              telecommunication facilities with remote feeding

3. IEC 950 / DIN EN 60 950,   safety of facilities of information technology
                              devices

   DIN VDE 0805               including electrical office machinery as well as
   DIN EN 60 950/A2 amendment 2 of September, 1994

1.1.2 Laser safety

DIN EN 60825-1                Safety of laser facilities
                              Part 1: classification of plants, requirements and user guidelines (issue July, 1994)

DIN EN 60825-2                Safety of laser facilities
                              Part 2: safety of optic-fibre communication systems (issue July 1994)

VBG 93 Laser radiation (issue January 1993 with implementing instructions of October 1995)

Laser class:                  At accessible outlets only laser lines of
                              laser class 1 shall emerge.

1.1.3   Electromagnetic compatibility (EMC)

Radio interference voltages on unscreened symmetrically operated signalling lines

For the purpose of measuring the interference transmission interfaces that shall be used for connecting to them lines of the access or local network shall generally be connected and tested without screening.

                       "Access to the subscriber's line"

Limiting values
For lines that are operated without screening and symmetrically the limiting value curve for radio interference voltages according to table 1 is to be observed.

Table 1: Limiting values for radio interference voltages at the connection point of unscreened, symmetrically operated lines (table 3 of the draft DIN VDE 0878
Part 30/11.89)

------------------------------------------------------------------------------------------------------------
       frequency range                                             limiting values [dB(uV)]
            f[MHz]
------------------------------------------------------------------------------------------------------------
                                               quasi peak value[dB(uV)]                mean value [dB(uV)]
------------------------------------------------------------------------------------------------------------
0.01 up to 0.055                                  --                                   79 up to 66*
0.055 up to 0.15                                  --                                   66
0.15 up to 0.5                                    78                                   66
0.5 up to 1.6                                     72                                   60
1.6 up to 30.0                                    78                                   66
------------------------------------------------------------------------------------------------------------
* note:       In the frequency range 0.01 MHz up to 0.055 MHz the limiting value decreases linearly with the logarithm of the frequency.
------------------------------------------------------------------------------------------------------------

Measuring method
The measuring methods to be used are those according to ETS 300 386-1 paragraph
7.2.1 extended for the frequency range 10 kHz up to 30 MHz or alternatively the measuring methods according to DIN VDE 0877 Part 1/11.81. draft DIN VDE 0877 Part A1/02.85. DIN VDE 0878 Part 1/12.86 and Part 3/11.89 in connection with the draft standard DIN VDE 0878 Part 30/11.89.

1.2      TRANSMISSION MODES THAT MAY BE USED ON COPPER CONNECTION CABLES

1.2.1 Transmission modes that may be used without limitations on copper connection cables provided that the requirements of the relevant standards are fulfilled

==================================================================================================================
code                    gross bit-rate on     modulation rate on     transmission mode     standard
                        the line              the line
------------------------------------------------------------------------------------------------------------------
N01                     160 kbit/s            120 kbaud              4B3T                  ETR080
------------------------------------------------------------------------------------------------------------------
N02                     160 kbit/s            80 kbaud               2B1Q                  ETR080
------------------------------------------------------------------------------------------------------------------

                       "Access to the subscriber's line"


1.2.2 Transmission modes that may be used on copper connection cables with identification of the transmission mode upon placing the order and provided that the requirements of the relevant standard are fulfilled

==================================================================================================================
code            gross bit-rate on the line    modulation rate on     transmission mode     standard
                                              the line
------------------------------------------------------------------------------------------------------------------
H01             2048 kbit/s                   2048 kbaud             HDB3                  1 TR 221
------------------------------------------------------------------------------------------------------------------
H02             784 kbit/s                    392 kbaud              2B1Q (HDSL)           ETSI-TS 101135
                                                                                           version V 1.4.1
------------------------------------------------------------------------------------------------------------------
H03             1168 kbit/s                   548 kbaud              2B1Q (HDSL)           ETSI-TS 101135
                                                                                           version V 1.4.1
------------------------------------------------------------------------------------------------------------------
H04             upstream: up to 640 kbit/s    not applicable         DMT (ADSL)            ETSI 101 388 version
                useful load plus overhead                                                  V 1.1.1 without options
                according to standard                                                      in 5.1. 6.2 and 6.4
                down-stream: up to 6144
                kbit/s useful load plus
                overhead according to
                standard
------------------------------------------------------------------------------------------------------------------
H05             2320 kbit/s                   1160 kbaud             2B1Q (HDSL)           ETSI-TS 101135
                                                                                           version V 1.4.1
------------------------------------------------------------------------------------------------------------------

2.       NETWORK COMPATIBILITY TEST

2.1      GENERAL REMARKS ON THE NETWORK COMPATIBILITY TEST

In case other transmission modes are used than those described in enclosure 3 and 4 for the debunched access to the subscriber's line by means of copper double-wires a test for network compatibility is to be carried out by Telekom for assuring network safety before using these other transmission modes for the first time. This test is to assure that all transmission systems that are connected to this cable will function without any disturbances. The main task is to assure that the connection of the systems of FirstMark to the cables does not cause disturbing influences in the transmission systems of Telekom and that the requirements for EMC are fulfilled as well as to assure that operator safety with respect to supply voltages on the copper double wire is guaranteed.

Further the test will produce findings to be used in adapting planning rules.

2.2      SPECIFICATIONS

The test will be carried out in two stages:

                       "Access to the subscriber's line"

2.2.1    STAGE 1

During the first stage the test shall be carried out exclusively on the basis of the system documentation to be supplied by FirstMark.

Beside the general description of the system this documentation must contain the parts which are relevant for network compatibility.

This includes detailed information on the line interface. EMC and if applicable the supply voltages used on the lines with information on safety.

In case the transmission mode that is used is not standardised a detailed description of the line interface must follow. This description must contain information on the transmission mode that is used, impedance, the transmission rate, the coding. the transmission signal (shape, size), the power spectral density, etc.

Telekom shall check network compatibility on the basis of the information which was provided.

The procedure will take approximately 4 weeks. For the technical test shall be charged a fee according to enclosure 7.

In case network compatibility can not be verified without doubts on the basis of the documentation (e.g. because the transmission mode and its parameters are unknown or because they have not been used in the network of Telekom, yet) transfer of the procedure to stage 2 is to be agreed.

2.2.2    STAGE 2

In the second stage the network compatibility test shall be carried out by means of a network compatibility test in the real network. For this purpose FirstMark shall supply Telekom with a reasonable number of system combinations (to be agreed for each case).

Telekom shall carry out a real connection of the cables in the system combinations that are possible and measure the required signal-to-noise ratio on the basis of the valid network plan.

The procedure will take approximately 8 weeks.
For the technical test shall be charged a fee according to enclosure 7.

2.2.3    FURTHER TESTS

In case the network compatibility test shows that existing systems are influenced FirstMark shall be finally informed about that. In case FirstMark wants a continuation of the tests shall be charged a fee according to enclosure 7.

Devices that were retrofitted after a previous network compatibility test showed that they can not be used shall undergo a new network compatibility test.

2.2.4    PARTICIPATION OF THE COMPETITORS

to be agreed later

                       "Access to the subscriber's line"


2.2.5    CLEARING AGENCY

to be agreed later

                       "Access to the subscriber's line"


                                  ENCLOSURE 10

                                PROVING PROCEDURE

LIST OF CONTENTS

1        PROVING PROCEDURE                                  2

2        BEARING OF COSTS                                   3

                       "Access to the subscriber's line"


1        PROVING PROCEDURE

Principles

With respect to the proving procedure that is described in the following an agreement should be reached preferably in stage 1.

Stage 2 - the involvement of the independent agency nominated in enclosure 11
- should remain an exceptional case. Before stage 1 is completed neither of the parties shall be entitled to appeal to the independent agency.

Stage 1

In case FirstMark disputes the facts stated by Telekom for negating a debunched access or negating a bunched access FirstMark shall receive on written request within 10 working days after negation of the desired line Mondays to Fridays within the regular office hours from 7.30 a.m. till 4.30 p.m. at the contact office listed in enclosure 11. on the following working day a written statement on the subscriber's fill (filled copper double-wires ./. available copper double-wires) that exists on the part of the cable network supplying the final customer. This value shall be maximum 3 months old.

In case FirstMark does not immediately or after a maximum period of 5 working days after the arrival of the written statement at FirstMark start stage 2 by means of appealing to the independent agency or if FirstMark orders the offered bunched subscriber's line instead of the debunched subscriber's line this shall mean that FirstMark accepted the statement on the subscriber's fill and the proving procedure shall be considered completed. An appeal to the independent agency with respect this case shall be excluded.

Stage 2

In case FirstMark appeals to the independent agency within 5 working days after arrival of the statement Telekom shall be informed about the appeal immediately.

On written request of the independent agency Telekom shall inform the independent agency immediately but not later than 10 working days after arrival of the request about the facts that lead to the negation of a debunched access or of a bunched access. The proof in this respect refers to the moment when Telekom carried out the internal check of the relevant data in response to the enquiry of FirstMark.

The parties agree that FirstMark must not review the information sent to the independent agency by Telekom in connection with this issue.

The independent agency shall decide upon the existence / non-existence of the facts stated by Telekom which lead to the negation of the debunched or bunched access.

The details of the procedure at the independent agency shall be agreed with the independent agency.

                       "Access to the subscriber's line"


In case the independent agency takes a decision that grants the application of FirstMark Telekom shall implement this decision immediately but not later than 10 working days after receipt of the decision.

With respect to decisions of the independent agency the jurisdiction of a court shall be ousted.

2        BEARING OF COSTS

For the procedure as described in stage 1 FirstMark shall be charged a price of DM 20.00 (Euro 10.23).

The costs of the procedure in stage 2 shall be born by the partner that was defeated before the independent agency.

                       "Access to the subscriber's line"

                                  ENCLOSURE 11

                                 CONTACT PERSONS

LIST OF CONTENTS



1        CONTACT PERSONS                                                                  2

2        ORDERING COLLOCATION                                                             2

3        PRELIMINARY ENQUIRIES AND ORDERING ACCESS TO A SUBSCRIBER'S LINE                 2

4        ACCOUNTING                                                                       2

5        DEBUGGING                                                                        2

6        INVOICING ADDRESS OF FIRSTMARK                                                   3

7        CONTACT PERSONS AT FIRSTMARK FOR INFORMATION AND DISTURBANCE REPORTING           3

8        INDEPENDENT AGENCY                                                               3

                       "Access to the subscriber's line"

1        CONTACT PERSONS

For questions resulting from the execution of this contract please contact the Center for National Sales / Licensed service providers carriers (ZNV LDC). Enquiries shall be accepted during the usual office hours

Mondays to Thursdays 8.00 a.m. till 6.00 p.m. and Fridays 8.00 a.m. till 4.00 p.m.

Postal address:
Deutsche Telekom AG
Zentrum Nationaler Vertrieb LDC
(Center for National Sales LDC)
P.O. Box  10 19 28
40010 Dusseldorf

Phone: (0211) 62 11-46 11
Fax: (02 11) 62 11-49 63

2        ORDERING COLLOCATION

Orders of collocations shall be made in writing at the above mentioned address.

3        PRELIMINARY ENQUIRIES AND ORDERING ACCESS TO A SUBSCRIBER'S LINE

Preliminary enquiries and orders of access to a subscriber's line shall be directed in writing to the order management office of Telekom that is responsible for the relevant local network.

This information shall be provided on a data carrier (floppy disc). Any changes shall be transmitted by this means. too.

4        ACCOUNTING

Accounting for the access to a subscriber's line shall be done by the telecommunication accounting service of Telekom. invoice processing (FRD RB) of the subsidiary. FirstMark shall be informed about the account for payments by the responsible order management.

5        DEBUGGING

FirstMark shall report disturbances to Telekom at the office of Telekom that is responsible for the relevant local network.

This information shall be provided on a data carrier (floppy disc). Any changes shall be transmitted by this means. too.

                       "Access to the subscriber's line"

6        INVOICING ADDRESS OF FIRSTMARK

FirstMark Communications GmbH
attn. of LambdaNet Communications GmbH
Rechnungswesen (Accountancy)
Gunther-Wagner-Allee 13
30177 Hannover (Hanover)

7        CONTACT PERSONS AT FIRSTMARK FOR INFORMATION AND DISTURBANCE REPORTING

LambdaNet Communications GmbH
Mr Rainer Niemann
Phone: 0511/ 89977-519
Fax: 0511/ 89977-109

8        INDEPENDENT AGENCY

The regulating authority for telecommunication and post office shall fulfil the tasks of the independent agency mentioned in enclosure 10 in case it is necessary to regulate issues with respect to the utilisation of capacities or the proof of facts that lead to the negation of a debunched access.

                                  ENCLOSURE 12

                                      FORMS

LIST OF CONTENTS


1      Form           Disturbance report by FirstMark

2      Form           Report on correction of disturbance by Telekom

3      Form           Preliminary enquiry

4      Form           Order copper double wire

5      Form           Cancellation copper double wire

6      Form           Cancellation optic-fibre

7      Form           Order optic-fibre

8      Form           Order Carrier Customer Access

9      Form           Cancellation Carrier Customer Access

10     Form           Order ISIS/OPAL

11     Form           Cancellation ISIS/OPAL

12     Form           Order Collocation

13     Form           Cancellation Collocation

14     Enquiry        Exchange Area Limitation

15     Form           Additional service UGV (probably emergency power supply)
                      48 V for collocation area

16     Form           Additional service UGV 60 V for collocation area

17     Form           Additional service ventilation and air conditioning
                      equipment (RLT) for collocation area

Enclosure 12      Version: 19 November 1999                               Page 1

------------------------------------------------------------------------------------------------------------------
                                               DISTURBANCE REPORT
                                                SUBSCRIBER'S LINE
             In case this form contains incomplete or wrong information Telekom may refuse the order
------------------------------------------------------------------------------------------------------------------

TO DEUTSCHE TELEKOM AG
------------------------------------------------------------------------------------------------------------------
Subsidiary
------------------------------------------------------------------------------------------------------------------
Department
------------------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------------------
tel. no.                                                  fax no.
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK (REPORTER OF DISTURBANCE)
------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Contract number
------------------------------------------------------------------------------------------------------------------
Contact person
------------------------------------------------------------------------------------------------------------------
tel. no.                                                  fax no.
------------------------------------------------------------------------------------------------------------------
Disturbance number at FirstMark
------------------------------------------------------------------------------------------------------------------


INFORMATION ON FINAL CUSTOMER (TERMINATION)
------------------------------------------------------------------------------------------------------------------
Area code                                                 Exchange area
------------------------------------------------------------------------------------------------------------------
Line identification
------------------------------------------------------------------------------------------------------------------
Used line code if applicable
------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
Street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
location of 1st
telecommunication line unit
(TAE) if applicable
------------------------------------------------------------------------------------------------------------------
Phone no. to date
------------------------------------------------------------------------------------------------------------------
Appointment with final        Date: .........                   / / morning                      / / afternoon
customer if applicable
------------------------------------------------------------------------------------------------------------------


DESCRIPTION OF DISTURBANCE
------------------------------------------------------------------------------------------------------------------
/ /    noise
/ /    no response                                 / / no call arriving
/ /    no understanding                            / / unilateral understanding ............................
/ /    Other ...............................................................................................
 ............................................................................................................
------------------------------------------------------------------------------------------------------------------


--------------------------------------
Date, signature

------------------------------------------------------------------------------------------------------------------
                                       REPORT ON CORRECTION OF DISTURBANCE
                                                SUBSCRIBER'S LINE
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK (REPORTER OF DISTURBANCE)
------------------------------------------------------------------------------------------------------------------
Name                                                      FirstMark
------------------------------------------------------------------------------------------------------------------
Contract number (FirstMark)
------------------------------------------------------------------------------------------------------------------
Disturbance number (FirstMark)
------------------------------------------------------------------------------------------------------------------

CONTACT PERSON AT TELEKOM AG
------------------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------------------
Phone no.
------------------------------------------------------------------------------------------------------------------
Fax no.
------------------------------------------------------------------------------------------------------------------

INFORMATION ON THE DISTURBANCE REPORT AND ON THE CORRECTION OF THE DISTURBANCE
------------------------------------------------------------------------------------------------------------------
Disturbance number at Telekom
------------------------------------------------------------------------------------------------------------------
Line identification
------------------------------------------------------------------------------------------------------------------
Receipt of disturbance report at Telekom                  Date:                Time:
------------------------------------------------------------------------------------------------------------------
Moment when disturbance was corrected                     Date:                Time:
------------------------------------------------------------------------------------------------------------------
Disturbance report justified                             / / yes               / / no
------------------------------------------------------------------------------------------------------------------
Information if disturbance   .....................................................................................
report was not justified     .....................................................................................
                             .....................................................................................
                             .....................................................................................
                             .....................................................................................
                             .....................................................................................
                             .....................................................................................
                             .....................................................................................
                             .....................................................................................
                             .....................................................................................
------------------------------------------------------------------------------------------------------------------


-------------------------------------
Date, signature

------------------------------------------------------------------------------------------------------------------
                                             PRELIMINARY ENQUIRY
            In case this form contains incomplete or wrong information Telekom may refuse the order
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK
------------------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------


INFORMATION ON FINAL CUSTOMER (TERMINATION)
------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
definition of the service(s) to be
cancelled by the final customer at Telekom
if applicable
------------------------------------------------------------------------------------------------------------------
optional: detailed description of location
of 1st TAE (location of apartment, floor,
room, etc.)
------------------------------------------------------------------------------------------------------------------

INFORMATION ON THE REQUESTED PRODUCT
------------------------------------------------------------------------------------------------------------------
/ / requested product
or
/ / enquiry whether "bunched" or "debunched" implementation is possible
------------------------------------------------------------------------------------------------------------------
Carry out check of resources at other competitor         yes / /            no / /
code of transmission mode to be used if applicable             / /  / /  / /
(only for utilisation with higher bit rate)
------------------------------------------------------------------------------------------------------------------

Information on he location of the main distributor
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------


Other
------------------------------------------------------------------------------------------------------------------

 ..................................................................................................................

 ..................................................................................................................

 ..................................................................................................................

Alternative product if applicable (to be filled in by Telekom)

 ..................................................................................................................
------------------------------------------------------------------------------------------------------------------

----------------------------------------
Date, signature

------------------------------------------------------------------------------------------------------------------
                                               ORDER COPPER DOUBLE WIRE
             In case this form contains incomplete or wrong information Telekom may refuse the order
------------------------------------------------------------------------------------------------------------------
INFORMATION ON FIRSTMARK
------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FINAL CUSTOMER (TERMINATION)
------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Phone number to date
------------------------------------------------------------------------------------------------------------------
optional: detailed description of
location of 1st TAE (location of
apartment, floor, room, etc.)
------------------------------------------------------------------------------------------------------------------

ORDERED VERSION OF COPPER DOUBLE WIRE
------------------------------------------------------------------------------------------------------------------
/ /    2-wire       / /    utilisation with higher bit rate
/ /    4-wire       / /    with insertion regenerator (only if available at moment of enquiry)
Carry out check of resources at other competitor     yes  / /             no  / /
code of transmission mode to be used if applicable           / /  / /  / /
(only for utilisation with higher bit rate)
Desired date of provision
------------------------------------------------------------------------------------------------------------------

INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------
INFORMATION ON CONNECTION CONCERNING INTERCHANGE DISTRIBUTOR (7 DIGITS)
Distribution cabinet / /  / /  / /  entrance fitting:  / /  / /                             double wire: / /  / /
or KVz no.
------------------------------------------------------------------------------------------------------------------



OTHER
------------------------------------------------------------------------------------------------------------------

 ..................................................................................................................

 ..................................................................................................................

------------------------------------------------------------------------------------------------------------------

Alternative product if applicable (to be filled in by Telekom)

 ..................................................................................................................

------------------------------------------------------------------------------------------------------------------



-------------------------------------------
Date, signature

------------------------------------------------------------------------------------------------------------------
                                        CANCELLATION COPPER DOUBLE WIRE
             In case this form contains incomplete or wrong information Telekom may refuse the order
------------------------------------------------------------------------------------------------------------------
INFORMATION ON FIRSTMARK
------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FINAL CUSTOMER (TERMINATION)
------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Line identification
------------------------------------------------------------------------------------------------------------------
Phone number to date
------------------------------------------------------------------------------------------------------------------
optional: detailed description of location
of 1st TAE (location of apartment, floor,
room, etc.)
------------------------------------------------------------------------------------------------------------------

CANCELLED VERSION OF COPPER DOUBLE WIRE
------------------------------------------------------------------------------------------------------------------
/ /    2-wire       / /    utilisation with higher bit rate
/ /    4-wire       / /    with insertion regenerator
------------------------------------------------------------------------------------------------------------------
Desired date of cancellation


INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------------------------------------------
 ..................................................................................................................
 ..................................................................................................................
 ..................................................................................................................
 ..................................................................................................................
------------------------------------------------------------------------------------------------------------------



---------------------------------------------
Date, signature

------------------------------------------------------------------------------------------------------------------

                                        CANCELLATION OPTIC-FIBRE
             In case this form contains incomplete or wrong information Telekom may refuse the order

------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK

------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FINAL CUSTOMER (TERMINATION)

------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Line identification
------------------------------------------------------------------------------------------------------------------
Phone number to date
------------------------------------------------------------------------------------------------------------------
optional: detailed description of location
of 1st TAE (location of apartment, floor,
room, etc.)
------------------------------------------------------------------------------------------------------------------



CANCELLED VERSION OPTIC-FIBRE
------------------------------------------------------------------------------------------------------------------
/ /    1 Fibre                                      / /    2 fibres
Desired date of cancellation
------------------------------------------------------------------------------------------------------------------

INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place

------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------






---------------------------------------------
Date, signature

------------------------------------------------------------------------------------------------------------------

                                                 ORDER OPTIC-FIBRE
             In case this form contains incomplete or wrong information Telekom may refuse the order
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK
------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------


INFORMATION ON FINAL CUSTOMER (TERMINATION)
------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Phone number to date
------------------------------------------------------------------------------------------------------------------
optional: detailed description of
location of 1st TAE (location of
apartment, floor, room, etc.)
------------------------------------------------------------------------------------------------------------------


ORDERED VERSION OF OPTIC-FIBRE
------------------------------------------------------------------------------------------------------------------
/ /    1 fibre                                          / /      2 fibres
------------------------------------------------------------------------------------------------------------------
Desired date of provision
------------------------------------------------------------------------------------------------------------------



INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR

------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------
INFORMATION ON CONNECTION CONCERNING INTERCHANGE DISTRIBUTOR (7 DIGITS)
Distribution cabinet / /  / /  / / location of entrance fitting: / /  / /      Coupling: / /  / /
or KVz no.                     insertion panel:
------------------------------------------------------------------------------------------------------------------

OTHER

------------------------------------------------------------------------------------------------------------------
 ...............................................................................
 ...............................................................................
 ...............................................................................

 ...............................................................................
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Alternative product if applicable (to be filled in by Telekom)
 ...............................................................................
------------------------------------------------------------------------------------------------------------------


---------------------------------------------
Date, signature

------------------------------------------------------------------------------------------------------------------

                                              ORDER CCA (CARRIER CUSTOMER ACCESS)
             In case this form contains incomplete or wrong information Telekom may refuse the order

------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK

------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------


INFORMATION ON FINAL CUSTOMER (TERMINATION)
------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Phone number to date
------------------------------------------------------------------------------------------------------------------
optional: detailed description of
location of 1st TAE (location of
apartment, floor, room, etc.)
------------------------------------------------------------------------------------------------------------------

ORDERED VERSION

------------------------------------------------------------------------------------------------------------------
CCA analogue wire                              / /   CCA basic         / /   CCA primary
                                               / /   CCA basic with PCM2FA
------------------------------------------------------------------------------------------------------------------
Desired date of provision
------------------------------------------------------------------------------------------------------------------

INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------
INFORMATION ON CONNECTION CONCERNING INTERCHANGE DISTRIBUTOR (7 DIGITS)
Distribution cabinet / /  / /  / /       entrance fitting: / /  / /              double wire: / /  / /

or KVz no.
------------------------------------------------------------------------------------------------------------------

OTHER
------------------------------------------------------------------------------------------------------------------
 ...............................................................................

 ...............................................................................

 ...............................................................................

 ...............................................................................

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Alternative product if applicable (to be filled in by Telekom)
 ...............................................................................
------------------------------------------------------------------------------------------------------------------


----------------------------------------
Date, signature


------------------------------------------------------------------------------------------------------------------

                                             CANCELLATION CCA (CARRIER CUSTOMER ACCESS)
             In case this form contains incomplete or wrong information Telekom may refuse the order

------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK
------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FINAL CUSTOMER (TERMINATION)

------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Phone number to date
------------------------------------------------------------------------------------------------------------------
optional: detailed description of
location of 1st TAE (location of
apartment, floor, room, etc.)
------------------------------------------------------------------------------------------------------------------


CANCELLED VERSION
------------------------------------------------------------------------------------------------------------------
CCA analogue wire                          / /     CCA basic        / / CCA primary
                                           / /     CCA basic with PCM2FA
------------------------------------------------------------------------------------------------------------------
Desired date of cancellation
------------------------------------------------------------------------------------------------------------------

INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------




----------------------------------------
Date, signature


------------------------------------------------------------------------------------------------------------------

                                             ORDER ISIS/OPAL
             In case this form contains incomplete or wrong information Telekom may refuse the order

------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK

------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FINAL CUSTOMER (TERMINATION)
------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Phone number to date
------------------------------------------------------------------------------------------------------------------
optional: detailed description of
location of 1st TAE (location of
apartment, floor, room, etc.)
------------------------------------------------------------------------------------------------------------------

ORDERED VERSION
------------------------------------------------------------------------------------------------------------------
/ /    analogue subscriber's line
/ /    ISDN basic subscriber's line
Desired date of provision
------------------------------------------------------------------------------------------------------------------

INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------


OTHER
------------------------------------------------------------------------------------------------------------------

 ..............................................................................

 ..............................................................................

 ..............................................................................

 ..............................................................................


------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Alternative product if applicable (to be filled in by Telekom)
 ..............................................................................
------------------------------------------------------------------------------------------------------------------



---------------------------------------
Date, signature


------------------------------------------------------------------------------------------------------------------

                                             CANCELLATION ISIS/OPAL
             In case this form contains incomplete or wrong information Telekom may refuse the order

------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK
------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------

INFORMATION ON FINAL CUSTOMER (TERMINATION)

------------------------------------------------------------------------------------------------------------------
Name, first name
------------------------------------------------------------------------------------------------------------------
Street, number
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Phone number to date
------------------------------------------------------------------------------------------------------------------
optional: detailed description of
location of 1st TAE (location of
apartment, floor, room, etc.)
------------------------------------------------------------------------------------------------------------------

CANCELLED VERSION
------------------------------------------------------------------------------------------------------------------
/ /    analogue subscriber's line
/ /    ISDN basic subscriber's line
Line identification

------------------------------------------------------------------------------------------------------------------
Desired date of cancellation

------------------------------------------------------------------------------------------------------------------

INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR

------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------






---------------------------------------
Date, signature


------------------------------------------------------------------------------------------------------------------

                                                       ORDER COLLOCATION
             In case this form contains incomplete or wrong information Telekom may refuse the order

------------------------------------------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK

------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------



INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.
------------------------------------------------------------------------------------------------------------------

Information on collocation
------------------------------------------------------------------------------------------------------------------
Demand for collocation area                               Type of interchange distributor
/ /2 m 2   / /6 m 2    / /12 m 2  / /18 m 2               / / wall mounted distributor casing 95/4
                                                          / / interchange distributor cabinet 98
------------------------------------------------------------------------------------------------------------------
desired version in case the "collocation                  / / KVz 82   / / KVz 83   / / KVz 97
outdoor box" is implemented
------------------------------------------------------------------------------------------------------------------
Demand for double wires or optic-fibres in the house connection cable per product group
(according to list of product groups)
for the period of one year
product group 1  / /                         product group 4  / /
product group 2  / /                         product group 5  / /
product group 3  / /
------------------------------------------------------------------------------------------------------------------
desired date of provision
------------------------------------------------------------------------------------------------------------------

OTHER

------------------------------------------------------------------------------------------------------------------

 .................................................................................................................

 .................................................................................................................

------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
Date, signature


DATE OF RECEIPT BY ZNV LDC
------------------------------------------------------------------------------------------------------------------

 .................................................................................................................

 .................................................................................................................

------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            CANCELLATION COLLOCATION
 In case this form contains incomplete or wrong information Telekom may refuse the order

--------------------------------------------------------------------------------



INFORMATION ON FIRSTMARK
------------------------------------------------------------------------------------------------------------------
Name                          FirstMark
------------------------------------------------------------------------------------------------------------------
Client number                                             Date of order
------------------------------------------------------------------------------------------------------------------
Post code, place
------------------------------------------------------------------------------------------------------------------
Contact person                                            Office
------------------------------------------------------------------------------------------------------------------
Phone no.                                                 Fax no.
------------------------------------------------------------------------------------------------------------------
Internal reference number at FirstMark
------------------------------------------------------------------------------------------------------------------



INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
Area code                  Post code                 Place
------------------------------------------------------------------------------------------------------------------
Exchange area              Street                                            no.

------------------------------------------------------------------------------------------------------------------
Date of cancellation
------------------------------------------------------------------------------------------------------------------


OTHER

------------------------------------------------------------------------------------------------------------------

 .................................................................................................................

 .................................................................................................................

 .................................................................................................................

 .................................................................................................................

------------------------------------------------------------------------------------------------------------------




----------------------------------------
Date, signature



------------------------------------------------------------------------------------------------------------------

                                        ENQUIRY EXCHANGE AREA LIMITATION

------------------------------------------------------------------------------------------------------------------
                                                                      Date: /  /  /  /  /  /  /
------------------------------------------------------------------------------------------------------------------
Sender                                       Recipient
------------------------------------------------------------------------------------------------------------------
FirstMark                                    Deutsche Telekom AG



                                             regional order management

------------------------------------------------------------------------------------------------------------------
Fax no.                                      Fax no.
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                   Location                               Limit of exchange area between
-----------------------------------------------------------------------------------------------------
Post code      Place     Street              house no.      exchange area       house no.      exchange area
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                ADDITIONAL SERVICE UGV 48 V FOR COLLOCATION AREA
 In case this form contains incomplete or wrong information Telekom may refuse the order

-------------------------------------------------------------------------------




INFORMATION ON FIRSTMARK
--------------------------------------------------------------------------------
Name                          FirstMark
--------------------------------------------------------------------------------
Client number                                             Date of order
--------------------------------------------------------------------------------
Post code, place
--------------------------------------------------------------------------------
Contact person                                            Office
--------------------------------------------------------------------------------
Phone no.                                                 Fax no.
--------------------------------------------------------------------------------
Internal reference number at FirstMark
--------------------------------------------------------------------------------



INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
--------------------------------------------------------------------------------
Area code                  Post code                 Place
--------------------------------------------------------------------------------
Exchange area              Street                                           no.
--------------------------------------------------------------------------------



ADDITIONAL SERVICE UGV 48 V
--------------------------------------------------------------------------------
Order                                        / /
--------------------------------------------------------------------------------
Cancellation                                 / /
--------------------------------------------------------------------------------
max. power consumption (in Ampere)
--------------------------------------------------------------------------------
Number of positions for fuses in the switch box
--------------------------------------------------------------------------------
Desired date of provision
--------------------------------------------------------------------------------

OTHER

--------------------------------------------------------------------------------

 ...............................................................................

 ...............................................................................

 ...............................................................................

 ...............................................................................

--------------------------------------------------------------------------------



----------------------------------
Date, signature

CONFIRMATION OF RECEIPT CS221, AWZ
--------------------------------------------------------------------------------

 ...............................................................................

 ...............................................................................

 ...............................................................................

 ...............................................................................

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                ADDITIONAL SERVICE UGV 60 V FOR COLLOCATION AREA
 In case this form contains incomplete or wrong information Telekom may refuse the order

--------------------------------------------------------------------------------



INFORMATION ON FIRSTMARK
--------------------------------------------------------------------------------
Name                          FirstMark
--------------------------------------------------------------------------------
Client number                                     Date of order
--------------------------------------------------------------------------------
Post code, place
--------------------------------------------------------------------------------
Contact person                                    Office
--------------------------------------------------------------------------------
Phone no.                                         Fax no.
--------------------------------------------------------------------------------
Internal reference number at FirstMark
--------------------------------------------------------------------------------




INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
--------------------------------------------------------------------------------
Area code                  Post code                 Place
--------------------------------------------------------------------------------
Exchange area              Street                                     no.

--------------------------------------------------------------------------------

ADDITIONAL SERVICE UGV 60 V
--------------------------------------------------------------------------------
Order                                                / /
--------------------------------------------------------------------------------
Cancellation                                         / /
--------------------------------------------------------------------------------
max. power consumption (in Ampere)
--------------------------------------------------------------------------------
Number of positions for fuses in the switch box
--------------------------------------------------------------------------------
Desired date of provision
--------------------------------------------------------------------------------

OTHER

--------------------------------------------------------------------------------

 ...............................................................................

 ...............................................................................

 ...............................................................................

 ...............................................................................


--------------------------------------------------------------------------------


--------------------------------------
Date, signature


CONFIRMATION OF RECEIPT CS221, AWZ
--------------------------------------------------------------------------------
 ...............................................................................

 ...............................................................................

 ...............................................................................

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 ADDITIONAL SERVICE VENTILATION AND AIR-CONDITIONING UNIT (RLT) FOR COLLOCATION
                                      AREA
 In case this form contains incomplete or wrong information Telekom may refuse the order

--------------------------------------------------------------------------------

INFORMATION ON FIRSTMARK
--------------------------------------------------------------------------------
Name                          FirstMark
--------------------------------------------------------------------------------
Client number                                             Date of order
--------------------------------------------------------------------------------
Post code, place
--------------------------------------------------------------------------------
Contact person                                            Office
--------------------------------------------------------------------------------
Phone no.                                                 Fax no.
--------------------------------------------------------------------------------
Internal reference number at FirstMark
--------------------------------------------------------------------------------

INFORMATION ON THE LOCATION OF THE MAIN DISTRIBUTOR
--------------------------------------------------------------------------------
Area code                  Post code                 Place
--------------------------------------------------------------------------------
Exchange area              Street                                            no.



ADDITIONAL SERVICE VENTILATION AND AIR-CONDITIONING UNITS (RLT)
--------------------------------------------------------------------------------
Order                                          / /
--------------------------------------------------------------------------------
Cancellation                                   / /
--------------------------------------------------------------------------------
max. cooling power (in kW)
--------------------------------------------------------------------------------
Desired date of provision
--------------------------------------------------------------------------------

OTHER

--------------------------------------------------------------------------------

 ..............................................................................

 ..............................................................................

 ..............................................................................

 ..............................................................................

--------------------------------------------------------------------------------


------------------------------------------
Date, signature

CONFIRMATION OF RECEIPT CS221, AWZ
--------------------------------------------------------------------------------

 ..............................................................................

 ..............................................................................

 ..............................................................................

--------------------------------------------------------------------------------

                                    ANNEX 1

                              TECHNICAL GUIDELINE

                                    1 TR 216



                                                                                  August 1992
 --------------------------------------------------------------------------------------------------------------------------
 DEUTSCHE                                            Euro-ISDN                    FTZ
 BUNDESPOST
 TELEKOM                        Supplementary national specifications             1 TR 216

 Central telecommunications     Supply  concept  for the basic
 office (FTZ)                   connection and the primary multiplex connection

 Department G 31
 --------------------------------------------------------------------------------------------------------------------------



PRELIMINARY REMARKS

This guideline contains the supply concept for the basic connection and primary multiplex connection in the ISDN which are supplementary to the specifications of guidelines 1 TR 236 and 1 TR 237.

In this guideline, the term NT1 is used for the network termination and the term TE is used for the terminal equipment (terminal device, telecommunications system etc.).

TABLE OF CONTENTS

1        SUPPLY CONCEPT FOR THE BASIC CONNECTION
1.1      Principles
1.2      Supply powers
1.3      Supply voltages
1.4      Emergency-supply procedure
1.5      Current / time conditions of the Uko interface

2        SUPPLY CONCEPT FOR THE PRIMARY MULTIPLEX CONNECTION (PMXC)
2.1      Principles
2.2      Safety measures and earthing
2.3      Repercussions of the NT1 on the supply interface

2 enclosures

Replacement for 1 TR 211, issue April 1991 and 1 TR 216, issue March 1992.

1        SUPPLY CONCEPT FOR THE BASIC CONNECTION

This section supplements the specifications of the guideline 1 TR 236 which is based on the ETS 300 012.

1.1      PRINCIPLES

a) Operating states

EMERGENCY OPERATION

In emergency operation, the basic function of at least one telephone on the S bus, the NT1 and an intermediate regenerator (IR) which may be present must be fed from the exchange location. Telephones can also be multiple-service terminal devices with a telephone function.

The basic functions for the telephone are:

Establishment and breaking of connection, call signalling, speech and listening function.

NORMAL OPERATION

In normal operation, the NT1 and an IR which may be present must be fed from the exchange location. The S bus is fed from a power supply unit (housed in the NT1) and supplies the telephones which are connected (including multiple-service end devices with telephone part) max. 4 TE.

b) SUPPLYING THE EXCHANGE LOCATION

In the exchange location, a voltage supply with current limiting is required at the Uko interface. For further details, see item 1.3.

c) SUPPLY RANGE

The supply range is max. 1400 ohms. This is the loop resistance of the line connecting from the LT to the NT1.

d) POWER-DOWN STATE

Power-down for the inactive state is required for the terminals which are supplied remotely from the exchange location, the NT1, the IR and for the directly supplied LTs in the exchange location.

e) GALVANIC SEPARATION

The converter in the NT1 must be designed with Galvanic separation between the Uko and S interfaces.

For the separation between the 230V connection and the interface So, ETS 300 047-4 applies. Between the 230V connection and the interface UKo, EN 60 950 applies in combination with the technical delivery conditions for the NT1.

f) SWAPPING a/b

At the Uko interface, a swap between a/b must be anticipated.

g) IR

The IR taps its power supply from between the a/b lines.

The DC loop resistance up to the location of deployment of the IR is not to exceed 1000 ohms.

1.2  STATIC SUPPLY POWERS



  -------------------------------------------------------------------------------------------------------------------
                                   Normal operation                             Emergency operation
  -------------------------------------------------------------------------------------------------------------------
                                   Idle             Operation /     4)          Idle              Operation        4)
                                                    TE local operation                            TE local operation
  -------------------------------------------------------------------------------------------------------------------
  ET1

  Power to be supplied to So                  5)          5)
                                   (greater than    (greater than or            (greater than     (greater than or
                                   or equal to)     equal to) 4.5 W             or equal to)      equal to) 410 mW
                                   4.5 W                                        45 mW

  Power to be consumed at Uko                 3)          3)                        3) 6)         1) 2) 3)
   IR                              (less than or    (less than or               (less than or     (less than)  800 mW
                                   equal to)        equal to) 350 mW            equal to)
                                   50 mW                                        120 mW

                                   (less than or    (less than or               (less than or     (less than or equal
                                   equal to)        equal to) 750 mW            equal to)          to) mW
                                   75 mW                                        75 mW
  -------------------------------------------------------------------------------------------------------------------


1)   Applies for 410 mW power supplied to So
2) The value is permitted to rise to 950 mW in the case of short circuit on the S0 interface. See also note 3).
3)   See enclosure 1
4) Definitions of the operation modes and of the functions are to be specified in the technical guideline for the TE. In the case of local operation, power from So is drawn by the telephone without the interface being in the active state (info 0 at the interface).
5) The power consumption at the mains connection is permitted to be 15 VA at 220 V nominal voltage (static value).
6)   Applies at 45 mW power supply to So.

The static powers listed above must be adhered to within the voltage tolerances and for permissible drop resistors.

The measurement circuits contained in the diagrams indicate the measurement principle. The details of the measurement circuits (including their connection to Uko) are described in a special guideline for measurements on Uko.

In the case of measurements with currents in the current-limiting region, the NT1 may consume the permissible powers at Uko for the case of a short circuit at So.

1.3  SUPPLY VOLTAGES

The digital exchange for local service (ISDN) is supplied (50 V to 70 V) by the unregulated supply voltage of the exchange location's power supply in accordance with FTZ guideline 19 Pfl 1 (in future 19 TR 3). This also applies for the concentrators constructed in an exchange location.

The supply voltage for the basic connection is fed via the LT into the connection line.

The supply voltage planned for loop resistances of up to 600 ohms is the unregulated supply voltage of the power supply in the exchange location (50 to 70 V) in accordance with FTZ 19 Pfl 1 (in future FTZ 19 TR 3).

Note: In the case of a supply voltage of 50 V and higher power consumption of the NT1, as permitted for the initial deliveries and in the case of a short circuit at S0, the emergency operation for loop resistors exceeding 550 ohms is no longer guaranteed without restriction. The minimum voltage in the exchange location must thus be greater than 53 V.

For a higher loop resistance and a possible additional IR, an increased regulated supply voltage of 97 +/- 2 V must be used. On the output of the LT (U interface), the operating voltage is permitted to be as much as 3 V lower.

The LT must be able to supply an output current of at least 45 mA. Short circuits and overload at the Uko interface must not cause any destruction.

A static shutdown threshold of 50 mA+ /- 5 mA is to be planned in the LT for the supply current (for dynamics, see 1.5.4).

After switching off, the supply voltage must be switched on again at most 32 seconds later.

1.4  EMERGENCY SUPPLY PROCEDURE

To indicate the emergency-operation state, the polarity of the supply voltage at the So interface is reversed. The NT1 can switch into emergency operating state if the voltage on the 230 V connection has dropped to less than 85% of the nominal value. If the voltage on the 230 V connection is greater than or equal to 85% of the nominal value, then the NT1 must ensure normal operation.

The emergency-supply procedure allows ONE telephone which is set up as an emergency terminal to handle incoming and outgoing telephone traffic. In this state, all additional telephones plugged into the So interface are non-operable and may only take the supply power specified in 1 TR 236 from the interface.

Terminals on the So interface which get supplied by the 230 V mains can be operated without restriction (i.e. even carry telecommunications).

If in future the power value for the telephone entitled to an emergency supply in emergency operation is below 380 mW, then the emergency-supply procedure allows parallel operation e.g. with an "alarm terminal". However, the sum of the powers for both terminals must not exceed the value of 380 mW.

1.5  CURRENT / TIME CONDITIONS OF THE UKO INTERFACE

To ensure the functioning and the participation of NT1, IR and the LT in the exchange location, the requirements shown in Figures 1.5-1 to 1.5-4 must be fulfilled.

In order that the planned test procedure for the testing of the connection lines does not conflict with the switch-on conditions for the NT1, the NT1 must not switch on until the voltage on its input exceeds 18 V. The current through the NT1 is to be lower than 200 uA at a voltage of 18 V.

Note: The current must fall below this value if the supply voltage is present on the NT1 for longer than 2 minutes.

2    SUPPLY CONCEPT FOR THE PRIMARY MULTIPLEX CONNECTION (PMXC)

This section complements the specifications of the guideline 1 TR 237 which are based on the ETS 300 011.

2.1  PRINCIPLES

A)   INDEPENDENCE OF THE TRANSMISSION MEDIUM ON THE CONNECTION LINE

The supply concept of the NT-PMXC is independent of the transmission medium (symmetric copper double accumulators, glass fibres).

B)   SUPPLY OF THE NT1

The NT1 is supplied locally via a supply interface. The supply voltage on the NT1 can be between 20 V and 57 V.

C)   SUPPLY OF THE ZWRS

The ZWRs for the copper transmission system are supplied with the remote-supply facility for line upgrades 2 F from the power supply for the local exchange.

D)   SUPPLY OF THE LINE TERMINATION

The line termination is supplied by the power supply of the local exchange.

E)   EMERGENCY SUPPLY

A special emergency supply of the NT1 is not planned. Effects on the operating behaviour of the NT1 where the supply voltage falls below its minimum are described in the guideline 1 TR 217 and in the technical delivery conditions for the NT1.

2.2  SAFETY MEASURES AND EARTHING

In the supply equipment (e.g. telecommunications system or special supply device), all power-supply interfaces are to be individually protected against short circuits in the NT1 / on the interface line.

In the case of a supply voltage of 57 V, the switch-on current of the NT1 must not exceed the limiting curve shown in Figure 2.2-1. This must be tolerated by the supply source.

The NT1 must not be destroyed if the lines on the power-supply interface are switched.

The supply interface of the supply equipment must be designed with safe electronic separation from the 230 V mains in accordance with EN 60 950 so that the supply of the NT1 is effected with low voltage. In addition, ETS 300 046 also applies in principle.

The plus pole of the supply source must be connected with signal ground.

The NT1 and the sheathings of the connection cables on the interfaces S2M and UK2 as well as the sheathing of the local connection cable must be included in the potential equalisation of the terminal equipment.

The FBO 16 provides for those cases in which the sheathing of the local connection cable is to be included in the potential equalisation of the building.

The protective ground wire of the power supply of the terminal equipment may be used as a "functional earth" and must be included in the potential equalisation (see also ETS 300 046 regarding the dimensioning of the protective ground wire). Inversely, the "earth" of the local connection cable must not be used as a protective earth.

2.3  REPERCUSSIONS OF THE NT1 ON THE SUPPLY INTERFACE IN THE LF RANGE

The repercussions on the supply interface must not exceed the values of Enclosure 3 of the 19 Pfl 1 (IN FUTURE curve 2 shown in Figure 2 of the FTZ guideline 19 TR 3).

                                                        Attachment 1 to 1 TR 216

This attachment provides clarification and background information on the 1 TR 216 which are of an either temporary nature or fundamental kind.

1    STATIC SUPPLY POWERS OF NT1 AND IR

On account of the higher than planned power consumption of the integrated circuits employed, the following power-consumption values which deviate from 1 TR 216 are allowed temporarily. These values are only partially taken into consideration in the supply concept and can lead to faulty behaviour if several worst-case conditions occur simultaneously. This applies especially to full utilisation of the maximum supply range of 1400 ohms.



                  ----------------------------------------------------------------------------------------------
                  Normal operation                                 Emergency operation
                  ----------------------------------------------------------------------------------------------
                  Idle                     Operating               Idle                  Operating
                  NT1                      less than or            less than or          less than or
                  less than or             equal to                equal to              equal to
                  equal to mW              450 mW                  180 mW                950 mW
                  ----------------------------------------------------------------------------------------------


In the case of a short circuit at S0, the power consumption of the NT1 is permitted to be up to 1050 mW.

2    SWITCHING TO EMERGENCY OPERATION FOR THE EXTENDED PASSIVE BUS

For this configuration, the operating voltage (normal operation) is permitted to be below 32 V (up to 24 V), which depends on the number of TEs connected. If in this state a switchover takes place to emergency operation, then a reliable further operation of an existing connection is not always possible because the NT1 cannot make available the necessary power for the charging the TE input capacitor (to greater than or equal to 34 V) AND the necessary operating power. The actual behaviour is dependent on several independent factors which do not enable worst-case planning for the supply concept. For this reason, the potential faulty behaviour is tolerated.

EMERGENCY OPERATION

U = 50 V WITH CURRENT LIMITED TO 45 mA

1. THE TESTS MUST BE PERFORMED WITH AN ALARM SIGNAL AT UKO AND THE SUPPLY VOLTAGE BEING SWITCHED ON SIMULTANEOUSLY OR IMMEDIATELY AFTER.
2.   AFTER 1.5 SECONDS, THE CURRENT MUST BE LOWER THAN 45 mA.

FIGURE 1.5-1 TEST WITH LOW SUPPLY VOLTAGE

IR EMULATION                                 NT EMERGENCY OPERATION

U = 92 WITH CURRENT LIMITED TO 45 mA

IF A VOLTAGE VALUE OF 28 V IS REACHED ON THE Uko INPUT OF THE NT, THE VOLTAGE MUST NOT SUBSEQUENTLY FALL BELOW THIS VALUE.

FIGURE 1.5-2 TEST WITH INCREASED SUPPLY VOLTAGE AND IR EMULATION

NT EMULATION

U = 92 V WITH CURRENT LIMITED TO 45 mA

REQUIREMENTS:

1. THE TESTS MUST BE PERFORMED WITH AN ALARM SIGNAL AT Uko AND SIMULTANEOUS OR SUBSEQUENT SWITCHING ON OF THE SUPPLY VOLTAGE.
2.   AFTER 1.5 SECONDS, THE CURRENT MUST BE LOWER THAN 0.45 mA.
3. IF THE VOLTAGE ON THE Uko INPUT OF THE IR HAS REACHED 50 V, IT MUST NOT SUBSEQUENTLY FALL BELOW THIS VALUE.
4. THE STATIC POWER CONSUMPTION AT Uko FOR VOLTAGES less than 45 V MUST NOT EXCEED 1 mA.

FIGURE 1.5-3 TEST IR WITH NT EMULATION

REQUIREMENTS:

1. SUPPLY CIRCUITS WITH FIXED CURRENT LIMITING TO BETWEEN 45 AND 55 mA MUST SUPPLY A CURRENT GREATER THAN OR EQUAL TO 45 mA FOR AT LEAST 1.5 SECONDS (MEASUREMENT WITH SHORT CIRCUIT AT Uko) BEFORE SWITCHING OFF THE SUPPLY VOLTAGE.

     OR

2. SUPPLY CIRCUITS WITHOUT CURRENT LIMITING OR WITH CURRENT LIMITING TO GREATER THAN 55 mA MUST NOT SWITCH OFF THE SUPPLY VOLTAGE WHEN THE TEST CIRCUIT IS SWITCHED ON.

FIGURE 1.5-4 REQUIREMENTS PLACED ON THE SUPPLY CIRCUIT IN THE EXCHANGE LOCATION AND SIMILAR FACILITIES

LIMITING VALUES FOR SWITCH-ON CURRENTS IN DC AND AC DISTRIBUTION NETWORKS

It = SWITCH-ON CURRENT (INSTANTANEOUS VALUES)
Im = MAXIMUM STEADY INPUT CURRENT (FOR AC: RMS)

THE MAXIMUM INPUT CURRENT, WITH RESPECT TO THE NOMINAL VOLTAGE REGION OF THE SOURCE, MUST BE USED. DEPENDING ON THE DEVICE TYPE, THIS INPUT CURRENT CAN FLOW AT MINIMUM OR MAXIMUM INPUT VOLTAGE.

In = FUSE NOMINAL VALUE => 2 X Im

CURRENT SENSOR 1)

SOURCE

SWITCH

NOMINAL LOAD

TEST

CAPACITOR BATTERY (C1 ONLY FOR DC)

STORAGE OSCILLOSCOPE

1) IF THE CURRENT SENSOR IS A RESISTOR, THE VALUE OF THE RESISTOR R MUST BE REDUCED BY THE RESISTANCE OF THE CURRENT SENSOR. THE SAME APPLIES FOR THE INTERNAL RESISTANCE OF THE SOURCE.
2)   FUSE EMULATIONS



 -----------------------------------------------------------------------------------------------------------------
  (A)                 In less than 0.3       0.3 less than In    0.6 less than       In less than 1.5
                                             less than or        In less than 1.5
                                             equal to 0.6
 -----------------------------------------------------------------------------------------------------------------
 R (ohms)             7                      3                   1.0                 0.3
 -----------------------------------------------------------------------------------------------------------------
 L (pH)               200                    100                 50                  20
 -----------------------------------------------------------------------------------------------------------------



FIGURE 2.2-1 LIMITING VALUES FOR SWITCH-ON CURRENT SURGES IN 48 V AND 60 V DC DISTRIBUTION NETWORKS.

                                     ANNEX 2

                               TECHNICAL GUIDELINE

                                    1 TR 220



                                                                                                        August 1991
 ---------------------------------------------------------------------------------------------------------------------
         Deutsche Bundespost                         Technical Guideline                             FTZ
               TELEKOM

 Central  telecommunications                 Specification of the ISDN interface
 office (FTZ)                                            Uko Layer 1                                 1 TR 220

 Department N 13

 ---------------------------------------------------------------------------------------------------------------------


Preliminary remarks

This guideline contains the specification for the interface Uko between exchange location and network termination in the ISDN.



                               Table of Contents:

1        General
2        Line signal
2.1      Physical properties
2.2      Logical features
3        Procedures on activation and deactivation
3.1      Alarm procedure
3.1.1    The alarm and acknowledgement signal
3.1.2    Procedure on the side giving the alarm
3.1.3    Procedure on the side activated by the alarm
3.1.4    The alarm procedure as a function of time
3.1.5    Requirements placed on the receiver of the alarm signal
3.2      The course of the procedures
4        Remote supply
5        Electrical effects
5.1      Permissible surge voltage at Uko in the exchange (LT)
5.2      Permissible surge voltage at Uko at the location of the subscriber (NT)
         or intermediate regenerator (IR)
5.3      Static electricity on Uko
5.4      Effects of high voltage and effects of electric railways
5.5      Mains contact
6        Specifications on the transmission line
6.1      Cable parameters
6.2      Crosstalk properties
6.3      Unsymmetrical attenuation
6.4      Interference-suppression covering


Replacement for issue 03 / 87

                                                      Continued on pages: 2 - 10
                                                              Enclosures: 1 - 16

FTZ 1 TR 220                          Page 2                        August 1991
-------------------------------------------------------------------------------

1        GENERAL

The following specifications apply for transmission systems deployed on copper wires of subscriber connection cables and which enable the basic connection to the ISDN with a net bit rate of 144 kbit/s.

The transmission system must transmit the functions specified in Figure 1. The transmission procedure is a two-wire transmission procedure with directional separation by means of echo compensation.

2        LINE SIGNAL

2.1      PHYSICAL PROPERTIES

- Step speed: 120 kbaud +/- 1 ppm
This specification applies for synchronous operation with clock supply from the digital exchange.

- Permissible sinusoidal input jitter on the NT and on the exchange end of the
IR: See Figure 2

- Intrinsic jitter

The jitter measured with a high-pass filter of limiting frequency 30 Hz must not exceed 0.02 UIss. The output jitter measured without a high-pass filter must not exceed 0.1 UIss.

- Jitter transmission function
Where possible, the jitter on the receiver input of the LT should remain at the same value transmitted by the transmitter output of the LT. For this reason, in the frequency range between 3 Hz and 30 Hz, the jitter transmission function of the NT and of the IR must not exceed the limit values of +/- 1 dB.

- Transmission amplitude, measured on 150 ohms:
Peak value of a single pulse                                  2 V +/- 10 %
Maximum amplitude of the encoded transmission signal          4 V

- Instability of the transmission amplitude, a maximum of 1 % within 1 minute.

- Pulse shape on the transmitter output on termination with 150 ohms:
-
The spectral requirements shown in Figure 3 and the pulse shape shown in Figure 4 must be fulfilled.

For the measurement of the pulse shape, the facility of transmitting single pulses at a spacing of 1 ms must be available for all devices.

- Reception amplitude range: +/- 4 V to +/- 15 mV
(measured without an own transmission signal)

FTZ 1 TR 220                          Page 3                        August 1991
-------------------------------------------------------------------------------

- Internal resistance on the a/b terminals: 150 ohms
Reflective attenuation against 150 ohms real:
The limit values must not fall below the values shown in the limit-value curve in Figure 5.

- Unsymmetrical attenuation
In the frequency range 5 kHz to 1 MHz, the unsymmetrical attenuation of the devices at the Uko interface must not fall below the limit values of the limit-value curve shown in Figure 5.

- Transmission range and receiver properties
The transmission range of systems on the Uko interface is to fulfil the following conditions on cables commensurate with Section 6 and having an interference-suppression covering in accordance with Figure 18 and a bit-error rate of less than or equal to 10-7: equal to or greater than 4.2 km for cables with 0.4 mm wire diameter and equal to or greater than 8.0 km for cables with
0.6 mm wire diameter.

Without interference-suppression covering, the following ranges are to be aimed at under otherwise equivalent conditions:
equal to or greater than 5 km for cables with 0.4 mm wire diameter and equal to or greater than 10 km for cables with 0.6 mm wire diameter.

With an interference-suppression covering of 25 uV / Hz, a deactivation of the Uko interface in accordance with the guideline FTZ 1 TR 210 must be possible.

2.2      LOGICAL FEATURES

2.2.1    FRAME STRUCTURE

Frame structure: See Figure 7
Frame duration: 120 ternary steps (= 1 ms)

Contents of one frame:

- 122 bits of scrambled and
encoded B+B+D data: 108 steps (Ti)

- non-scrambled
 ternary synchronising word: 11 steps (SW1, SW2)

- non-scrambled ternary
service data: 1 step (M1, M2)

FTZ 1 TR 220                          Page 4                        August 1991
-------------------------------------------------------------------------------

B+B+D data:

The 108 ternary symbols of the B+B+D data are divided into four equivalently-structured groups. Each of the groups of 27 ternary symbols corresponds to one block with 36 binary bits (see Figure 8). The composition of this block is

Data:               B1 + B2 + D + B1 + B2 + D
Number of bits:     8  + 8  + 2 +       8  + 8  + 2

Synchronising word (SW)            (see Figure 7):

From the exchange location to the subscriber:

SW1                 +    +    +    -    -    -    +    -    -    +    -

Position
in the frame:       110  111  112  113  114  115  116  117  118  119  120


From the subscriber to the exchange location:

SW2                 -    +    -    -    +    -    -    -    +    +    +

Position
in the frame:       50   51   52   53   54   55   56   57   58   59   60

At the U interface on the subscriber's end of the connection line (NT1 and exchange-location side of the IR), SW1 and SW2 are 60 steps out of phase with one another (see Figure 9).

The synchronising word has the purpose of obtaining the frame clock. If the position of the SW in the reception signal does not correspond 60 - 200 times in a row with the current frame, a resynchronisation is initiated.

Service data (1 kbaud):

From the exchange location to the subscriber (from the LT to the NT):
Position in the frame:   85

From the subscriber to the exchange location (from the NT to the LT):
Position in the frame:   25

The service data are employed for switching test loops and for reporting transmission errors.

FTZ 1 TR 220                          Page 5                        August 1991
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
Meaning                      Encoding                                Transmission direction
-------------------------------------------------------------------------------------------------------
Idle state                   0                                       all

Loop 2 in the NT             "Permanent +"           1)              From the LT to the NT
Loop 4 in the IR             "Permanent + 0 change"  1)              From the LT to the IR

Frame error       2)         "+"                                     to the LT or IR

Transparent data                                                     all
logical "0"                  "-"   3)

Transparent data                                                     all
logical "1"                  "0" or "+"
(idle state)
-------------------------------------------------------------------------------------------------------


1) The loop is to be switched when the encoding is recognised for a duration of 8 steps. It is opened if 8 successive 0 polarity values are recognised or on deactivation.

2) A single code infringement or multiple code infringements by exceeding RDS or an impermissibly long sequence of 0 polarity within one frame causes the initiation of frame-error recognition (see Figure 10).

3) For transmission of negative polarity, a requested transmission of positive polarity is suppressed.

         The use of the transparent channel will be specified uniformly at a later date.

2.2.2    ENCODING

In each case, 4 bits of the binary data stream are combined into 3 steps of the ternary line signal (4B3T encoding).

The encoding is performed in accordance with the rules of the MMS43 code which contains 4 alphabets. The leftmost bit in the table is the first arriving bit of the binary data stream. Accordingly, the leftmost symbol of the ternary signal is the first to be transmitted onto the line.

Depending on the sum over the three elements of a ternary code word, the ternary word of a certain alphabet is to be used for the next 4 bits of the binary data stream. The table specifies the next alphabet to be used after every ternary code word.

The running digital sum (RDS) is calculated in the decoder and serves the purpose of error detection.

FTZ 1 TR 220                          Page 6                        August 1991
-------------------------------------------------------------------------------



                    S1               S2              S3               S4
      t >          t >
     0001          0-+    1         0-+   2         0-+    3         0-+    4
     0111          -0+    1         -0+   2         -0+    3         -0+    4
     0100          -+0    1         -+0   2         -+0    3         -+0    4
     0010          +-0    1         +-0   2         +-0    3         +-0    4
     1011          +0-    1         +0-   2         +0-    3         +0-    4
     1110          0+-    1         0+-   2         0+-    3         0+-    4
-----------------------------------------------------------------------------
     1001          +-+    2         +-+   3         +-+    4         ---    1
     0011          00+    2         00+   3         00+    4         --0    2
     1101          0+0    2         0+0   3         0+0    4         -0-    2
     1000          +00    2         +00   3         +00    4         0--    2
     0110          -++    2         -++   3         -++    2         --+    3
     1010          ++-    2         ++-   3         +--    2         +--    3
     1111          ++0    3         00-   1         00-    2         00-    3
     0000          +0+    3         0-0   1         0-0    2         0-0    3
     0101          0++    3         -00   1         -00    2         -00    3
     1100          +++    4         -+-   1         -+-    2         -+-    3


A received 3T block 000 is decoded into the 4B block 0000.

Table 1: MMS43 code

SCRAMBLER

The binary data stream is scrambled with a polynomial of 23 bits in length. The polynomial of the scrambler is as follows:

x-23 + x-18 + 1           in the NT and on the exchange-location side of the IR

x-23 + x-5 + 1            in the LT, in the BAMX and on the NT side of the IR

Figure 11 shows an example for the technical realisation of the scrambler.

DESCRAMBLER

On the receiving end, the binary data stream derived from the ternary signal is multiplied by a polynomial so as to recover the original data.

FTZ 1 TR 220                          Page 7                        August 1991
-------------------------------------------------------------------------------

The polynomial is as follows:

x-23 + x-18 + 1           in the LT, in the BAMX and on the NT side of the IR

and

x-23 + x-5 + 1            in the NT and on the  exchange-location  side of the
                          IR. Apart from that, in the LT at loop 1, in the BAMX at loop 5 and in the IR at loop 4.

Figure 12 shows an example of the technical realisation of the descrambler.

3        PROCEDURES ON ACTIVATION AND DEACTIVATION

3.1      ALARM PROCEDURE

(See also guideline FTZ 1 TR 210 activation / deactivation)

3.1.1    THE ALARM AND ACKNOWLEDGEMENT SIGNAL

The alarm procedure causes the idle device parts to switch on and the start procedure to begin. Following recognition, a transmitted alarm signal is acknowledged by the remote / distant line interface using the same signal shape. This alarm and acknowledgement signal (INFO U1W, INFO U2W) consists of the (ternary) pulse sequence transmitted 16 directly successive times.

+ + + + + + + + - - - - - - - -

The alarm signal has a basic frequency of 7.5 kHz +/- 100 ppm and a duration of 256 step intervals = 2.133 ... ms. The shape and amplitude of the individual pulses are in keeping with Section 2.1.


3.1.2    PROCEDURE ON THE SIDE GIVING THE ALARM

After transmission of the alarm signal, the side giving the alarm waits for the acknowledgement signal; the alarm signal is repeated after the time TU13 or TU14 if the acknowledgement has not been recognised beforehand. The repetition is different for LT and NT (see Table 2).

If the alarm signal interpreted as an acknowledgement signal is recognised, then a possible repetition of this signal is waited for immediately thereafter (this occurs if two alarm signals concur). The start procedure begins after a delay of TU7 or TU1O following recognition of the acknowledgement if such a repetition is not recognised beforehand (see Figure 3 and Table 2).

FTZ 1 TR 220                          Page 8                        August 1991
-------------------------------------------------------------------------------

However, if such a repetition is recognised, this signal is interpreted as "alarm" and all reactions to this signal now take place in accordance with
Section 2.1.3 (i.e. the side giving the alarm passes to the state "activated by alarm").

3.1.3    PROCEDURE ON THE SIDE ACTIVATED BY THE ALARM

After recognition of an alarm signal, the acknowledgement alarm signal is transmitted. Then, a possible repetition of the alarm signal is waited for (this occurs in the case of interference to the acknowledgement reception). The start procedure begins after a delay of TU7 or TU1O following recognition of the alarm signal if such a repetition is not recognised beforehand. However, if such a repetition is recognised, all procedures on the side activated by the alarm are repeated.

3.1.4    THE ALARM PROCEDURE AS A FUNCTION OF TIME



                                                      LT                     NT
Duration of the alarm signal
INFO U1W and INFO U2W
                                                   2.133 ms               2.133 ms

Repetition period of the
alarm signal
                                                TU13 = 12.0 ms          TU13 = 6.0 ms

Initial delay                                    TU7 = 7.0 ms           TU7 = 13.0 ms


Table 2: Times for the alarm procedure

3.1.5    REQUIREMENTS PLACED ON THE RECEIVER OF THE ALARM SIGNAL

An alarm or acknowledgement signal must be recognised if 14 input-signal edges of the same direction are recognised as shown in Figure 14 in uninterrupted succession and edges occur after the required period duration for a time of
0.38 ms ... 0.55 ms.

3.2      THE COURSE OF THE PROCEDURES

See guideline FTZ 1 TR 210, activation / deactivation.

4        REMOTE SUPPLY

See guideline FTZ 1 TR 211, supply concept for the basic connection.

The load fluctuations occurring during activation must not interfere with the activation procedure.

FTZ 1 TR 220                          Page 9                        August 1991
-------------------------------------------------------------------------------

5        ELECTRICAL EFFECTS

5.1      PERMISSIBLE SURGE VOLTAGE AT Uko IN THE EXCHANGE (LT)

A transverse voltage between the a-wire and the b-wire of up to 0.8 kV, normal wave 1.2 / 50 us with internal resistance 38 ohms (see Figure 15) must not cause the destruction of components.

A longitudinal voltage of the a-wire and b-wire with respect to ground of up to
1.5 kV, normal wave 10 / 700 us with internal resistance 40 ohms must not cause the destruction of components.


5.2 PERMISSIBLE SURGE VOLTAGE AT Uko ON THE SUBSCRIBER SIDE (NT) OR AT THE INTERMEDIATE REGENERATOR (IR)

A transverse voltage between the a-wire and the b-wire of up to 0.8 kV, normal wave 1.2 / 50 us with internal resistance 38 ohms (see Figure 15) must not cause the destruction of components.

A longitudinal voltage of the a-wire and b-wire with respect to ground of up to 2 kV, normal wave 10 / 700 us with internal resistance 40 ohms must not cause the destruction of components.


5.3      STATIC ELECTRICITY ON Uko

Discharges of static electricity on the a-wire or b-wire of the subscriber connection line to ground of up to 12 kV must not cause the destruction of components. Evidence of this must be given using the measurement procedure specified in the guideline FTZ 12 TR 1, Part 30.

5.4      EFFECTS OF HIGH VOLTAGE AND EFFECTS OF ELECTRIC RAILWAYS

Longitudinal voltages of up to 65 Veff, 16 2/3 Hz or 50 Hz, must not interfere with the information transmission. The longitudinal currents which occur in this case are less than 3 A.

For an additional longitudinal voltage of up to 25 Veff, 16 2/3 Hz or 50 Hz, a short to ground on the subscriber side must not cause damage of components.

Brief longitudinal voltages of less than 0.2 s duration and of values up to 300 Veff, 16 2/3 Hz or 50 Hz, must not cause damage to components or cause significant interference with operation, e.g. the breaking of the connection.

(See DIN VDE 0228 Part 1)

FTZ 1 TR 220                          Page 10                       August 1991
-------------------------------------------------------------------------------

5.5      MAINS CONTACT

The contact of a wire with the mains (230 Veff, 50 Hz) must not give rise to the danger of fire.

6        SPECIFICATIONS ON THE TRANSMISSION LINE

The following specifications are made as unfavourable values.

6.1      CABLE PARAMETERS

The following parameters are specified in the definition of the Uko.



Line diameter   Cable lay          Line insulation          Type of     R' ohms/km        C' nF/km at
mm                                                          circuit                       800 Hz
                StIII type lg.     Paper                    Physical    267.9             33.9
0.4             StIII type Bd.     "                        "           267.9             39.0
                StIII              Full polyethylene        "           267.9             43.9
                StIII type gef.    "                        "           267.9             45.5

                StIII type lg.     Paper                    "           119.4             36.9
0.6             StIII type Bd.     "                        "           119.4             38.1
                StIII              Cell polyethylene        "           119.4             37.5
                StIII type gef.    Full polyethylene        "           119.4             47.5

                StIII              Paper                    "           67.2              37.2
0.8             StIII              Cell polyethylene        "           67.2              37.8
                DM                 Paper                    "           67.2              35.8


G'       =        0
L'       =        0.7 mH / km

TABLE 3: CABLE PARAMETERS

6.2      CROSSTALK PROPERTIES

See Figure 16.

6.3      UNSYMMETRICAL ATTENUATION

See Figure 17.

6.4      INTERFERENCE-SUPPRESSION COVERING

See Figure 18.

                                                                     ENCLOSURE 1

                  NT1              LT

                                   B1 CHANNEL       *)

                                   B2 CHANNEL       *)

                                   D CHANNEL        *)

                                   BIT CLOCK        **)

                                   WORD CLOCK       **)

                                   SUPPLY

                                   ACTIVATION

                                   DEACTIVATION

                                   LOOP CONTROL

                                   CODE-ERROR ACKNOWLEDGEMENT

*)       INDEPENDENT OF BIT ORDER

**) THE SYNCHRONOUS NETWORK CLOCK FROM THE LT TO THE NT MUST BE LOOPED AT THE SUBSCRIBER SIDE FOR THE TRANSMISSION DIRECTION NT ---> LT.

FIGURE 1:

FUNCTION OF THE TRANSMISSION SYSTEM BETWEEN LT AND NT

                                                                     ENCLOSURE 2

                              JITTER AMPLITUDE (PP)

                                     20 dB / DECADE

                                            JITTER FREQUENCY

FIGURE 2:
PERMISSIBLE SINUSOIDAL INPUT JITTER

                                                                     ENCLOSURE 3

TRANSMISSION SPECTRUM AT THE U INTERFACE

     MEASUREMENT BANDWIDTH: 9 KHZ

                 5 dB / DECADE

FIGURE 3: MAXIMUM SPECTRUM OF THE TRANSMISSION SIGNAL AT THE U INTERFACE

                                                                     ENCLOSURE 4

FIGURE 4: PULSE SHAPE FOR A SINGLE PULSE

                                                                     ENCLOSURE 5

FIGURE 5: REFLECTIVE ATTENUATION AT THE A/B TERMINALS

                                                                     ENCLOSURE 6

                                           5 dB / DECADE

FIGURE 6: UNSYMMETRICAL ATTENUATION AT THE a/b TERMINALS

                                                                     ENCLOSURE 7

FIGURE 7: FRAME STRUCTURE T1 ... T8: B + B + D DATA (TERNARY)
                                   M1. M2: SERVICE DATA (TERNARY)
                                   +,-: SYNCHRONISING WORD

                                                                     ENCLOSURE 8

FIGURE 8: POSITION OF THE ENCODED B + B + D DATA IN A TERNARY GROUP OF 27

                                                                     ENCLOSURE 9

                                                                 LT TRANSMITTING

                                                                    NT RECEIVING

                                                                 NT TRANSMITTING

                                                                    LT RECEIVING

FIGURE 9: PHASE DIFFERENCE BETWEEN THE SYNCHRONISING WORDS SW1 AND SW2

                                                                    ENCLOSURE 10

                                                                     FRAME ERROR

FIGURE 10: SIGNALLING OF FRAME ERRORS

SCRAMBLER IN THE NT

SCRAMBLER IN THE LT

FIGURE 11: SCRAMBLERS

                                                                    ENCLOSURE 11

DESCRAMBLER IN THE LT

DESCRAMBLER IN THE NT

FIGURE 12: DESCRAMBLERS

                                                                    ENCLOSURE 12

INFO U1W, INFO U2W = ALARM / ACKNOWLEDGEMENT SIGNAL

ALMR = ALARM RECOGNITION
ACKR = ACKNOWLEDGEMENT RECOGNITION
S = START PROCEDURE (INFO U2 AND INFO U1A)

FIGURE 13: ALARM PROCEDURE AT THE UKO

                                                                    ENCLOSURE 13

                    MUST BE ACTIVATED

                    MUST NOT BE ACTIVATED

                                                            WQ - SIGNAL DETECTED

FIGURE 14: ACTIVATION OF THE ALARM-SIGNAL RECEIVER FOR A RECTANGULAR INPUT
SIGNAL

                                                                    ENCLOSURE 14

FIGURE 15: NETWORKS FOR DETERMINING OVERVOLTAGE PULSES

                                                                    ENCLOSURE 15

FIGURE 16: CLOSE CROSSTALK

                                                           AVERAGES NEBENVIERER1

                                                              AVERAGES IMVIERER2

FIGURE 17: UNSYMMETRICAL ATTENUATION


-----------------
1  German
2  German

                                                                    ENCLOSURE 16

INTERFERENCE-SUPPRESSION COVERING ON UKO

                                     ANNEX 3

                               TECHNICAL GUIDELINE

                                    1 TR 221

TECHNICAL GUIDELINE

1 TR 221

ISDN PRIMARY MULTIPLEX CONNECTION

SPECIFICATION OF THE INTERFACE UK2

LAYER 1

PUBLISHER

Deutsche Telekom AG

RESPONSIBLE

Deutsche Telekom AG
Technology Centre Darmstadt
Department EK43
PO Box 10 00 03
D-64276 Darmstadt
Germany

ORDERING DETAILS

KNr               MNr

KBez 1 TR 221
Issue February 1996
Copying and reproduction prohibited

ADDRESS FOR ORDERING

Deutsche Telekom AG
Wiesbaden Division
ZDV, Central Drawing and Print Sales
PO Box 24 29
D-65014 Wiesbaden
Germany

PRELIMINARY REMARKS

This guideline contains the specification for the interface UK2 of the ISDN primary multiplex connection via copper connection lines.

ISSUE REMARK

Issue only by the technology-centre department responsible; Forwarding and / or reproduction not permitted.

TABLE OF CONTENTS

1.       INTRODUCTION                                                 3

2.       FEATURES OF THE INTERFACE                                    4
2.1      Transmission properties                                      4
2.2      Remote supply                                                4
2.3      Bit rate                                                     4
2.4      Line code                                                    4
2.5      Clock supply                                                 4

3.       ELECTRICAL PROPERTIES                                                5
3.1      Transmission interface UK2 outgoing                          5
3.1.1    Signal at UK2 outgoing                                       5
3.1.2    Reflective attenuation at UK2 outgoing                       5
3.1.3    Unsymmetrical attenuation at UK2 outgoing                            5
3.1.4    Jitter at UK2 outgoing                                               5
3.2      RECEIVER INPUT UK2 INCOMING                                  5
3.2.1    Dynamics at UK2 incoming                                     5
3.2.2    Reflective attenuation at UK2 incoming                       6
3.2.3    Unsymmetrical attenuation at UK2 incoming                    6
3.2.4    Maximum jitter at UK2 incoming                               6

4.       PROTECTIVE MEASURES                                          6

ANNEX A  CONNECTION CONFIGURATION FOR THE PRIMARY MULTIPLEX CONNECTION

ANNEX B  TOLERANCE SCHEME FOR THE TRANSMISSION SIGNAL AT UK2 OUTGOING

ANNEX C  ATTENUATION CURVE FOR SYMMETRICAL LOCAL CONNECTION CABLES

INTRODUCTION

This guideline describes the functional and electrical features of the UK2 interface for the ISDN primary multiplex connection. The connection between the network termination device NTPM (NT1) and the line termination device (LT) is realised by means of the UK2 interface. In the case of long connection lines, intermediate regenerators are deployed.


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                                     Page 4

Annex A shows the assignment of the UK2 interface in the connection-line network.

The range of the transmission line is determined by the maximum permissible field attenuation. This is in the range between 0 dB to 40 dB for a frequency of 1024 kHz.

FEATURES OF THE INTERFACE

TRANSMISSION PROPERTIES

The UK2 interface enables transmission independent of the bit order of 2.048 Mbit/s data signals on two symmetrical copper twin wires in accordance with ITU-T G.703.

Here, one symmetrical copper double accumulator is used for each of the two transmission directions (simplex operation). The switching / mix-up of the wires of one transmission direction must not lead to any interference (UK2 incoming/a switched with UK2 incoming/b).

Repeaters must be used for connection to the transmission line.

REMOTE SUPPLY

An intermediate regulator (IR) which may be present is supplied remotely from the line termination device via the UK2 interface with the aid of a phantom circuit. Here, a maximum remote supply of 200 V (in the case of a fault up to 240 V) must be assumed. The requirements listed in the EN 60 950 must be taken into account.

BIT RATE

The nominal bit rate is 2048 kbit/s +/- 50 ppm.

LINE CODE

A HDB3 code is used in accordance with ITU-T G.703.

CLOCK SUPPLY

The clock is to be derived from the digital signal received at the UK2 incoming interface.


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                                     Page 5


ELECTRICAL PROPERTIES

TRANSMISSION INTERFACE UK2 OUTGOING

SIGNAL AT UK2 OUTGOING

Transmission pulses with an approximately sinusoidal waveform are sent via the UK2 outgoing interface. The tolerances for the amplitude and shape of the pulses at the UK2 outgoing interface, which is terminated with 130 ohms real, are specified in Annex B. Annex B applies for a bipolar signal with a random sequence of binary values 1 and 0. The standardised value A = 1, i.e. instantaneous voltage value measured at the phase position 90(degree), is to be
2.36 Vso +/- 10%.

REFLECTIVE ATTENUATION AT UK2 OUTGOING

The reflective attenuation of the impedance of the UK2 outgoing interface is to be > 16 dB against a resistance of 130 ohms real. The reflective attenuation is to be measured selectively using a measurement signal in the frequency range 100 kHz to 950 kHz. In the process, the level of the measurement signal at the UK2 outgoing interface must not exceed -10 dBm. The requirements placed on the reflective attenuation must be fulfilled for AIS and QZF3 215-1 as a transmission signal.

UNSYMMETRICAL ATTENUATION AT UK2 OUTGOING

The unsymmetrical attenuation at the UK2 outgoing interface is to exceed 35 dB at 1 MHz.

JITTER AT UK2 OUTGOING

The jitter requirements placed on the UK2 outgoing interface are to be found in the technical delivery conditions of the corresponding devices.

RECEIVER INPUT UK2 INCOMING

DYNAMICS AT UK2 INCOMING

The receiver at the UK2 incoming interface is to be able to regenerate a signal whose level can be attenuated by between 0 dB and 40 dB (at 1 MHz) with respect to the UK2 outgoing level (see Section 0). A single-range equaliser is to be used.

The basis for the measurement of the equaliser are the attenuation averages of cables of Deutsche Telekom AG for wire diameters of 0.35 mm to 0.8 mm (see Annex
C).

-----------------
1  German



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                                     Page 6


REFLECTIVE ATTENUATION AT UK2 INCOMING

The reflective attenuation of the impedance of the UK2 incoming interface is to be > 16 dB against a resistance of 130 ohms real. The reflective attenuation is to be measured selectively using a measurement signal in the frequency range 100 kHz to 950 kHz. In the process, the level of the measurement signal at the connection UK2 incoming must not exceed -10 dBm.

UNSYMMETRICAL ATTENUATION AT UK2 INCOMING

The unsymmetrical attenuation at the UK2 incoming interface is to exceed 35 dB at 1 MHz.

MAXIMUM JITTER AT UK2 INCOMING

The jitter requirements placed on the UK2 incoming interface are to be found in the technical delivery conditions of the corresponding devices.

PROTECTIVE MEASURES

Fundamentally, the limiting values (1 TR 9) for devices outside of telecommunications operation rooms and the requirements contained in ETS 600 046 (primary rate access - safety and protection) apply. For more details, see the technical delivery conditions of the relevant transmission facilities.


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                                     Page 7

                                     ANNEX A

          CONNECTION CONFIGURATION FOR THE PRIMARY MULTIPLEX CONNECTION

NTPM              IR 1-8           LEPMKU           DIGITAL EXCHANGE FOR
                                                    LOCAL SERVICE / NE2SYN

S2M INTERFACE     UK2 INTERFACE    UK2 INTERFACE    UK2 INTERFACE     V2M
INTERFACE


                              REMOTE-SUPPLY SECTION

LOOP CIRCUIT VIA PULSE-ERROR DETECTION BY THE OG2

LOOP CONNECTION VIA ...

CRC4 SECTION                       CRC4 SECTION

FIGURE A.1:   BLOCK DIAGRAM FOR THE PRIMARY MULTIPLEX CONNECTION (PMXC)


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                                     Page 8

ANNEX B

TOLERANCE SCHEME FOR THE TRANSMISSION SIGNAL AT UK2 OUTGOING

                                                                1) NOMINAL VALUE


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                                     Page 9


FREQUENCY F (Hz)

CABLE ATTENUATION A1 (dB) WIRE DIAMETER 0.5 TO 1.4 MM

CABLE ATTENUATION A2 (dB) WIRE DIAMETER 0.4 MM

AVERAGE CABLE ATTENUATION VALUES FOR WIRE DIAMETER 0.5 TO 1.4 MM AND 0.4 MM (BASIS FOR THE EQUALISER MEASUREMENT)

0.4

0.6 TO 1.4


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                                    Page 10

                                     ANNEX C

            ATTENUATION CURVE FOR SYMMETRICAL LOCAL CONNECTION CABLES

FREQUENCY F (Hz)

CABLE ATTENUATION A1 (dB) WIRE DIAMETER 0.5 TO 1.4 MM

CABLE ATTENUATION A2 (dB) WIRE DIAMETER 0.4 MM

AVERAGE CABLE ATTENUATION VALUES FOR WIRE DIAMETER 0.5 TO 1.4 MM AND 0.4 MM (BASIS FOR THE EQUALISER MEASUREMENT)

0.4

0.6 TO 1.4

                                  Attachment 1

                          Prices for collocation rooms


Attachment 1

                                                                          Page 1